UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1796

Fidelity Destiny Portfolios
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2010

Item 1. Reports to Stockholders

Fidelity Destiny® Portfolios:
Fidelity AdvisorSM

Diversified Stock Fund -

Class A

Annual Report

September 30, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward C. Johnson 3d)

Dear Shareholder:

Equities staged a rally during the third quarter of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remained about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A	10.70%	0.77%	-2.29%
$50/month 15-Year Plan A	-44.65%	-1.33%	-2.79%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Diversified Stock Fund - Class A on September 30, 2000. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite heightened volatility, major U.S. stock markets recorded double-digit gains for the year ending September 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks trended upward during the first half of the period amid indications the Great Recession was over. By April, however, lingering high unemployment and heightened concern about the European debt dilemma sent equities falling. Markets regrouped in July, boosted by strong second-quarter earnings, but see-sawed thereafter on mixed economic data. The 12-month period ended with a September surprise, as the large-cap proxy S&P 500® Index rose 8.92%, the largest gain in that month since 1939. For the full 12 months, the S&P 500® rose 10.16%, while the blue-chip-laden Dow Jones Industrial AverageSM added 14.12% and the technology-heavy Nasdaq Composite® Index gained 12.61%. Among market segments, seven of the 10 sectors in the S&P 500 outperformed the broad-market index, while only one group - financials - posted a loss. Stocks of mid- and small-sized companies also did well, with the Russell Midcap® Index gaining 17.54% and Russell 2000® Index adding 13.35%. Looking abroad, debt problems in several European countries held back the gains in developed markets, with the MSCI® EAFE® (Europe, Australasia, Far East) Index rising only 3.36%.

Comments from James Morrow, Portfolio Manager of Fidelity AdvisorSM Diversified Stock Fund: For the year ending September 30, 2010, the fund's Class A shares returned 10.70% (excluding sales charges), roughly in line with the S&P 500. The biggest contribution came from the information technology sector, where security selection was very strong. Software/services and hardware/equipment names were especially helpful - led by underweightings in software maker Microsoft and computer and peripherals company Hewlett-Packard, and overweighting sales-oriented-software maker Salesforce.com. Another noteworthy contributor was an out-of-benchmark position in Acacia Research, which acquires and enforces technology patents. In contrast, a position in semiconductor and solar wafer business MEMC Electronic Materials was a very big underperformer. Elsewhere, stock picking in energy and industry weightings within consumer staples were positive. In financials, the picture was mixed - stock selection among banks and diversified financials helped, while various over- and underweightings in the sector were notable sources of underperformance. On an individual security basis, regional bank PNC Financial and an out-of-benchmark position in KKR Financial Holdings were helpful, although three big banks - Bank of America, Wells Fargo and JPMorgan Chase - hurt performance. Another drag on results was video game retailer GameStop. Some names I've mentioned were sold by period end.

Comments from James Morrow, Portfolio Manager of Fidelity AdvisorSM Diversified Stock Fund: For the year ending September 30, 2010, the fund's Class O shares returned 11.15% (excluding sales charges), roughly in line with the S&P 500. The biggest contribution came from the information technology sector, where security selection was very strong. Software/services and hardware/equipment names were especially helpful - led by underweightings in software maker Microsoft and computer and peripherals company Hewlett-Packard, and overweighting sales-oriented-software maker Salesforce.com. Another noteworthy contributor was an out-of-benchmark position in Acacia Research, which acquires and enforces technology patents. In contrast, a position in semiconductor and solar wafer business MEMC Electronic Materials was a very big underperformer. Elsewhere, stock picking in energy and industry weightings within consumer staples were positive. In financials, the picture was mixed - stock selection among banks and diversified financials helped, while various over- and underweightings in the sector were notable sources of underperformance. On an individual security basis, regional bank PNC Financial and an out-of-benchmark position in KKR Financial Holdings were helpful, although three big banks - Bank of America, Wells Fargo and JPMorgan Chase - hurt performance. Another drag on results was video game retailer GameStop. Some names I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period* April 1, 2010 to September 30, 2010
Class O	.51%
Actual		$ 1,000.00	$ 981.20	$ 2.53
Hypothetical A		$ 1,000.00	$ 1,022.51	$ 2.59
Class A	.87%
Actual		$ 1,000.00	$ 979.40	$ 4.32
Hypothetical A		$ 1,000.00	$ 1,020.71	$ 4.41
Class T	1.28%
Actual		$ 1,000.00	$ 977.80	$ 6.35
Hypothetical A		$ 1,000.00	$ 1,018.65	$ 6.48
Class B	1.78%
Actual		$ 1,000.00	$ 975.30	$ 8.81
Hypothetical A		$ 1,000.00	$ 1,016.14	$ 9.00
Class C	1.78%
Actual		$ 1,000.00	$ 975.30	$ 8.81
Hypothetical A		$ 1,000.00	$ 1,016.14	$ 9.00
Institutional Class	.78%
Actual		$ 1,000.00	$ 980.10	$ 3.87
Hypothetical A		$ 1,000.00	$ 1,021.16	$ 3.95

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.5	3.4
JPMorgan Chase & Co.	3.8	2.5
Wells Fargo & Co.	3.7	4.5
Bank of America Corp.	3.1	1.9
Apple, Inc.	3.0	2.5
Corning, Inc.	2.6	2.2
Chevron Corp.	2.5	3.1
MasterCard, Inc. Class A	2.5	1.3
Pfizer, Inc.	2.4	2.9
Cisco Systems, Inc.	2.3	2.4
	30.4
Top Five Market Sectors as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.1	25.1
Financials	19.5	19.6
Energy	12.5	12.2
Health Care	11.1	12.1
Consumer Discretionary	9.7	9.9
Asset Allocation (% of fund's net assets)
As of September 30, 2010*		As of March 31, 2010**
	Stocks 97.9%		Stocks 99.6%
	Convertible Securities 0.0%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	11.9%	** Foreign investments	10.0%

Annual Report

Investments September 30, 2010

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
CONSUMER DISCRETIONARY - 8.5%
Diversified Consumer Services - 0.1%
Service Corp. International	250,000	$ 2,155,000
Hotels, Restaurants & Leisure - 1.3%
Denny's Corp. (a)	2,300,000	7,153,000
McCormick & Schmick's Seafood Restaurants (a)(e)	900,000	7,002,000
Ruth's Hospitality Group, Inc. (a)	1,400,000	5,614,000
Wendy's/Arby's Group, Inc.	250,000	1,132,500
		20,901,500
Household Durables - 0.3%
KB Home	345,200	3,911,116
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	50,000	2,225,500
Media - 2.4%
Comcast Corp. Class A	1,500,000	27,120,000
DIRECTV (a)	175,000	7,285,250
Playboy Enterprises, Inc. Class B (non-vtg.) (a)(d)	1,000,000	5,140,000
		39,545,250
Multiline Retail - 0.8%
Big Lots, Inc. (a)	75,000	2,493,750
Macy's, Inc.	275,000	6,349,750
Nordstrom, Inc.	100,000	3,720,000
		12,563,500
Specialty Retail - 2.4%
bebe Stores, Inc.	275,000	1,982,750
Best Buy Co., Inc.	225,000	9,186,750
Lowe's Companies, Inc.	500,000	11,145,000
Office Depot, Inc. (a)	1,000,000	4,600,000
Sonic Automotive, Inc. Class A (sub. vtg.) (a)(d)	299,200	2,941,136
Staples, Inc.	375,000	7,845,000
The Men's Wearhouse, Inc.	75,000	1,784,250
		39,484,886
Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc. (a)	75,000	1,974,750
Hanesbrands, Inc. (a)	125,000	3,232,500
Liz Claiborne, Inc. (a)(d)	750,000	4,560,000
Ports Design Ltd.	1,000,000	2,764,532
Trinity Ltd.	2,000,000	1,956,438
Warnaco Group, Inc. (a)	50,000	2,556,500
		17,044,720
TOTAL CONSUMER DISCRETIONARY		137,831,472
CONSUMER STAPLES - 6.3%
Beverages - 2.7%
Anheuser-Busch InBev SA NV	50,000	2,941,535

	Shares	Value
PepsiCo, Inc.	225,000	$ 14,949,000
The Coca-Cola Co.	450,000	26,334,000
		44,224,535
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	450,000	14,161,500
Drogasil SA	100,000	2,550,704
Wal-Mart de Mexico SA de CV Series V	500,000	1,252,926
Wal-Mart Stores, Inc.	425,000	22,746,000
		40,711,130
Food Products - 1.1%
Archer Daniels Midland Co.	250,000	7,980,000
The J.M. Smucker Co.	100,000	6,053,000
Unilever NV unit	125,000	3,735,000
		17,768,000
TOTAL CONSUMER STAPLES		102,703,665
ENERGY - 12.5%
Energy Equipment & Services - 2.2%
Dresser-Rand Group, Inc. (a)	50,000	1,844,500
Helix Energy Solutions Group, Inc. (a)	525,000	5,848,500
Noble Corp.	250,000	8,447,500
North American Energy Partners, Inc. (a)	900,000	7,335,007
Weatherford International Ltd. (a)	725,000	12,397,500
		35,873,007
Oil, Gas & Consumable Fuels - 10.3%
Amyris, Inc.	148,600	2,563,350
Chevron Corp.	500,000	40,525,000
EXCO Resources, Inc.	500,000	7,435,000
Exxon Mobil Corp.	1,174,300	72,559,998
Newfield Exploration Co. (a)	75,000	4,308,000
Occidental Petroleum Corp.	150,000	11,745,000
Penn West Energy Trust	200,000	4,008,748
PetroBakken Energy Ltd. Class A (d)	100,000	2,242,527
Plains Exploration & Production Co. (a)	125,000	3,333,750
Southwestern Energy Co. (a)	150,000	5,016,000
Suncor Energy, Inc.	400,000	13,025,516
		166,762,889
TOTAL ENERGY		202,635,896
FINANCIALS - 19.5%
Capital Markets - 1.5%
Ashmore Group PLC	269,200	1,415,023
Bank of New York Mellon Corp.	300,000	7,839,000
Morgan Stanley	600,000	14,808,000
		24,062,023
Commercial Banks - 6.2%
Alliance Financial Corp.	175,000	5,290,250
Banco Santander SA	375,000	4,760,122
BB&T Corp.	275,000	6,622,000
Citizens Banking Corp., Michigan (a)	1,000,000	901,100
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Comerica, Inc.	150,000	$ 5,572,500
Regions Financial Corp.	750,000	5,452,500
Standard Chartered PLC (United Kingdom)	75,000	2,151,416
SunTrust Banks, Inc.	125,000	3,228,750
Susquehanna Bancshares, Inc., Pennsylvania	450,000	3,798,000
Wells Fargo & Co.	2,400,000	60,312,000
Wilmington Trust Corp., Delaware	250,000	2,245,000
		100,333,638
Diversified Financial Services - 8.8%
Bank of America Corp.	3,800,000	49,818,000
Citigroup, Inc. (a)	3,500,000	13,650,000
JPMorgan Chase & Co.	1,625,000	61,863,750
KKR Financial Holdings LLC	1,900,000	16,682,000
		142,013,750
Insurance - 2.1%
ACE Ltd.	125,000	7,281,250
Allstate Corp.	250,000	7,887,500
Genworth Financial, Inc. Class A (a)	193,200	2,360,904
Hanover Insurance Group, Inc.	100,000	4,700,000
RenaissanceRe Holdings Ltd.	160,000	9,593,600
The Chubb Corp.	50,000	2,849,500
		34,672,754
Thrifts & Mortgage Finance - 0.9%
MGIC Investment Corp. (a)	150,000	1,384,500
Radian Group, Inc.	1,667,600	13,040,632
		14,425,132
TOTAL FINANCIALS		315,507,297
HEALTH CARE - 11.1%
Biotechnology - 1.5%
Alnylam Pharmaceuticals, Inc. (a)	150,000	1,842,000
AMAG Pharmaceuticals, Inc. (a)	100,000	1,721,000
Amgen, Inc. (a)	225,000	12,399,750
PDL BioPharma, Inc.	500,000	2,630,000
SIGA Technologies, Inc. (a)(d)	300,000	2,538,000
United Therapeutics Corp. (a)	50,000	2,800,500
		23,931,250
Health Care Equipment & Supplies - 0.4%
Gen-Probe, Inc. (a)	50,000	2,423,000
Meridian Bioscience, Inc. (d)	175,000	3,829,000
		6,252,000
Health Care Providers & Services - 2.8%
Express Scripts, Inc. (a)	75,000	3,652,500
LCA-Vision, Inc. (a)	525,000	2,924,250
McKesson Corp.	200,000	12,356,000
Medco Health Solutions, Inc. (a)	125,000	6,507,500

	Shares	Value
Quest Diagnostics, Inc.	100,000	$ 5,047,000
UnitedHealth Group, Inc.	225,000	7,899,750
WellPoint, Inc. (a)	125,000	7,080,000
		45,467,000
Health Care Technology - 0.2%
MedAssets, Inc. (a)(d)	150,000	3,156,000
Life Sciences Tools & Services - 0.1%
Covance, Inc. (a)	50,000	2,339,500
Pharmaceuticals - 6.1%
Elan Corp. PLC sponsored ADR (a)	500,000	2,875,000
Johnson & Johnson	500,000	30,980,000
Merck & Co., Inc.	700,000	25,767,000
Pfizer, Inc.	2,300,000	39,491,000
		99,113,000
TOTAL HEALTH CARE		180,258,750
INDUSTRIALS - 7.1%
Aerospace & Defense - 2.5%
Honeywell International, Inc.	450,000	19,773,000
Precision Castparts Corp.	75,000	9,551,250
United Technologies Corp.	150,000	10,684,500
		40,008,750
Airlines - 0.2%
Delta Air Lines, Inc. (a)	350,000	4,074,000
Building Products - 0.5%
Masco Corp.	275,000	3,027,750
Owens Corning (a)	200,000	5,126,000
		8,153,750
Commercial Services & Supplies - 0.8%
Covanta Holding Corp.	250,000	3,937,500
Iron Mountain, Inc.	175,000	3,909,500
Standard Parking Corp. (a)	254,000	4,343,400
		12,190,400
Construction & Engineering - 0.3%
Quanta Services, Inc. (a)	250,000	4,770,000
Electrical Equipment - 0.2%
General Cable Corp. (a)	100,000	2,712,000
Industrial Conglomerates - 0.3%
Textron, Inc.	275,000	5,654,000
Machinery - 1.3%
ArvinMeritor, Inc. (a)	200,000	3,108,000
Douglas Dynamics, Inc.	126,240	1,559,064
Ingersoll-Rand Co. Ltd.	300,000	10,713,000
WABCO Holdings, Inc. (a)	125,000	5,242,500
		20,622,564
Road & Rail - 0.8%
Con-way, Inc.	125,000	3,873,750
CSX Corp.	175,000	9,681,000
		13,554,750
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
WESCO International, Inc. (a)	100,000	$ 3,929,000
TOTAL INDUSTRIALS		115,669,214
INFORMATION TECHNOLOGY - 28.1%
Communications Equipment - 3.3%
Cisco Systems, Inc. (a)	1,700,000	37,230,000
Juniper Networks, Inc. (a)	350,000	10,622,500
Motorola, Inc. (a)	700,000	5,971,000
		53,823,500
Computers & Peripherals - 3.0%
Apple, Inc. (a)	170,000	48,237,500
Electronic Equipment & Components - 3.3%
Acacia Research Corp. - Acacia Technologies (a)	374,400	6,589,440
Corning, Inc.	2,300,000	42,044,000
Fabrinet (a)	275,000	4,350,500
		52,983,940
Internet Software & Services - 2.4%
eBay, Inc. (a)	500,000	12,200,000
Google, Inc. Class A (a)	40,000	21,031,600
Rackspace Hosting, Inc. (a)	225,000	5,845,500
		39,077,100
IT Services - 6.2%
Cognizant Technology Solutions Corp. Class A (a)	100,000	6,447,000
International Business Machines Corp.	275,000	36,888,500
MasterCard, Inc. Class A	180,000	40,320,000
Paychex, Inc.	625,000	17,181,250
		100,836,750
Semiconductors & Semiconductor Equipment - 7.3%
ASM International NV unit (a)	250,000	6,360,000
ASML Holding NV	250,000	7,432,500
KLA-Tencor Corp.	400,000	14,092,000
Lam Research Corp. (a)	244,100	10,215,585
MEMC Electronic Materials, Inc. (a)	825,000	9,834,000
National Semiconductor Corp.	400,000	5,108,000
Netlogic Microsystems, Inc. (a)	50,000	1,379,000
NXP Semiconductors NV	300,000	3,717,000
Samsung Electronics Co. Ltd.	10,000	6,814,298
Siliconware Precision Industries Co. Ltd. sponsored ADR	1,000,000	5,430,000
Taiwan Semiconductor Manufacturing Co. Ltd.	8,000,000	15,853,065
Teradyne, Inc. (a)	1,750,000	19,495,000
Texas Instruments, Inc.	425,000	11,534,500
		117,264,948

	Shares	Value
Software - 2.6%
Autonomy Corp. PLC (a)	725,000	$ 20,648,959
CA, Inc.	175,000	3,696,000
Nuance Communications, Inc. (a)	325,000	5,083,000
Oracle Corp.	225,000	6,041,250
Salesforce.com, Inc. (a)	50,000	5,590,000
SciQuest, Inc.	100,000	1,208,000
		42,267,209
TOTAL INFORMATION TECHNOLOGY		454,490,947
MATERIALS - 1.6%
Chemicals - 1.0%
Celanese Corp. Class A	50,000	1,605,000
Ecolab, Inc.	200,000	10,148,000
The Mosaic Co.	75,000	4,407,000
		16,160,000
Metals & Mining - 0.6%
Gem Diamonds Ltd. (a)	600,000	1,873,358
Nucor Corp.	200,000	7,640,000
		9,513,358
TOTAL MATERIALS		25,673,358
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.8%
Verizon Communications, Inc.	375,000	12,221,250
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	1,500,000	6,945,000
TOTAL TELECOMMUNICATION SERVICES		19,166,250
UTILITIES - 0.8%
Electric Utilities - 0.2%
Entergy Corp.	50,000	3,826,500
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	475,000	5,391,250
NRG Energy, Inc. (a)	200,000	4,164,000
		9,555,250
TOTAL UTILITIES		13,381,750
TOTAL COMMON STOCKS (Cost $1,636,925,519)		1,567,318,599
Nonconvertible Preferred Stocks - 1.2%
	Shares	Value
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 1.2%
Porsche Automobil Holding SE	325,000	$ 16,095,789
Volkswagen AG	25,000	3,017,545
		19,113,334
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $19,825,871)		19,113,334
Convertible Bonds - 0.0%
Principal Amount
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Calpine Corp. 7.75% 6/1/15 (c) (Cost $118,855)	$ 2,950,000	0
Money Market Funds - 3.7%
	Shares	Value
Fidelity Cash Central Fund, 0.25% (f)	52,375,178	$ 52,375,178
Fidelity Securities Lending Cash Central Fund, 0.26% (b)(f)	7,074,987	7,074,987
TOTAL MONEY MARKET FUNDS (Cost $59,450,165)		59,450,165
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $1,716,320,410)		1,645,882,098
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(25,769,789)
NET ASSETS - 100%		$ 1,620,112,309
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Non-income producing - Security is in default.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,460
Fidelity Securities Lending Cash Central Fund	244,651
Total	$ 262,111
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
McCormick & Schmick's Seafood Restaurants	$ 4,917,944	$ 2,475,746	$ 773,616	$ -	$ 7,002,000
Other Information

The following is a summary of the inputs used, as of September 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 156,944,806	$ 156,944,806	$ -	$ -
Consumer Staples	102,703,665	102,703,665	-	-
Energy	202,635,896	202,635,896	-	-
Financials	315,507,297	310,747,175	4,760,122	-
Health Care	180,258,750	180,258,750	-	-
Industrials	115,669,214	115,669,214	-	-
Information Technology	454,490,947	438,637,882	15,853,065	-
Materials	25,673,358	25,673,358	-	-
Telecommunication Services	19,166,250	19,166,250	-	-
Utilities	13,381,750	13,381,750	-	-
Corporate Bonds	-	-	-	-
Money Market Funds	59,450,165	59,450,165	-	-
Total Investments in Securities:	$ 1,645,882,098	$ 1,625,268,911	$ 20,613,187	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.1%
Switzerland	1.7%
Canada	1.5%
United Kingdom	1.5%
Taiwan	1.4%
Netherlands	1.3%
Germany	1.2%
Others (Individually Less Than 1%)	3.3%
100.0%
Income Tax Information

At September 30, 2010, the Fund had a capital loss carryforward of approximately $584,176,896 of which $42,755,310, $517,419,169 and $24,002,417 will expire on September 30, 2011, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2010

Assets
Investment in securities, at value (including securities loaned of $6,869,076) - See accompanying schedule: Unaffiliated issuers (cost $1,646,471,143)	$ 1,579,429,933
Fidelity Central Funds (cost $59,450,165)	59,450,165
Other affiliated issuers (cost $10,399,102)	7,002,000
Total Investments (cost $1,716,320,410)		$ 1,645,882,098
Receivable for fund shares sold		729,451
Dividends receivable		1,302,625
Distributions receivable from Fidelity Central Funds		5,825
Other receivables		88,332
Total assets		1,648,008,331

Liabilities
Payable for investments purchased	$ 18,380,463
Payable for fund shares redeemed	1,601,117
Accrued management fee	558,848
Distribution and service plan fees payable	30,823
Other affiliated payables	131,589
Other payables and accrued expenses	118,195
Collateral on securities loaned, at value	7,074,987
Total liabilities		27,896,022

Net Assets		$ 1,620,112,309
Net Assets consist of:
Paid in capital		$ 2,272,767,566
Undistributed net investment income		13,656,466
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(595,875,426)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(70,436,297)
Net Assets		$ 1,620,112,309

Statement of Assets and Liabilities - continued

September 30, 2010

Class O: Net Asset Value, offering price and redemption price per share ($1,458,736,195 ÷ 107,665,207 shares)	$ 13.55

Class A: Net Asset Value and redemption price per share ($110,671,778 ÷ 8,331,472 shares)	$ 13.28

Maximum offering price per share (100/94.25 of $13.28)	$ 14.09
Class T: Net Asset Value and redemption price per share ($12,050,672 ÷ 912,299 shares)	$ 13.21

Maximum offering price per share (100/96.50 of $13.21)	$ 13.69
Class B: Net Asset Value and offering price per share ($1,060,490 ÷ 81,334 shares)A	$ 13.04

Class C: Net Asset Value and offering price per share ($2,852,885 ÷ 218,725 shares)A	$ 13.04

Institutional Class: Net Asset Value, offering price and redemption price per share ($34,740,289 ÷ 2,513,543 shares)	$ 13.82

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2010

Investment Income
Dividends		$ 27,931,313
Interest		148
Income from Fidelity Central Funds		262,111
Total income		28,193,572

Expenses
Management fee	$ 7,140,208
Transfer agent fees	625,115
Distribution and service plan fees	391,527
Accounting and security lending fees	540,786
Custodian fees and expenses	86,102
Independent trustees' compensation	10,124
Appreciation in deferred trustee compensation account	111
Registration fees	81,808
Audit	75,408
Legal	12,342
Interest	7,833
Miscellaneous	24,824
Total expenses before reductions	8,996,188
Expense reductions	(140,352)	8,855,836
Net investment income (loss)		19,337,736
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	269,134,051
Other affiliated issuers	371,026
Foreign currency transactions	(127,298)
Capital gain distributions from Fidelity Central Funds	2,058
Total net realized gain (loss)		269,379,837
Change in net unrealized appreciation (depreciation) on: Investment securities	(109,172,514)
Assets and liabilities in foreign currencies	(1,612)
Total change in net unrealized appreciation (depreciation)		(109,174,126)
Net gain (loss)		160,205,711
Net increase (decrease) in net assets resulting from operations		$ 179,543,447

Statement of Changes in Net Assets

	Year ended September 30, 2010	Year ended September 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,337,736	$ 18,790,137
Net realized gain (loss)	269,379,837	(427,887,586)
Change in net unrealized appreciation (depreciation)	(109,174,126)	448,274,527
Net increase (decrease) in net assets resulting from operations	179,543,447	39,177,078
Distributions to shareholders from net investment income	(18,699,364)	(21,704,272)
Distributions to shareholders from net realized gain	(699,305)	-
Total distributions	(19,398,669)	(21,704,272)
Share transactions - net increase (decrease)	(394,795,070)	(67,335,220)
Total increase (decrease) in net assets	(234,650,292)	(49,862,414)

Net Assets
Beginning of period	1,854,762,601	1,904,625,015
End of period (including undistributed net investment income of $13,656,466 and undistributed net investment income of $12,886,723, respectively)	$ 1,620,112,309	$ 1,854,762,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.33	$ 12.06	$ 17.44	$ 14.82	$ 13.51
Income from Investment Operations
Net investment income (loss) C	.15	.13	.20	.15	.13
Net realized and unrealized gain (loss)	1.21	.29	(5.41)	2.62	1.29
Total from investment operations	1.36	.42	(5.21)	2.77	1.42
Distributions from net investment income	(.14)	(.15)	(.17)	(.15)	(.11)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.14) G	(.15)	(.17)	(.15)	(.11)
Net asset value, end of period	$ 13.55	$ 12.33	$ 12.06	$ 17.44	$ 14.82
Total Return A, B	11.15%	4.04%	(30.13)%	18.83%	10.55%
Ratios to Average Net Assets D, F
Expenses before reductions	.51%	.51%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.51%	.51%	.49%	.49%	.49%
Expenses net of all reductions	.50%	.50%	.48%	.48%	.48%
Net investment income (loss)	1.20%	1.34%	1.30%	.95%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,458,736	$ 1,708,710	$ 1,758,888	$ 2,878,127	$ 2,915,932
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

Financial Highlights - Class A

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 11.80	$ 17.07	$ 14.53	$ 13.24
Income from Investment Operations
Net investment income (loss) D	.10	.08	.13	.08	.06
Net realized and unrealized gain (loss)	1.19	.30	(5.29)	2.56	1.28
Total from investment operations	1.29	.38	(5.16)	2.64	1.34
Distributions from net investment income	(.09)	(.09)	(.11)	(.10)	(.05)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.10)	(.09)	(.11)	(.10)	(.05)
Net asset value, end of period	$ 13.28	$ 12.09	$ 11.80	$ 17.07	$ 14.53
Total Return A, B, C	10.70%	3.59%	(30.42)%	18.25%	10.13%
Ratios to Average Net Assets E, G
Expenses before reductions	.88%	.95%	.92%	.91%	.95%
Expenses net of fee waivers, if any	.88%	.95%	.92%	.91%	.95%
Expenses net of all reductions	.87%	.93%	.91%	.90%	.94%
Net investment income (loss)	.82%	.90%	.87%	.52%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,672	$ 129,758	$ 124,522	$ 182,686	$ 130,332
Portfolio turnover rate F	102%	162%	121%	148%	66%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.04	$ 11.69	$ 16.91	$ 14.45	$ 13.24
Income from Investment Operations
Net investment income (loss) C	.05	.05	.08	.03	.02
Net realized and unrealized gain (loss)	1.18	.32	(5.26)	2.54	1.27
Total from investment operations	1.23	.37	(5.18)	2.57	1.29
Distributions from net investment income	(.05)	(.02)	(.04)	(.11)	(.08)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.06)	(.02)	(.04)	(.11)	(.08)
Net asset value, end of period	$ 13.21	$ 12.04	$ 11.69	$ 16.91	$ 14.45
Total Return A, B	10.25%	3.25%	(30.69)%	17.90%	9.75%
Ratios to Average Net Assets D, F
Expenses before reductions	1.30%	1.33%	1.27%	1.23%	1.25%
Expenses net of fee waivers, if any	1.30%	1.33%	1.27%	1.23%	1.25%
Expenses net of all reductions	1.29%	1.32%	1.26%	1.22%	1.24%
Net investment income (loss)	.40%	.52%	.53%	.20%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,051	$ 11,378	$ 12,444	$ 26,732	$ 12,646
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.90	$ 11.59	$ 16.80	$ 14.38	$ 13.22
Income from Investment Operations
Net investment income (loss) C	(.01)	- H	- H	(.06)	(.06)
Net realized and unrealized gain (loss)	1.17	.31	(5.21)	2.54	1.27
Total from investment operations	1.16	.31	(5.21)	2.48	1.21
Distributions from net investment income	(.01)	-	-	(.06)	(.05)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.02)	-	-	(.06)	(.05)
Net asset value, end of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.38
Total Return A, B	9.72%	2.67%	(31.01)%	17.26%	9.19%
Ratios to Average Net Assets D, G
Expenses before reductions	1.80%	1.83%	1.79%	1.81%	1.82%
Expenses net of fee waivers, if any	1.80%	1.83%	1.79%	1.81%	1.82%
Expenses net of all reductions	1.79%	1.81%	1.78%	1.80%	1.81%
Net investment income (loss)	(.10)%	.02%	-% F	(.37)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,060	$ 1,072	$ 853	$ 1,356	$ 909
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.90	$ 11.59	$ 16.80	$ 14.37	$ 13.22
Income from Investment Operations
Net investment income (loss) C	(.01)	- G	- G	(.06)	(.06)
Net realized and unrealized gain (loss)	1.16	.31	(5.21)	2.54	1.28
Total from investment operations	1.15	.31	(5.21)	2.48	1.22
Distributions from net investment income	(.01)	-	-	(.05)	(.07)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.01) H	-	-	(.05)	(.07)
Net asset value, end of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.37
Total Return A, B	9.69%	2.67%	(31.01)%	17.31%	9.20%
Ratios to Average Net Assets D, F
Expenses before reductions	1.79%	1.82%	1.79%	1.79%	1.84%
Expenses net of fee waivers, if any	1.79%	1.82%	1.79%	1.79%	1.84%
Expenses net of all reductions	1.79%	1.81%	1.78%	1.78%	1.84%
Net investment income (loss)	(.09)%	.03%	.01%	(.36)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,853	$ 2,501	$ 2,676	$ 4,897	$ 2,758
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 12.15	$ 17.56	$ 14.77	$ 13.50
Income from Investment Operations
Net investment income (loss) B	.11	.10	.17	.12	.09
Net realized and unrealized gain (loss)	1.24	.34	(5.45)	2.67	1.29
Total from investment operations	1.35	.44	(5.28)	2.79	1.38
Distributions from net investment income	(.10)	(.02)	(.13)	-	(.11)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.10) F	(.02)	(.13)	-	(.11)
Net asset value, end of period	$ 13.82	$ 12.57	$ 12.15	$ 17.56	$ 14.77
Total Return A	10.81%	3.75%	(30.25)%	18.89%	10.26%
Ratios to Average Net Assets C, E
Expenses before reductions	.78%	.79%	.69%	.65%	.77%
Expenses net of fee waivers, if any	.78%	.79%	.69%	.65%	.77%
Expenses net of all reductions	.77%	.77%	.69%	.64%	.76%
Net investment income (loss)	.92%	1.06%	1.10%	.78%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,740	$ 1,344	$ 5,242	$ 42,212	$ 579,483
Portfolio turnover rate D	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2010

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1

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3. Significant Accounting Policies - continued

Security Valuation - continued

in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 118,795,207
Gross unrealized depreciation	(204,082,680)
Net unrealized appreciation (depreciation)	$ (85,287,473)

Tax Cost	$ 1,731,169,571

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,866,604
Capital loss carryforward	$ (584,176,896)
Net unrealized appreciation (depreciation)	$ (85,285,458)

The tax character of distributions paid was as follows:

	September 30, 2010	September 30, 2009
Ordinary Income	$ 19,398,669	$ 21,704,272

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,670,999,212 and $2,087,473,910, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 295,142	$ 3,130
Class T	.25%	.25%	59,190	4
Class B	.75%	.25%	10,600	7,954
Class C	.75%	.25%	26,595	5,335
			$ 391,527	$ 16,423

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5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,987
Class T	2,171
Class B*	3,575
Class C*	469
15,202

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 394,547.03
Class A	175,272.15
Class T	38,238.32
Class B	3,378.32
Class C	8,406.32
Institutional Class	5,274.30
	$ 625,115

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $59,551 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,497,507.39%		$ 5,620

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,846 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

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Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $244,651.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,546,200. The weighted average interest rate was .62%. The interest expense amounted to $2,213 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $140,352 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2010	2009
From net investment income
Class O	$ 17,708,586	$ 20,731,859
Class A	926,935	945,483
Class T	51,155	20,415
Class B	889	-
Class C	1,448	-
Institutional Class	10,351	6,515
Total	$ 18,699,364	$ 21,704,272
From net realized gain
Class O	$ 641,616	$ -
Class A	50,930	-
Class T	4,736	-
Class B	444	-
Class C	1,034	-
Institutional Class	545	-
Total	$ 699,305	$ -

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2010	2009	2010	2009
Class O
Shares sold	9,552,630	7,606,531	$ 122,347,240	$ 76,359,324
Reinvestment of distributions	1,247,286	2,111,096	15,553,658	17,416,562
Shares redeemed	(41,671,845)	(17,019,138)	(535,108,268)	(158,838,504)
Net increase (decrease)	(30,871,929)	(7,301,511)	$ (397,207,370)	$ (65,062,618)
Class A
Shares sold	2,753,283	2,335,925	$ 35,143,064	$ 21,078,470
Reinvestment of distributions	74,066	108,691	908,047	882,568
Shares redeemed	(5,224,869)	(2,265,889)	(66,445,318)	(20,059,558)
Net increase (decrease)	(2,397,520)	178,727	$ (30,394,207)	$ 1,901,480
Class T
Shares sold	163,283	205,277	$ 2,055,777	$ 1,901,523
Reinvestment of distributions	4,499	2,483	55,026	20,112
Shares redeemed	(200,402)	(326,967)	(2,544,126)	(2,949,011)
Net increase (decrease)	(32,620)	(119,207)	$ (433,323)	$ (1,027,376)
Class B
Shares sold	15,874	31,825	$ 199,572	$ 293,713
Reinvestment of distributions	106	-	1,288	-
Shares redeemed	(24,729)	(15,335)	(310,445)	(138,927)
Net increase (decrease)	(8,749)	16,490	$ (109,585)	$ 154,786
Class C
Shares sold	66,698	71,381	$ 848,168	$ 670,802
Reinvestment of distributions	196	-	2,376	-
Shares redeemed	(58,243)	(92,183)	(719,732)	(803,319)
Net increase (decrease)	8,651	(20,802)	$ 130,812	$ (132,517)
Institutional Class
Shares sold	2,435,059	11,727	$ 33,604,258	$ 106,180
Reinvestment of distributions	612	599	7,803	5,046
Shares redeemed	(29,007)	(337,015)	(393,458)	(3,280,201)
Net increase (decrease)	2,406,664	(324,689)	$ 33,218,603	$ (3,168,975)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 18, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.

Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.

The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.
Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

DESIN-UANN-1110
1.837886.104

Fidelity Destiny® Portfolios:
Fidelity AdvisorSM

Diversified Stock Fund -

Class O

Annual Report

September 30, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward C. Johnson 3d)

Dear Shareholder:

Equities staged a rally during the third quarter of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remained about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class O	11.15%	1.20%	-1.68%
$50/month 15-Year Plan A	-46.87%	-2.45%	-2.97%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect custodian fees and sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan, and 5.7% on each subsequent investment thereafter, and a Custodian Fee of up to $1.50 per investment. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Diversified Stock Fund - Class O on September 30, 2000. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite heightened volatility, major U.S. stock markets recorded double-digit gains for the year ending September 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks trended upward during the first half of the period amid indications the Great Recession was over. By April, however, lingering high unemployment and heightened concern about the European debt dilemma sent equities falling. Markets regrouped in July, boosted by strong second-quarter earnings, but see-sawed thereafter on mixed economic data. The 12-month period ended with a September surprise, as the large-cap proxy S&P 500® Index rose 8.92%, the largest gain in that month since 1939. For the full 12 months, the S&P 500® rose 10.16%, while the blue-chip-laden Dow Jones Industrial AverageSM added 14.12% and the technology-heavy Nasdaq Composite® Index gained 12.61%. Among market segments, seven of the 10 sectors in the S&P 500 outperformed the broad-market index, while only one group - financials - posted a loss. Stocks of mid- and small-sized companies also did well, with the Russell Midcap® Index gaining 17.54% and Russell 2000® Index adding 13.35%. Looking abroad, debt problems in several European countries held back the gains in developed markets, with the MSCI® EAFE® (Europe, Australasia, Far East) Index rising only 3.36%.

Comments from James Morrow, Portfolio Manager of Fidelity AdvisorSM Diversified Stock Fund: For the year ending September 30, 2010, the fund's Class A shares returned 10.70% (excluding sales charges), roughly in line with the S&P 500. The biggest contribution came from the information technology sector, where security selection was very strong. Software/services and hardware/equipment names were especially helpful - led by underweightings in software maker Microsoft and computer and peripherals company Hewlett-Packard, and overweighting sales-oriented-software maker Salesforce.com. Another noteworthy contributor was an out-of-benchmark position in Acacia Research, which acquires and enforces technology patents. In contrast, a position in semiconductor and solar wafer business MEMC Electronic Materials was a very big underperformer. Elsewhere, stock picking in energy and industry weightings within consumer staples were positive. In financials, the picture was mixed - stock selection among banks and diversified financials helped, while various over- and underweightings in the sector were notable sources of underperformance. On an individual security basis, regional bank PNC Financial and an out-of-benchmark position in KKR Financial Holdings were helpful, although three big banks - Bank of America, Wells Fargo and JPMorgan Chase - hurt performance. Another drag on results was video game retailer GameStop. Some names I've mentioned were sold by period end.

Comments from James Morrow, Portfolio Manager of Fidelity AdvisorSM Diversified Stock Fund: For the year ending September 30, 2010, the fund's Class O shares returned 11.15% (excluding sales charges), roughly in line with the S&P 500. The biggest contribution came from the information technology sector, where security selection was very strong. Software/services and hardware/equipment names were especially helpful - led by underweightings in software maker Microsoft and computer and peripherals company Hewlett-Packard, and overweighting sales-oriented-software maker Salesforce.com. Another noteworthy contributor was an out-of-benchmark position in Acacia Research, which acquires and enforces technology patents. In contrast, a position in semiconductor and solar wafer business MEMC Electronic Materials was a very big underperformer. Elsewhere, stock picking in energy and industry weightings within consumer staples were positive. In financials, the picture was mixed - stock selection among banks and diversified financials helped, while various over- and underweightings in the sector were notable sources of underperformance. On an individual security basis, regional bank PNC Financial and an out-of-benchmark position in KKR Financial Holdings were helpful, although three big banks - Bank of America, Wells Fargo and JPMorgan Chase - hurt performance. Another drag on results was video game retailer GameStop. Some names I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period* April 1, 2010 to September 30, 2010
Class O	.51%
Actual		$ 1,000.00	$ 981.20	$ 2.53
Hypothetical A		$ 1,000.00	$ 1,022.51	$ 2.59
Class A	.87%
Actual		$ 1,000.00	$ 979.40	$ 4.32
Hypothetical A		$ 1,000.00	$ 1,020.71	$ 4.41
Class T	1.28%
Actual		$ 1,000.00	$ 977.80	$ 6.35
Hypothetical A		$ 1,000.00	$ 1,018.65	$ 6.48
Class B	1.78%
Actual		$ 1,000.00	$ 975.30	$ 8.81
Hypothetical A		$ 1,000.00	$ 1,016.14	$ 9.00
Class C	1.78%
Actual		$ 1,000.00	$ 975.30	$ 8.81
Hypothetical A		$ 1,000.00	$ 1,016.14	$ 9.00
Institutional Class	.78%
Actual		$ 1,000.00	$ 980.10	$ 3.87
Hypothetical A		$ 1,000.00	$ 1,021.16	$ 3.95

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.5	3.4
JPMorgan Chase & Co.	3.8	2.5
Wells Fargo & Co.	3.7	4.5
Bank of America Corp.	3.1	1.9
Apple, Inc.	3.0	2.5
Corning, Inc.	2.6	2.2
Chevron Corp.	2.5	3.1
MasterCard, Inc. Class A	2.5	1.3
Pfizer, Inc.	2.4	2.9
Cisco Systems, Inc.	2.3	2.4
	30.4
Top Five Market Sectors as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.1	25.1
Financials	19.5	19.6
Energy	12.5	12.2
Health Care	11.1	12.1
Consumer Discretionary	9.7	9.9
Asset Allocation (% of fund's net assets)
As of September 30, 2010*		As of March 31, 2010**
	Stocks 97.9%		Stocks 99.6%
	Convertible Securities 0.0%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	11.9%	** Foreign investments	10.0%

Annual Report

Investments September 30, 2010

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
CONSUMER DISCRETIONARY - 8.5%
Diversified Consumer Services - 0.1%
Service Corp. International	250,000	$ 2,155,000
Hotels, Restaurants & Leisure - 1.3%
Denny's Corp. (a)	2,300,000	7,153,000
McCormick & Schmick's Seafood Restaurants (a)(e)	900,000	7,002,000
Ruth's Hospitality Group, Inc. (a)	1,400,000	5,614,000
Wendy's/Arby's Group, Inc.	250,000	1,132,500
		20,901,500
Household Durables - 0.3%
KB Home	345,200	3,911,116
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	50,000	2,225,500
Media - 2.4%
Comcast Corp. Class A	1,500,000	27,120,000
DIRECTV (a)	175,000	7,285,250
Playboy Enterprises, Inc. Class B (non-vtg.) (a)(d)	1,000,000	5,140,000
		39,545,250
Multiline Retail - 0.8%
Big Lots, Inc. (a)	75,000	2,493,750
Macy's, Inc.	275,000	6,349,750
Nordstrom, Inc.	100,000	3,720,000
		12,563,500
Specialty Retail - 2.4%
bebe Stores, Inc.	275,000	1,982,750
Best Buy Co., Inc.	225,000	9,186,750
Lowe's Companies, Inc.	500,000	11,145,000
Office Depot, Inc. (a)	1,000,000	4,600,000
Sonic Automotive, Inc. Class A (sub. vtg.) (a)(d)	299,200	2,941,136
Staples, Inc.	375,000	7,845,000
The Men's Wearhouse, Inc.	75,000	1,784,250
		39,484,886
Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc. (a)	75,000	1,974,750
Hanesbrands, Inc. (a)	125,000	3,232,500
Liz Claiborne, Inc. (a)(d)	750,000	4,560,000
Ports Design Ltd.	1,000,000	2,764,532
Trinity Ltd.	2,000,000	1,956,438
Warnaco Group, Inc. (a)	50,000	2,556,500
		17,044,720
TOTAL CONSUMER DISCRETIONARY		137,831,472
CONSUMER STAPLES - 6.3%
Beverages - 2.7%
Anheuser-Busch InBev SA NV	50,000	2,941,535

	Shares	Value
PepsiCo, Inc.	225,000	$ 14,949,000
The Coca-Cola Co.	450,000	26,334,000
		44,224,535
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	450,000	14,161,500
Drogasil SA	100,000	2,550,704
Wal-Mart de Mexico SA de CV Series V	500,000	1,252,926
Wal-Mart Stores, Inc.	425,000	22,746,000
		40,711,130
Food Products - 1.1%
Archer Daniels Midland Co.	250,000	7,980,000
The J.M. Smucker Co.	100,000	6,053,000
Unilever NV unit	125,000	3,735,000
		17,768,000
TOTAL CONSUMER STAPLES		102,703,665
ENERGY - 12.5%
Energy Equipment & Services - 2.2%
Dresser-Rand Group, Inc. (a)	50,000	1,844,500
Helix Energy Solutions Group, Inc. (a)	525,000	5,848,500
Noble Corp.	250,000	8,447,500
North American Energy Partners, Inc. (a)	900,000	7,335,007
Weatherford International Ltd. (a)	725,000	12,397,500
		35,873,007
Oil, Gas & Consumable Fuels - 10.3%
Amyris, Inc.	148,600	2,563,350
Chevron Corp.	500,000	40,525,000
EXCO Resources, Inc.	500,000	7,435,000
Exxon Mobil Corp.	1,174,300	72,559,998
Newfield Exploration Co. (a)	75,000	4,308,000
Occidental Petroleum Corp.	150,000	11,745,000
Penn West Energy Trust	200,000	4,008,748
PetroBakken Energy Ltd. Class A (d)	100,000	2,242,527
Plains Exploration & Production Co. (a)	125,000	3,333,750
Southwestern Energy Co. (a)	150,000	5,016,000
Suncor Energy, Inc.	400,000	13,025,516
		166,762,889
TOTAL ENERGY		202,635,896
FINANCIALS - 19.5%
Capital Markets - 1.5%
Ashmore Group PLC	269,200	1,415,023
Bank of New York Mellon Corp.	300,000	7,839,000
Morgan Stanley	600,000	14,808,000
		24,062,023
Commercial Banks - 6.2%
Alliance Financial Corp.	175,000	5,290,250
Banco Santander SA	375,000	4,760,122
BB&T Corp.	275,000	6,622,000
Citizens Banking Corp., Michigan (a)	1,000,000	901,100
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Comerica, Inc.	150,000	$ 5,572,500
Regions Financial Corp.	750,000	5,452,500
Standard Chartered PLC (United Kingdom)	75,000	2,151,416
SunTrust Banks, Inc.	125,000	3,228,750
Susquehanna Bancshares, Inc., Pennsylvania	450,000	3,798,000
Wells Fargo & Co.	2,400,000	60,312,000
Wilmington Trust Corp., Delaware	250,000	2,245,000
		100,333,638
Diversified Financial Services - 8.8%
Bank of America Corp.	3,800,000	49,818,000
Citigroup, Inc. (a)	3,500,000	13,650,000
JPMorgan Chase & Co.	1,625,000	61,863,750
KKR Financial Holdings LLC	1,900,000	16,682,000
		142,013,750
Insurance - 2.1%
ACE Ltd.	125,000	7,281,250
Allstate Corp.	250,000	7,887,500
Genworth Financial, Inc. Class A (a)	193,200	2,360,904
Hanover Insurance Group, Inc.	100,000	4,700,000
RenaissanceRe Holdings Ltd.	160,000	9,593,600
The Chubb Corp.	50,000	2,849,500
		34,672,754
Thrifts & Mortgage Finance - 0.9%
MGIC Investment Corp. (a)	150,000	1,384,500
Radian Group, Inc.	1,667,600	13,040,632
		14,425,132
TOTAL FINANCIALS		315,507,297
HEALTH CARE - 11.1%
Biotechnology - 1.5%
Alnylam Pharmaceuticals, Inc. (a)	150,000	1,842,000
AMAG Pharmaceuticals, Inc. (a)	100,000	1,721,000
Amgen, Inc. (a)	225,000	12,399,750
PDL BioPharma, Inc.	500,000	2,630,000
SIGA Technologies, Inc. (a)(d)	300,000	2,538,000
United Therapeutics Corp. (a)	50,000	2,800,500
		23,931,250
Health Care Equipment & Supplies - 0.4%
Gen-Probe, Inc. (a)	50,000	2,423,000
Meridian Bioscience, Inc. (d)	175,000	3,829,000
		6,252,000
Health Care Providers & Services - 2.8%
Express Scripts, Inc. (a)	75,000	3,652,500
LCA-Vision, Inc. (a)	525,000	2,924,250
McKesson Corp.	200,000	12,356,000
Medco Health Solutions, Inc. (a)	125,000	6,507,500

	Shares	Value
Quest Diagnostics, Inc.	100,000	$ 5,047,000
UnitedHealth Group, Inc.	225,000	7,899,750
WellPoint, Inc. (a)	125,000	7,080,000
		45,467,000
Health Care Technology - 0.2%
MedAssets, Inc. (a)(d)	150,000	3,156,000
Life Sciences Tools & Services - 0.1%
Covance, Inc. (a)	50,000	2,339,500
Pharmaceuticals - 6.1%
Elan Corp. PLC sponsored ADR (a)	500,000	2,875,000
Johnson & Johnson	500,000	30,980,000
Merck & Co., Inc.	700,000	25,767,000
Pfizer, Inc.	2,300,000	39,491,000
		99,113,000
TOTAL HEALTH CARE		180,258,750
INDUSTRIALS - 7.1%
Aerospace & Defense - 2.5%
Honeywell International, Inc.	450,000	19,773,000
Precision Castparts Corp.	75,000	9,551,250
United Technologies Corp.	150,000	10,684,500
		40,008,750
Airlines - 0.2%
Delta Air Lines, Inc. (a)	350,000	4,074,000
Building Products - 0.5%
Masco Corp.	275,000	3,027,750
Owens Corning (a)	200,000	5,126,000
		8,153,750
Commercial Services & Supplies - 0.8%
Covanta Holding Corp.	250,000	3,937,500
Iron Mountain, Inc.	175,000	3,909,500
Standard Parking Corp. (a)	254,000	4,343,400
		12,190,400
Construction & Engineering - 0.3%
Quanta Services, Inc. (a)	250,000	4,770,000
Electrical Equipment - 0.2%
General Cable Corp. (a)	100,000	2,712,000
Industrial Conglomerates - 0.3%
Textron, Inc.	275,000	5,654,000
Machinery - 1.3%
ArvinMeritor, Inc. (a)	200,000	3,108,000
Douglas Dynamics, Inc.	126,240	1,559,064
Ingersoll-Rand Co. Ltd.	300,000	10,713,000
WABCO Holdings, Inc. (a)	125,000	5,242,500
		20,622,564
Road & Rail - 0.8%
Con-way, Inc.	125,000	3,873,750
CSX Corp.	175,000	9,681,000
		13,554,750
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
WESCO International, Inc. (a)	100,000	$ 3,929,000
TOTAL INDUSTRIALS		115,669,214
INFORMATION TECHNOLOGY - 28.1%
Communications Equipment - 3.3%
Cisco Systems, Inc. (a)	1,700,000	37,230,000
Juniper Networks, Inc. (a)	350,000	10,622,500
Motorola, Inc. (a)	700,000	5,971,000
		53,823,500
Computers & Peripherals - 3.0%
Apple, Inc. (a)	170,000	48,237,500
Electronic Equipment & Components - 3.3%
Acacia Research Corp. - Acacia Technologies (a)	374,400	6,589,440
Corning, Inc.	2,300,000	42,044,000
Fabrinet (a)	275,000	4,350,500
		52,983,940
Internet Software & Services - 2.4%
eBay, Inc. (a)	500,000	12,200,000
Google, Inc. Class A (a)	40,000	21,031,600
Rackspace Hosting, Inc. (a)	225,000	5,845,500
		39,077,100
IT Services - 6.2%
Cognizant Technology Solutions Corp. Class A (a)	100,000	6,447,000
International Business Machines Corp.	275,000	36,888,500
MasterCard, Inc. Class A	180,000	40,320,000
Paychex, Inc.	625,000	17,181,250
		100,836,750
Semiconductors & Semiconductor Equipment - 7.3%
ASM International NV unit (a)	250,000	6,360,000
ASML Holding NV	250,000	7,432,500
KLA-Tencor Corp.	400,000	14,092,000
Lam Research Corp. (a)	244,100	10,215,585
MEMC Electronic Materials, Inc. (a)	825,000	9,834,000
National Semiconductor Corp.	400,000	5,108,000
Netlogic Microsystems, Inc. (a)	50,000	1,379,000
NXP Semiconductors NV	300,000	3,717,000
Samsung Electronics Co. Ltd.	10,000	6,814,298
Siliconware Precision Industries Co. Ltd. sponsored ADR	1,000,000	5,430,000
Taiwan Semiconductor Manufacturing Co. Ltd.	8,000,000	15,853,065
Teradyne, Inc. (a)	1,750,000	19,495,000
Texas Instruments, Inc.	425,000	11,534,500
		117,264,948

	Shares	Value
Software - 2.6%
Autonomy Corp. PLC (a)	725,000	$ 20,648,959
CA, Inc.	175,000	3,696,000
Nuance Communications, Inc. (a)	325,000	5,083,000
Oracle Corp.	225,000	6,041,250
Salesforce.com, Inc. (a)	50,000	5,590,000
SciQuest, Inc.	100,000	1,208,000
		42,267,209
TOTAL INFORMATION TECHNOLOGY		454,490,947
MATERIALS - 1.6%
Chemicals - 1.0%
Celanese Corp. Class A	50,000	1,605,000
Ecolab, Inc.	200,000	10,148,000
The Mosaic Co.	75,000	4,407,000
		16,160,000
Metals & Mining - 0.6%
Gem Diamonds Ltd. (a)	600,000	1,873,358
Nucor Corp.	200,000	7,640,000
		9,513,358
TOTAL MATERIALS		25,673,358
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.8%
Verizon Communications, Inc.	375,000	12,221,250
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	1,500,000	6,945,000
TOTAL TELECOMMUNICATION SERVICES		19,166,250
UTILITIES - 0.8%
Electric Utilities - 0.2%
Entergy Corp.	50,000	3,826,500
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	475,000	5,391,250
NRG Energy, Inc. (a)	200,000	4,164,000
		9,555,250
TOTAL UTILITIES		13,381,750
TOTAL COMMON STOCKS (Cost $1,636,925,519)		1,567,318,599
Nonconvertible Preferred Stocks - 1.2%
	Shares	Value
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 1.2%
Porsche Automobil Holding SE	325,000	$ 16,095,789
Volkswagen AG	25,000	3,017,545
		19,113,334
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $19,825,871)		19,113,334
Convertible Bonds - 0.0%
Principal Amount
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Calpine Corp. 7.75% 6/1/15 (c) (Cost $118,855)	$ 2,950,000	0
Money Market Funds - 3.7%
	Shares	Value
Fidelity Cash Central Fund, 0.25% (f)	52,375,178	$ 52,375,178
Fidelity Securities Lending Cash Central Fund, 0.26% (b)(f)	7,074,987	7,074,987
TOTAL MONEY MARKET FUNDS (Cost $59,450,165)		59,450,165
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $1,716,320,410)		1,645,882,098
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(25,769,789)
NET ASSETS - 100%		$ 1,620,112,309
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Non-income producing - Security is in default.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,460
Fidelity Securities Lending Cash Central Fund	244,651
Total	$ 262,111
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
McCormick & Schmick's Seafood Restaurants	$ 4,917,944	$ 2,475,746	$ 773,616	$ -	$ 7,002,000
Other Information

The following is a summary of the inputs used, as of September 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 156,944,806	$ 156,944,806	$ -	$ -
Consumer Staples	102,703,665	102,703,665	-	-
Energy	202,635,896	202,635,896	-	-
Financials	315,507,297	310,747,175	4,760,122	-
Health Care	180,258,750	180,258,750	-	-
Industrials	115,669,214	115,669,214	-	-
Information Technology	454,490,947	438,637,882	15,853,065	-
Materials	25,673,358	25,673,358	-	-
Telecommunication Services	19,166,250	19,166,250	-	-
Utilities	13,381,750	13,381,750	-	-
Corporate Bonds	-	-	-	-
Money Market Funds	59,450,165	59,450,165	-	-
Total Investments in Securities:	$ 1,645,882,098	$ 1,625,268,911	$ 20,613,187	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.1%
Switzerland	1.7%
Canada	1.5%
United Kingdom	1.5%
Taiwan	1.4%
Netherlands	1.3%
Germany	1.2%
Others (Individually Less Than 1%)	3.3%
100.0%
Income Tax Information

At September 30, 2010, the Fund had a capital loss carryforward of approximately $584,176,896 of which $42,755,310, $517,419,169 and $24,002,417 will expire on September 30, 2011, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2010

Assets
Investment in securities, at value (including securities loaned of $6,869,076) - See accompanying schedule: Unaffiliated issuers (cost $1,646,471,143)	$ 1,579,429,933
Fidelity Central Funds (cost $59,450,165)	59,450,165
Other affiliated issuers (cost $10,399,102)	7,002,000
Total Investments (cost $1,716,320,410)		$ 1,645,882,098
Receivable for fund shares sold		729,451
Dividends receivable		1,302,625
Distributions receivable from Fidelity Central Funds		5,825
Other receivables		88,332
Total assets		1,648,008,331

Liabilities
Payable for investments purchased	$ 18,380,463
Payable for fund shares redeemed	1,601,117
Accrued management fee	558,848
Distribution and service plan fees payable	30,823
Other affiliated payables	131,589
Other payables and accrued expenses	118,195
Collateral on securities loaned, at value	7,074,987
Total liabilities		27,896,022

Net Assets		$ 1,620,112,309
Net Assets consist of:
Paid in capital		$ 2,272,767,566
Undistributed net investment income		13,656,466
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(595,875,426)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(70,436,297)
Net Assets		$ 1,620,112,309

Statement of Assets and Liabilities - continued

September 30, 2010

Class O: Net Asset Value, offering price and redemption price per share ($1,458,736,195 ÷ 107,665,207 shares)	$ 13.55

Class A: Net Asset Value and redemption price per share ($110,671,778 ÷ 8,331,472 shares)	$ 13.28

Maximum offering price per share (100/94.25 of $13.28)	$ 14.09
Class T: Net Asset Value and redemption price per share ($12,050,672 ÷ 912,299 shares)	$ 13.21

Maximum offering price per share (100/96.50 of $13.21)	$ 13.69
Class B: Net Asset Value and offering price per share ($1,060,490 ÷ 81,334 shares)A	$ 13.04

Class C: Net Asset Value and offering price per share ($2,852,885 ÷ 218,725 shares)A	$ 13.04

Institutional Class: Net Asset Value, offering price and redemption price per share ($34,740,289 ÷ 2,513,543 shares)	$ 13.82

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2010

Investment Income
Dividends		$ 27,931,313
Interest		148
Income from Fidelity Central Funds		262,111
Total income		28,193,572

Expenses
Management fee	$ 7,140,208
Transfer agent fees	625,115
Distribution and service plan fees	391,527
Accounting and security lending fees	540,786
Custodian fees and expenses	86,102
Independent trustees' compensation	10,124
Appreciation in deferred trustee compensation account	111
Registration fees	81,808
Audit	75,408
Legal	12,342
Interest	7,833
Miscellaneous	24,824
Total expenses before reductions	8,996,188
Expense reductions	(140,352)	8,855,836
Net investment income (loss)		19,337,736
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	269,134,051
Other affiliated issuers	371,026
Foreign currency transactions	(127,298)
Capital gain distributions from Fidelity Central Funds	2,058
Total net realized gain (loss)		269,379,837
Change in net unrealized appreciation (depreciation) on: Investment securities	(109,172,514)
Assets and liabilities in foreign currencies	(1,612)
Total change in net unrealized appreciation (depreciation)		(109,174,126)
Net gain (loss)		160,205,711
Net increase (decrease) in net assets resulting from operations		$ 179,543,447

Statement of Changes in Net Assets

	Year ended September 30, 2010	Year ended September 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,337,736	$ 18,790,137
Net realized gain (loss)	269,379,837	(427,887,586)
Change in net unrealized appreciation (depreciation)	(109,174,126)	448,274,527
Net increase (decrease) in net assets resulting from operations	179,543,447	39,177,078
Distributions to shareholders from net investment income	(18,699,364)	(21,704,272)
Distributions to shareholders from net realized gain	(699,305)	-
Total distributions	(19,398,669)	(21,704,272)
Share transactions - net increase (decrease)	(394,795,070)	(67,335,220)
Total increase (decrease) in net assets	(234,650,292)	(49,862,414)

Net Assets
Beginning of period	1,854,762,601	1,904,625,015
End of period (including undistributed net investment income of $13,656,466 and undistributed net investment income of $12,886,723, respectively)	$ 1,620,112,309	$ 1,854,762,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.33	$ 12.06	$ 17.44	$ 14.82	$ 13.51
Income from Investment Operations
Net investment income (loss) C	.15	.13	.20	.15	.13
Net realized and unrealized gain (loss)	1.21	.29	(5.41)	2.62	1.29
Total from investment operations	1.36	.42	(5.21)	2.77	1.42
Distributions from net investment income	(.14)	(.15)	(.17)	(.15)	(.11)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.14) G	(.15)	(.17)	(.15)	(.11)
Net asset value, end of period	$ 13.55	$ 12.33	$ 12.06	$ 17.44	$ 14.82
Total Return A, B	11.15%	4.04%	(30.13)%	18.83%	10.55%
Ratios to Average Net Assets D, F
Expenses before reductions	.51%	.51%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.51%	.51%	.49%	.49%	.49%
Expenses net of all reductions	.50%	.50%	.48%	.48%	.48%
Net investment income (loss)	1.20%	1.34%	1.30%	.95%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,458,736	$ 1,708,710	$ 1,758,888	$ 2,878,127	$ 2,915,932
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

Financial Highlights - Class A

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 11.80	$ 17.07	$ 14.53	$ 13.24
Income from Investment Operations
Net investment income (loss) D	.10	.08	.13	.08	.06
Net realized and unrealized gain (loss)	1.19	.30	(5.29)	2.56	1.28
Total from investment operations	1.29	.38	(5.16)	2.64	1.34
Distributions from net investment income	(.09)	(.09)	(.11)	(.10)	(.05)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.10)	(.09)	(.11)	(.10)	(.05)
Net asset value, end of period	$ 13.28	$ 12.09	$ 11.80	$ 17.07	$ 14.53
Total Return A, B, C	10.70%	3.59%	(30.42)%	18.25%	10.13%
Ratios to Average Net Assets E, G
Expenses before reductions	.88%	.95%	.92%	.91%	.95%
Expenses net of fee waivers, if any	.88%	.95%	.92%	.91%	.95%
Expenses net of all reductions	.87%	.93%	.91%	.90%	.94%
Net investment income (loss)	.82%	.90%	.87%	.52%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,672	$ 129,758	$ 124,522	$ 182,686	$ 130,332
Portfolio turnover rate F	102%	162%	121%	148%	66%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.04	$ 11.69	$ 16.91	$ 14.45	$ 13.24
Income from Investment Operations
Net investment income (loss) C	.05	.05	.08	.03	.02
Net realized and unrealized gain (loss)	1.18	.32	(5.26)	2.54	1.27
Total from investment operations	1.23	.37	(5.18)	2.57	1.29
Distributions from net investment income	(.05)	(.02)	(.04)	(.11)	(.08)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.06)	(.02)	(.04)	(.11)	(.08)
Net asset value, end of period	$ 13.21	$ 12.04	$ 11.69	$ 16.91	$ 14.45
Total Return A, B	10.25%	3.25%	(30.69)%	17.90%	9.75%
Ratios to Average Net Assets D, F
Expenses before reductions	1.30%	1.33%	1.27%	1.23%	1.25%
Expenses net of fee waivers, if any	1.30%	1.33%	1.27%	1.23%	1.25%
Expenses net of all reductions	1.29%	1.32%	1.26%	1.22%	1.24%
Net investment income (loss)	.40%	.52%	.53%	.20%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,051	$ 11,378	$ 12,444	$ 26,732	$ 12,646
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.90	$ 11.59	$ 16.80	$ 14.38	$ 13.22
Income from Investment Operations
Net investment income (loss) C	(.01)	- H	- H	(.06)	(.06)
Net realized and unrealized gain (loss)	1.17	.31	(5.21)	2.54	1.27
Total from investment operations	1.16	.31	(5.21)	2.48	1.21
Distributions from net investment income	(.01)	-	-	(.06)	(.05)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.02)	-	-	(.06)	(.05)
Net asset value, end of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.38
Total Return A, B	9.72%	2.67%	(31.01)%	17.26%	9.19%
Ratios to Average Net Assets D, G
Expenses before reductions	1.80%	1.83%	1.79%	1.81%	1.82%
Expenses net of fee waivers, if any	1.80%	1.83%	1.79%	1.81%	1.82%
Expenses net of all reductions	1.79%	1.81%	1.78%	1.80%	1.81%
Net investment income (loss)	(.10)%	.02%	-% F	(.37)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,060	$ 1,072	$ 853	$ 1,356	$ 909
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.90	$ 11.59	$ 16.80	$ 14.37	$ 13.22
Income from Investment Operations
Net investment income (loss) C	(.01)	- G	- G	(.06)	(.06)
Net realized and unrealized gain (loss)	1.16	.31	(5.21)	2.54	1.28
Total from investment operations	1.15	.31	(5.21)	2.48	1.22
Distributions from net investment income	(.01)	-	-	(.05)	(.07)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.01) H	-	-	(.05)	(.07)
Net asset value, end of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.37
Total Return A, B	9.69%	2.67%	(31.01)%	17.31%	9.20%
Ratios to Average Net Assets D, F
Expenses before reductions	1.79%	1.82%	1.79%	1.79%	1.84%
Expenses net of fee waivers, if any	1.79%	1.82%	1.79%	1.79%	1.84%
Expenses net of all reductions	1.79%	1.81%	1.78%	1.78%	1.84%
Net investment income (loss)	(.09)%	.03%	.01%	(.36)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,853	$ 2,501	$ 2,676	$ 4,897	$ 2,758
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 12.15	$ 17.56	$ 14.77	$ 13.50
Income from Investment Operations
Net investment income (loss) B	.11	.10	.17	.12	.09
Net realized and unrealized gain (loss)	1.24	.34	(5.45)	2.67	1.29
Total from investment operations	1.35	.44	(5.28)	2.79	1.38
Distributions from net investment income	(.10)	(.02)	(.13)	-	(.11)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.10) F	(.02)	(.13)	-	(.11)
Net asset value, end of period	$ 13.82	$ 12.57	$ 12.15	$ 17.56	$ 14.77
Total Return A	10.81%	3.75%	(30.25)%	18.89%	10.26%
Ratios to Average Net Assets C, E
Expenses before reductions	.78%	.79%	.69%	.65%	.77%
Expenses net of fee waivers, if any	.78%	.79%	.69%	.65%	.77%
Expenses net of all reductions	.77%	.77%	.69%	.64%	.76%
Net investment income (loss)	.92%	1.06%	1.10%	.78%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,740	$ 1,344	$ 5,242	$ 42,212	$ 579,483
Portfolio turnover rate D	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2010

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1

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3. Significant Accounting Policies - continued

Security Valuation - continued

in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 118,795,207
Gross unrealized depreciation	(204,082,680)
Net unrealized appreciation (depreciation)	$ (85,287,473)

Tax Cost	$ 1,731,169,571

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,866,604
Capital loss carryforward	$ (584,176,896)
Net unrealized appreciation (depreciation)	$ (85,285,458)

The tax character of distributions paid was as follows:

	September 30, 2010	September 30, 2009
Ordinary Income	$ 19,398,669	$ 21,704,272

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,670,999,212 and $2,087,473,910, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 295,142	$ 3,130
Class T	.25%	.25%	59,190	4
Class B	.75%	.25%	10,600	7,954
Class C	.75%	.25%	26,595	5,335
			$ 391,527	$ 16,423

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5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,987
Class T	2,171
Class B*	3,575
Class C*	469
15,202

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 394,547.03
Class A	175,272.15
Class T	38,238.32
Class B	3,378.32
Class C	8,406.32
Institutional Class	5,274.30
	$ 625,115

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $59,551 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,497,507.39%		$ 5,620

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,846 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $244,651.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,546,200. The weighted average interest rate was .62%. The interest expense amounted to $2,213 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $140,352 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2010	2009
From net investment income
Class O	$ 17,708,586	$ 20,731,859
Class A	926,935	945,483
Class T	51,155	20,415
Class B	889	-
Class C	1,448	-
Institutional Class	10,351	6,515
Total	$ 18,699,364	$ 21,704,272
From net realized gain
Class O	$ 641,616	$ -
Class A	50,930	-
Class T	4,736	-
Class B	444	-
Class C	1,034	-
Institutional Class	545	-
Total	$ 699,305	$ -

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2010	2009	2010	2009
Class O
Shares sold	9,552,630	7,606,531	$ 122,347,240	$ 76,359,324
Reinvestment of distributions	1,247,286	2,111,096	15,553,658	17,416,562
Shares redeemed	(41,671,845)	(17,019,138)	(535,108,268)	(158,838,504)
Net increase (decrease)	(30,871,929)	(7,301,511)	$ (397,207,370)	$ (65,062,618)
Class A
Shares sold	2,753,283	2,335,925	$ 35,143,064	$ 21,078,470
Reinvestment of distributions	74,066	108,691	908,047	882,568
Shares redeemed	(5,224,869)	(2,265,889)	(66,445,318)	(20,059,558)
Net increase (decrease)	(2,397,520)	178,727	$ (30,394,207)	$ 1,901,480
Class T
Shares sold	163,283	205,277	$ 2,055,777	$ 1,901,523
Reinvestment of distributions	4,499	2,483	55,026	20,112
Shares redeemed	(200,402)	(326,967)	(2,544,126)	(2,949,011)
Net increase (decrease)	(32,620)	(119,207)	$ (433,323)	$ (1,027,376)
Class B
Shares sold	15,874	31,825	$ 199,572	$ 293,713
Reinvestment of distributions	106	-	1,288	-
Shares redeemed	(24,729)	(15,335)	(310,445)	(138,927)
Net increase (decrease)	(8,749)	16,490	$ (109,585)	$ 154,786
Class C
Shares sold	66,698	71,381	$ 848,168	$ 670,802
Reinvestment of distributions	196	-	2,376	-
Shares redeemed	(58,243)	(92,183)	(719,732)	(803,319)
Net increase (decrease)	8,651	(20,802)	$ 130,812	$ (132,517)
Institutional Class
Shares sold	2,435,059	11,727	$ 33,604,258	$ 106,180
Reinvestment of distributions	612	599	7,803	5,046
Shares redeemed	(29,007)	(337,015)	(393,458)	(3,280,201)
Net increase (decrease)	2,406,664	(324,689)	$ 33,218,603	$ (3,168,975)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 18, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.

Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.

The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class O designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class O designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.
Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

DESIO-UANN-1110
1.837887.104

Fidelity AdvisorSM

Diversified Stock Fund -

Class A, Class T, Class B and Class C

Annual Report

September 30, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward C. Johnson 3d)

Dear Shareholder:

Equities staged a rally during the third quarter of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remained about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.34%	-0.41%	-2.87%
Class T (incl. 3.50% sales charge) A	6.39%	-0.30%	-2.81%
Class B (incl. contingent deferred sales charge) B	4.72%	-0.50%	-2.73%
Class C (incl. contingent deferred sales charge) C	8.69%	-0.09%	-2.72%

A Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Diversified Stock Fund - Class A on September 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite heightened volatility, major U.S. stock markets recorded double-digit gains for the year ending September 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks trended upward during the first half of the period amid indications the Great Recession was over. By April, however, lingering high unemployment and heightened concern about the European debt dilemma sent equities falling. Markets regrouped in July, boosted by strong second-quarter earnings, but see-sawed thereafter on mixed economic data. The 12-month period ended with a September surprise, as the large-cap proxy S&P 500® Index rose 8.92%, the largest gain in that month since 1939. For the full 12 months, the S&P 500® rose 10.16%, while the blue-chip-laden Dow Jones Industrial AverageSM added 14.12% and the technology-heavy Nasdaq Composite® Index gained 12.61%. Among market segments, seven of the 10 sectors in the S&P 500 outperformed the broad-market index, while only one group - financials - posted a loss. Stocks of mid- and small-sized companies also did well, with the Russell Midcap® Index gaining 17.54% and Russell 2000® Index adding 13.35%. Looking abroad, debt problems in several European countries held back the gains in developed markets, with the MSCI® EAFE® (Europe, Australasia, Far East) Index rising only 3.36%.

Comments from James Morrow, Portfolio Manager of Fidelity AdvisorSM Diversified Stock Fund: For the year ending September 30, 2010, the fund's Class A, Class T, Class B and Class C shares returned 10.70%, 10.25%, 9.72% and 9.69%, respectively (excluding sales charges), roughly in line with the S&P 500. The biggest contribution came from the information technology sector, where security selection was very strong. Software/services and hardware/equipment names were especially helpful - led by underweightings in software maker Microsoft and computer and peripherals company Hewlett-Packard, and overweighting sales-oriented-software maker Salesforce.com. Another noteworthy contributor was an out-of-benchmark position in Acacia Research, which acquires and enforces technology patents. In contrast, a position in semiconductor and solar wafer business MEMC Electronic Materials was a very big underperformer. Elsewhere, stock picking in energy and industry weightings within consumer staples were positive. In financials, the picture was mixed - stock selection among banks and diversified financials helped, while various over- and underweightings in the sector were notable sources of underperformance. On an individual security basis, regional bank PNC Financial and an out-of-benchmark position in KKR Financial Holdings were helpful, although three big banks - Bank of America, Wells Fargo and JPMorgan Chase - hurt performance. Another drag on results was video game retailer GameStop. Some names I've mentioned were sold by period end.

Comments from James Morrow, Portfolio Manager of Fidelity AdvisorSM Diversified Stock Fund: For the year ending September 30, 2010, the fund's Institutional Class shares returned 10.81%, roughly in line with the S&P 500. The biggest contribution came from the information technology sector, where security selection was very strong. Software/services and hardware/equipment names were especially helpful - led by underweightings in software maker Microsoft and computer and peripherals company Hewlett-Packard, and overweighting sales-oriented-software maker Salesforce.com. Another noteworthy contributor was an out-of-benchmark position in Acacia Research, which acquires and enforces technology patents. In contrast, a position in semiconductor and solar wafer business MEMC Electronic Materials was a very big underperformer. Elsewhere, stock picking in energy and industry weightings within consumer staples were positive. In financials, the picture was mixed - stock selection among banks and diversified financials helped, while various over- and underweightings in the group were notable sources of underperformance. On an individual security basis, regional bank PNC Financial and an out-of-benchmark position in KKR Financial Holdings were helpful, although three big banks - Bank of America, Wells Fargo and JPMorgan Chase - hurt performance. Another drag on results was video game retailer GameStop. Some names I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period* April 1, 2010 to September 30, 2010
Class O	.51%
Actual		$ 1,000.00	$ 981.20	$ 2.53
Hypothetical A		$ 1,000.00	$ 1,022.51	$ 2.59
Class A	.87%
Actual		$ 1,000.00	$ 979.40	$ 4.32
Hypothetical A		$ 1,000.00	$ 1,020.71	$ 4.41
Class T	1.28%
Actual		$ 1,000.00	$ 977.80	$ 6.35
Hypothetical A		$ 1,000.00	$ 1,018.65	$ 6.48
Class B	1.78%
Actual		$ 1,000.00	$ 975.30	$ 8.81
Hypothetical A		$ 1,000.00	$ 1,016.14	$ 9.00
Class C	1.78%
Actual		$ 1,000.00	$ 975.30	$ 8.81
Hypothetical A		$ 1,000.00	$ 1,016.14	$ 9.00
Institutional Class	.78%
Actual		$ 1,000.00	$ 980.10	$ 3.87
Hypothetical A		$ 1,000.00	$ 1,021.16	$ 3.95

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.5	3.4
JPMorgan Chase & Co.	3.8	2.5
Wells Fargo & Co.	3.7	4.5
Bank of America Corp.	3.1	1.9
Apple, Inc.	3.0	2.5
Corning, Inc.	2.6	2.2
Chevron Corp.	2.5	3.1
MasterCard, Inc. Class A	2.5	1.3
Pfizer, Inc.	2.4	2.9
Cisco Systems, Inc.	2.3	2.4
	30.4
Top Five Market Sectors as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.1	25.1
Financials	19.5	19.6
Energy	12.5	12.2
Health Care	11.1	12.1
Consumer Discretionary	9.7	9.9
Asset Allocation (% of fund's net assets)
As of September 30, 2010*		As of March 31, 2010**
	Stocks 97.9%		Stocks 99.6%
	Convertible Securities 0.0%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	11.9%	** Foreign investments	10.0%

Annual Report

Investments September 30, 2010

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
CONSUMER DISCRETIONARY - 8.5%
Diversified Consumer Services - 0.1%
Service Corp. International	250,000	$ 2,155,000
Hotels, Restaurants & Leisure - 1.3%
Denny's Corp. (a)	2,300,000	7,153,000
McCormick & Schmick's Seafood Restaurants (a)(e)	900,000	7,002,000
Ruth's Hospitality Group, Inc. (a)	1,400,000	5,614,000
Wendy's/Arby's Group, Inc.	250,000	1,132,500
		20,901,500
Household Durables - 0.3%
KB Home	345,200	3,911,116
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	50,000	2,225,500
Media - 2.4%
Comcast Corp. Class A	1,500,000	27,120,000
DIRECTV (a)	175,000	7,285,250
Playboy Enterprises, Inc. Class B (non-vtg.) (a)(d)	1,000,000	5,140,000
		39,545,250
Multiline Retail - 0.8%
Big Lots, Inc. (a)	75,000	2,493,750
Macy's, Inc.	275,000	6,349,750
Nordstrom, Inc.	100,000	3,720,000
		12,563,500
Specialty Retail - 2.4%
bebe Stores, Inc.	275,000	1,982,750
Best Buy Co., Inc.	225,000	9,186,750
Lowe's Companies, Inc.	500,000	11,145,000
Office Depot, Inc. (a)	1,000,000	4,600,000
Sonic Automotive, Inc. Class A (sub. vtg.) (a)(d)	299,200	2,941,136
Staples, Inc.	375,000	7,845,000
The Men's Wearhouse, Inc.	75,000	1,784,250
		39,484,886
Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc. (a)	75,000	1,974,750
Hanesbrands, Inc. (a)	125,000	3,232,500
Liz Claiborne, Inc. (a)(d)	750,000	4,560,000
Ports Design Ltd.	1,000,000	2,764,532
Trinity Ltd.	2,000,000	1,956,438
Warnaco Group, Inc. (a)	50,000	2,556,500
		17,044,720
TOTAL CONSUMER DISCRETIONARY		137,831,472
CONSUMER STAPLES - 6.3%
Beverages - 2.7%
Anheuser-Busch InBev SA NV	50,000	2,941,535

	Shares	Value
PepsiCo, Inc.	225,000	$ 14,949,000
The Coca-Cola Co.	450,000	26,334,000
		44,224,535
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	450,000	14,161,500
Drogasil SA	100,000	2,550,704
Wal-Mart de Mexico SA de CV Series V	500,000	1,252,926
Wal-Mart Stores, Inc.	425,000	22,746,000
		40,711,130
Food Products - 1.1%
Archer Daniels Midland Co.	250,000	7,980,000
The J.M. Smucker Co.	100,000	6,053,000
Unilever NV unit	125,000	3,735,000
		17,768,000
TOTAL CONSUMER STAPLES		102,703,665
ENERGY - 12.5%
Energy Equipment & Services - 2.2%
Dresser-Rand Group, Inc. (a)	50,000	1,844,500
Helix Energy Solutions Group, Inc. (a)	525,000	5,848,500
Noble Corp.	250,000	8,447,500
North American Energy Partners, Inc. (a)	900,000	7,335,007
Weatherford International Ltd. (a)	725,000	12,397,500
		35,873,007
Oil, Gas & Consumable Fuels - 10.3%
Amyris, Inc.	148,600	2,563,350
Chevron Corp.	500,000	40,525,000
EXCO Resources, Inc.	500,000	7,435,000
Exxon Mobil Corp.	1,174,300	72,559,998
Newfield Exploration Co. (a)	75,000	4,308,000
Occidental Petroleum Corp.	150,000	11,745,000
Penn West Energy Trust	200,000	4,008,748
PetroBakken Energy Ltd. Class A (d)	100,000	2,242,527
Plains Exploration & Production Co. (a)	125,000	3,333,750
Southwestern Energy Co. (a)	150,000	5,016,000
Suncor Energy, Inc.	400,000	13,025,516
		166,762,889
TOTAL ENERGY		202,635,896
FINANCIALS - 19.5%
Capital Markets - 1.5%
Ashmore Group PLC	269,200	1,415,023
Bank of New York Mellon Corp.	300,000	7,839,000
Morgan Stanley	600,000	14,808,000
		24,062,023
Commercial Banks - 6.2%
Alliance Financial Corp.	175,000	5,290,250
Banco Santander SA	375,000	4,760,122
BB&T Corp.	275,000	6,622,000
Citizens Banking Corp., Michigan (a)	1,000,000	901,100
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Comerica, Inc.	150,000	$ 5,572,500
Regions Financial Corp.	750,000	5,452,500
Standard Chartered PLC (United Kingdom)	75,000	2,151,416
SunTrust Banks, Inc.	125,000	3,228,750
Susquehanna Bancshares, Inc., Pennsylvania	450,000	3,798,000
Wells Fargo & Co.	2,400,000	60,312,000
Wilmington Trust Corp., Delaware	250,000	2,245,000
		100,333,638
Diversified Financial Services - 8.8%
Bank of America Corp.	3,800,000	49,818,000
Citigroup, Inc. (a)	3,500,000	13,650,000
JPMorgan Chase & Co.	1,625,000	61,863,750
KKR Financial Holdings LLC	1,900,000	16,682,000
		142,013,750
Insurance - 2.1%
ACE Ltd.	125,000	7,281,250
Allstate Corp.	250,000	7,887,500
Genworth Financial, Inc. Class A (a)	193,200	2,360,904
Hanover Insurance Group, Inc.	100,000	4,700,000
RenaissanceRe Holdings Ltd.	160,000	9,593,600
The Chubb Corp.	50,000	2,849,500
		34,672,754
Thrifts & Mortgage Finance - 0.9%
MGIC Investment Corp. (a)	150,000	1,384,500
Radian Group, Inc.	1,667,600	13,040,632
		14,425,132
TOTAL FINANCIALS		315,507,297
HEALTH CARE - 11.1%
Biotechnology - 1.5%
Alnylam Pharmaceuticals, Inc. (a)	150,000	1,842,000
AMAG Pharmaceuticals, Inc. (a)	100,000	1,721,000
Amgen, Inc. (a)	225,000	12,399,750
PDL BioPharma, Inc.	500,000	2,630,000
SIGA Technologies, Inc. (a)(d)	300,000	2,538,000
United Therapeutics Corp. (a)	50,000	2,800,500
		23,931,250
Health Care Equipment & Supplies - 0.4%
Gen-Probe, Inc. (a)	50,000	2,423,000
Meridian Bioscience, Inc. (d)	175,000	3,829,000
		6,252,000
Health Care Providers & Services - 2.8%
Express Scripts, Inc. (a)	75,000	3,652,500
LCA-Vision, Inc. (a)	525,000	2,924,250
McKesson Corp.	200,000	12,356,000
Medco Health Solutions, Inc. (a)	125,000	6,507,500

	Shares	Value
Quest Diagnostics, Inc.	100,000	$ 5,047,000
UnitedHealth Group, Inc.	225,000	7,899,750
WellPoint, Inc. (a)	125,000	7,080,000
		45,467,000
Health Care Technology - 0.2%
MedAssets, Inc. (a)(d)	150,000	3,156,000
Life Sciences Tools & Services - 0.1%
Covance, Inc. (a)	50,000	2,339,500
Pharmaceuticals - 6.1%
Elan Corp. PLC sponsored ADR (a)	500,000	2,875,000
Johnson & Johnson	500,000	30,980,000
Merck & Co., Inc.	700,000	25,767,000
Pfizer, Inc.	2,300,000	39,491,000
		99,113,000
TOTAL HEALTH CARE		180,258,750
INDUSTRIALS - 7.1%
Aerospace & Defense - 2.5%
Honeywell International, Inc.	450,000	19,773,000
Precision Castparts Corp.	75,000	9,551,250
United Technologies Corp.	150,000	10,684,500
		40,008,750
Airlines - 0.2%
Delta Air Lines, Inc. (a)	350,000	4,074,000
Building Products - 0.5%
Masco Corp.	275,000	3,027,750
Owens Corning (a)	200,000	5,126,000
		8,153,750
Commercial Services & Supplies - 0.8%
Covanta Holding Corp.	250,000	3,937,500
Iron Mountain, Inc.	175,000	3,909,500
Standard Parking Corp. (a)	254,000	4,343,400
		12,190,400
Construction & Engineering - 0.3%
Quanta Services, Inc. (a)	250,000	4,770,000
Electrical Equipment - 0.2%
General Cable Corp. (a)	100,000	2,712,000
Industrial Conglomerates - 0.3%
Textron, Inc.	275,000	5,654,000
Machinery - 1.3%
ArvinMeritor, Inc. (a)	200,000	3,108,000
Douglas Dynamics, Inc.	126,240	1,559,064
Ingersoll-Rand Co. Ltd.	300,000	10,713,000
WABCO Holdings, Inc. (a)	125,000	5,242,500
		20,622,564
Road & Rail - 0.8%
Con-way, Inc.	125,000	3,873,750
CSX Corp.	175,000	9,681,000
		13,554,750
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
WESCO International, Inc. (a)	100,000	$ 3,929,000
TOTAL INDUSTRIALS		115,669,214
INFORMATION TECHNOLOGY - 28.1%
Communications Equipment - 3.3%
Cisco Systems, Inc. (a)	1,700,000	37,230,000
Juniper Networks, Inc. (a)	350,000	10,622,500
Motorola, Inc. (a)	700,000	5,971,000
		53,823,500
Computers & Peripherals - 3.0%
Apple, Inc. (a)	170,000	48,237,500
Electronic Equipment & Components - 3.3%
Acacia Research Corp. - Acacia Technologies (a)	374,400	6,589,440
Corning, Inc.	2,300,000	42,044,000
Fabrinet (a)	275,000	4,350,500
		52,983,940
Internet Software & Services - 2.4%
eBay, Inc. (a)	500,000	12,200,000
Google, Inc. Class A (a)	40,000	21,031,600
Rackspace Hosting, Inc. (a)	225,000	5,845,500
		39,077,100
IT Services - 6.2%
Cognizant Technology Solutions Corp. Class A (a)	100,000	6,447,000
International Business Machines Corp.	275,000	36,888,500
MasterCard, Inc. Class A	180,000	40,320,000
Paychex, Inc.	625,000	17,181,250
		100,836,750
Semiconductors & Semiconductor Equipment - 7.3%
ASM International NV unit (a)	250,000	6,360,000
ASML Holding NV	250,000	7,432,500
KLA-Tencor Corp.	400,000	14,092,000
Lam Research Corp. (a)	244,100	10,215,585
MEMC Electronic Materials, Inc. (a)	825,000	9,834,000
National Semiconductor Corp.	400,000	5,108,000
Netlogic Microsystems, Inc. (a)	50,000	1,379,000
NXP Semiconductors NV	300,000	3,717,000
Samsung Electronics Co. Ltd.	10,000	6,814,298
Siliconware Precision Industries Co. Ltd. sponsored ADR	1,000,000	5,430,000
Taiwan Semiconductor Manufacturing Co. Ltd.	8,000,000	15,853,065
Teradyne, Inc. (a)	1,750,000	19,495,000
Texas Instruments, Inc.	425,000	11,534,500
		117,264,948

	Shares	Value
Software - 2.6%
Autonomy Corp. PLC (a)	725,000	$ 20,648,959
CA, Inc.	175,000	3,696,000
Nuance Communications, Inc. (a)	325,000	5,083,000
Oracle Corp.	225,000	6,041,250
Salesforce.com, Inc. (a)	50,000	5,590,000
SciQuest, Inc.	100,000	1,208,000
		42,267,209
TOTAL INFORMATION TECHNOLOGY		454,490,947
MATERIALS - 1.6%
Chemicals - 1.0%
Celanese Corp. Class A	50,000	1,605,000
Ecolab, Inc.	200,000	10,148,000
The Mosaic Co.	75,000	4,407,000
		16,160,000
Metals & Mining - 0.6%
Gem Diamonds Ltd. (a)	600,000	1,873,358
Nucor Corp.	200,000	7,640,000
		9,513,358
TOTAL MATERIALS		25,673,358
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.8%
Verizon Communications, Inc.	375,000	12,221,250
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	1,500,000	6,945,000
TOTAL TELECOMMUNICATION SERVICES		19,166,250
UTILITIES - 0.8%
Electric Utilities - 0.2%
Entergy Corp.	50,000	3,826,500
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	475,000	5,391,250
NRG Energy, Inc. (a)	200,000	4,164,000
		9,555,250
TOTAL UTILITIES		13,381,750
TOTAL COMMON STOCKS (Cost $1,636,925,519)		1,567,318,599
Nonconvertible Preferred Stocks - 1.2%
	Shares	Value
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 1.2%
Porsche Automobil Holding SE	325,000	$ 16,095,789
Volkswagen AG	25,000	3,017,545
		19,113,334
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $19,825,871)		19,113,334
Convertible Bonds - 0.0%
Principal Amount
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Calpine Corp. 7.75% 6/1/15 (c) (Cost $118,855)	$ 2,950,000	0
Money Market Funds - 3.7%
	Shares	Value
Fidelity Cash Central Fund, 0.25% (f)	52,375,178	$ 52,375,178
Fidelity Securities Lending Cash Central Fund, 0.26% (b)(f)	7,074,987	7,074,987
TOTAL MONEY MARKET FUNDS (Cost $59,450,165)		59,450,165
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $1,716,320,410)		1,645,882,098
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(25,769,789)
NET ASSETS - 100%		$ 1,620,112,309
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Non-income producing - Security is in default.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,460
Fidelity Securities Lending Cash Central Fund	244,651
Total	$ 262,111
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
McCormick & Schmick's Seafood Restaurants	$ 4,917,944	$ 2,475,746	$ 773,616	$ -	$ 7,002,000
Other Information

The following is a summary of the inputs used, as of September 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 156,944,806	$ 156,944,806	$ -	$ -
Consumer Staples	102,703,665	102,703,665	-	-
Energy	202,635,896	202,635,896	-	-
Financials	315,507,297	310,747,175	4,760,122	-
Health Care	180,258,750	180,258,750	-	-
Industrials	115,669,214	115,669,214	-	-
Information Technology	454,490,947	438,637,882	15,853,065	-
Materials	25,673,358	25,673,358	-	-
Telecommunication Services	19,166,250	19,166,250	-	-
Utilities	13,381,750	13,381,750	-	-
Corporate Bonds	-	-	-	-
Money Market Funds	59,450,165	59,450,165	-	-
Total Investments in Securities:	$ 1,645,882,098	$ 1,625,268,911	$ 20,613,187	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.1%
Switzerland	1.7%
Canada	1.5%
United Kingdom	1.5%
Taiwan	1.4%
Netherlands	1.3%
Germany	1.2%
Others (Individually Less Than 1%)	3.3%
100.0%
Income Tax Information

At September 30, 2010, the Fund had a capital loss carryforward of approximately $584,176,896 of which $42,755,310, $517,419,169 and $24,002,417 will expire on September 30, 2011, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2010

Assets
Investment in securities, at value (including securities loaned of $6,869,076) - See accompanying schedule: Unaffiliated issuers (cost $1,646,471,143)	$ 1,579,429,933
Fidelity Central Funds (cost $59,450,165)	59,450,165
Other affiliated issuers (cost $10,399,102)	7,002,000
Total Investments (cost $1,716,320,410)		$ 1,645,882,098
Receivable for fund shares sold		729,451
Dividends receivable		1,302,625
Distributions receivable from Fidelity Central Funds		5,825
Other receivables		88,332
Total assets		1,648,008,331

Liabilities
Payable for investments purchased	$ 18,380,463
Payable for fund shares redeemed	1,601,117
Accrued management fee	558,848
Distribution and service plan fees payable	30,823
Other affiliated payables	131,589
Other payables and accrued expenses	118,195
Collateral on securities loaned, at value	7,074,987
Total liabilities		27,896,022

Net Assets		$ 1,620,112,309
Net Assets consist of:
Paid in capital		$ 2,272,767,566
Undistributed net investment income		13,656,466
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(595,875,426)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(70,436,297)
Net Assets		$ 1,620,112,309

Statement of Assets and Liabilities - continued

September 30, 2010

Class O: Net Asset Value, offering price and redemption price per share ($1,458,736,195 ÷ 107,665,207 shares)	$ 13.55

Class A: Net Asset Value and redemption price per share ($110,671,778 ÷ 8,331,472 shares)	$ 13.28

Maximum offering price per share (100/94.25 of $13.28)	$ 14.09
Class T: Net Asset Value and redemption price per share ($12,050,672 ÷ 912,299 shares)	$ 13.21

Maximum offering price per share (100/96.50 of $13.21)	$ 13.69
Class B: Net Asset Value and offering price per share ($1,060,490 ÷ 81,334 shares)A	$ 13.04

Class C: Net Asset Value and offering price per share ($2,852,885 ÷ 218,725 shares)A	$ 13.04

Institutional Class: Net Asset Value, offering price and redemption price per share ($34,740,289 ÷ 2,513,543 shares)	$ 13.82

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2010

Investment Income
Dividends		$ 27,931,313
Interest		148
Income from Fidelity Central Funds		262,111
Total income		28,193,572

Expenses
Management fee	$ 7,140,208
Transfer agent fees	625,115
Distribution and service plan fees	391,527
Accounting and security lending fees	540,786
Custodian fees and expenses	86,102
Independent trustees' compensation	10,124
Appreciation in deferred trustee compensation account	111
Registration fees	81,808
Audit	75,408
Legal	12,342
Interest	7,833
Miscellaneous	24,824
Total expenses before reductions	8,996,188
Expense reductions	(140,352)	8,855,836
Net investment income (loss)		19,337,736
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	269,134,051
Other affiliated issuers	371,026
Foreign currency transactions	(127,298)
Capital gain distributions from Fidelity Central Funds	2,058
Total net realized gain (loss)		269,379,837
Change in net unrealized appreciation (depreciation) on: Investment securities	(109,172,514)
Assets and liabilities in foreign currencies	(1,612)
Total change in net unrealized appreciation (depreciation)		(109,174,126)
Net gain (loss)		160,205,711
Net increase (decrease) in net assets resulting from operations		$ 179,543,447

Statement of Changes in Net Assets

	Year ended September 30, 2010	Year ended September 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,337,736	$ 18,790,137
Net realized gain (loss)	269,379,837	(427,887,586)
Change in net unrealized appreciation (depreciation)	(109,174,126)	448,274,527
Net increase (decrease) in net assets resulting from operations	179,543,447	39,177,078
Distributions to shareholders from net investment income	(18,699,364)	(21,704,272)
Distributions to shareholders from net realized gain	(699,305)	-
Total distributions	(19,398,669)	(21,704,272)
Share transactions - net increase (decrease)	(394,795,070)	(67,335,220)
Total increase (decrease) in net assets	(234,650,292)	(49,862,414)

Net Assets
Beginning of period	1,854,762,601	1,904,625,015
End of period (including undistributed net investment income of $13,656,466 and undistributed net investment income of $12,886,723, respectively)	$ 1,620,112,309	$ 1,854,762,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.33	$ 12.06	$ 17.44	$ 14.82	$ 13.51
Income from Investment Operations
Net investment income (loss) C	.15	.13	.20	.15	.13
Net realized and unrealized gain (loss)	1.21	.29	(5.41)	2.62	1.29
Total from investment operations	1.36	.42	(5.21)	2.77	1.42
Distributions from net investment income	(.14)	(.15)	(.17)	(.15)	(.11)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.14) G	(.15)	(.17)	(.15)	(.11)
Net asset value, end of period	$ 13.55	$ 12.33	$ 12.06	$ 17.44	$ 14.82
Total Return A, B	11.15%	4.04%	(30.13)%	18.83%	10.55%
Ratios to Average Net Assets D, F
Expenses before reductions	.51%	.51%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.51%	.51%	.49%	.49%	.49%
Expenses net of all reductions	.50%	.50%	.48%	.48%	.48%
Net investment income (loss)	1.20%	1.34%	1.30%	.95%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,458,736	$ 1,708,710	$ 1,758,888	$ 2,878,127	$ 2,915,932
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

Financial Highlights - Class A

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 11.80	$ 17.07	$ 14.53	$ 13.24
Income from Investment Operations
Net investment income (loss) D	.10	.08	.13	.08	.06
Net realized and unrealized gain (loss)	1.19	.30	(5.29)	2.56	1.28
Total from investment operations	1.29	.38	(5.16)	2.64	1.34
Distributions from net investment income	(.09)	(.09)	(.11)	(.10)	(.05)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.10)	(.09)	(.11)	(.10)	(.05)
Net asset value, end of period	$ 13.28	$ 12.09	$ 11.80	$ 17.07	$ 14.53
Total Return A, B, C	10.70%	3.59%	(30.42)%	18.25%	10.13%
Ratios to Average Net Assets E, G
Expenses before reductions	.88%	.95%	.92%	.91%	.95%
Expenses net of fee waivers, if any	.88%	.95%	.92%	.91%	.95%
Expenses net of all reductions	.87%	.93%	.91%	.90%	.94%
Net investment income (loss)	.82%	.90%	.87%	.52%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,672	$ 129,758	$ 124,522	$ 182,686	$ 130,332
Portfolio turnover rate F	102%	162%	121%	148%	66%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.04	$ 11.69	$ 16.91	$ 14.45	$ 13.24
Income from Investment Operations
Net investment income (loss) C	.05	.05	.08	.03	.02
Net realized and unrealized gain (loss)	1.18	.32	(5.26)	2.54	1.27
Total from investment operations	1.23	.37	(5.18)	2.57	1.29
Distributions from net investment income	(.05)	(.02)	(.04)	(.11)	(.08)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.06)	(.02)	(.04)	(.11)	(.08)
Net asset value, end of period	$ 13.21	$ 12.04	$ 11.69	$ 16.91	$ 14.45
Total Return A, B	10.25%	3.25%	(30.69)%	17.90%	9.75%
Ratios to Average Net Assets D, F
Expenses before reductions	1.30%	1.33%	1.27%	1.23%	1.25%
Expenses net of fee waivers, if any	1.30%	1.33%	1.27%	1.23%	1.25%
Expenses net of all reductions	1.29%	1.32%	1.26%	1.22%	1.24%
Net investment income (loss)	.40%	.52%	.53%	.20%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,051	$ 11,378	$ 12,444	$ 26,732	$ 12,646
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.90	$ 11.59	$ 16.80	$ 14.38	$ 13.22
Income from Investment Operations
Net investment income (loss) C	(.01)	- H	- H	(.06)	(.06)
Net realized and unrealized gain (loss)	1.17	.31	(5.21)	2.54	1.27
Total from investment operations	1.16	.31	(5.21)	2.48	1.21
Distributions from net investment income	(.01)	-	-	(.06)	(.05)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.02)	-	-	(.06)	(.05)
Net asset value, end of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.38
Total Return A, B	9.72%	2.67%	(31.01)%	17.26%	9.19%
Ratios to Average Net Assets D, G
Expenses before reductions	1.80%	1.83%	1.79%	1.81%	1.82%
Expenses net of fee waivers, if any	1.80%	1.83%	1.79%	1.81%	1.82%
Expenses net of all reductions	1.79%	1.81%	1.78%	1.80%	1.81%
Net investment income (loss)	(.10)%	.02%	-% F	(.37)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,060	$ 1,072	$ 853	$ 1,356	$ 909
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.90	$ 11.59	$ 16.80	$ 14.37	$ 13.22
Income from Investment Operations
Net investment income (loss) C	(.01)	- G	- G	(.06)	(.06)
Net realized and unrealized gain (loss)	1.16	.31	(5.21)	2.54	1.28
Total from investment operations	1.15	.31	(5.21)	2.48	1.22
Distributions from net investment income	(.01)	-	-	(.05)	(.07)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.01) H	-	-	(.05)	(.07)
Net asset value, end of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.37
Total Return A, B	9.69%	2.67%	(31.01)%	17.31%	9.20%
Ratios to Average Net Assets D, F
Expenses before reductions	1.79%	1.82%	1.79%	1.79%	1.84%
Expenses net of fee waivers, if any	1.79%	1.82%	1.79%	1.79%	1.84%
Expenses net of all reductions	1.79%	1.81%	1.78%	1.78%	1.84%
Net investment income (loss)	(.09)%	.03%	.01%	(.36)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,853	$ 2,501	$ 2,676	$ 4,897	$ 2,758
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 12.15	$ 17.56	$ 14.77	$ 13.50
Income from Investment Operations
Net investment income (loss) B	.11	.10	.17	.12	.09
Net realized and unrealized gain (loss)	1.24	.34	(5.45)	2.67	1.29
Total from investment operations	1.35	.44	(5.28)	2.79	1.38
Distributions from net investment income	(.10)	(.02)	(.13)	-	(.11)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.10) F	(.02)	(.13)	-	(.11)
Net asset value, end of period	$ 13.82	$ 12.57	$ 12.15	$ 17.56	$ 14.77
Total Return A	10.81%	3.75%	(30.25)%	18.89%	10.26%
Ratios to Average Net Assets C, E
Expenses before reductions	.78%	.79%	.69%	.65%	.77%
Expenses net of fee waivers, if any	.78%	.79%	.69%	.65%	.77%
Expenses net of all reductions	.77%	.77%	.69%	.64%	.76%
Net investment income (loss)	.92%	1.06%	1.10%	.78%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,740	$ 1,344	$ 5,242	$ 42,212	$ 579,483
Portfolio turnover rate D	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2010

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 118,795,207
Gross unrealized depreciation	(204,082,680)
Net unrealized appreciation (depreciation)	$ (85,287,473)

Tax Cost	$ 1,731,169,571

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,866,604
Capital loss carryforward	$ (584,176,896)
Net unrealized appreciation (depreciation)	$ (85,285,458)

The tax character of distributions paid was as follows:

	September 30, 2010	September 30, 2009
Ordinary Income	$ 19,398,669	$ 21,704,272

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,670,999,212 and $2,087,473,910, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 295,142	$ 3,130
Class T	.25%	.25%	59,190	4
Class B	.75%	.25%	10,600	7,954
Class C	.75%	.25%	26,595	5,335
			$ 391,527	$ 16,423

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,987
Class T	2,171
Class B*	3,575
Class C*	469
15,202

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 394,547.03
Class A	175,272.15
Class T	38,238.32
Class B	3,378.32
Class C	8,406.32
Institutional Class	5,274.30
	$ 625,115

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $59,551 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,497,507.39%		$ 5,620

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,846 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $244,651.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,546,200. The weighted average interest rate was .62%. The interest expense amounted to $2,213 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $140,352 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2010	2009
From net investment income
Class O	$ 17,708,586	$ 20,731,859
Class A	926,935	945,483
Class T	51,155	20,415
Class B	889	-
Class C	1,448	-
Institutional Class	10,351	6,515
Total	$ 18,699,364	$ 21,704,272
From net realized gain
Class O	$ 641,616	$ -
Class A	50,930	-
Class T	4,736	-
Class B	444	-
Class C	1,034	-
Institutional Class	545	-
Total	$ 699,305	$ -

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Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2010	2009	2010	2009
Class O
Shares sold	9,552,630	7,606,531	$ 122,347,240	$ 76,359,324
Reinvestment of distributions	1,247,286	2,111,096	15,553,658	17,416,562
Shares redeemed	(41,671,845)	(17,019,138)	(535,108,268)	(158,838,504)
Net increase (decrease)	(30,871,929)	(7,301,511)	$ (397,207,370)	$ (65,062,618)
Class A
Shares sold	2,753,283	2,335,925	$ 35,143,064	$ 21,078,470
Reinvestment of distributions	74,066	108,691	908,047	882,568
Shares redeemed	(5,224,869)	(2,265,889)	(66,445,318)	(20,059,558)
Net increase (decrease)	(2,397,520)	178,727	$ (30,394,207)	$ 1,901,480
Class T
Shares sold	163,283	205,277	$ 2,055,777	$ 1,901,523
Reinvestment of distributions	4,499	2,483	55,026	20,112
Shares redeemed	(200,402)	(326,967)	(2,544,126)	(2,949,011)
Net increase (decrease)	(32,620)	(119,207)	$ (433,323)	$ (1,027,376)
Class B
Shares sold	15,874	31,825	$ 199,572	$ 293,713
Reinvestment of distributions	106	-	1,288	-
Shares redeemed	(24,729)	(15,335)	(310,445)	(138,927)
Net increase (decrease)	(8,749)	16,490	$ (109,585)	$ 154,786
Class C
Shares sold	66,698	71,381	$ 848,168	$ 670,802
Reinvestment of distributions	196	-	2,376	-
Shares redeemed	(58,243)	(92,183)	(719,732)	(803,319)
Net increase (decrease)	8,651	(20,802)	$ 130,812	$ (132,517)
Institutional Class
Shares sold	2,435,059	11,727	$ 33,604,258	$ 106,180
Reinvestment of distributions	612	599	7,803	5,046
Shares redeemed	(29,007)	(337,015)	(393,458)	(3,280,201)
Net increase (decrease)	2,406,664	(324,689)	$ 33,218,603	$ (3,168,975)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 18, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.

Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.

The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Classes A, T, B, and C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Classes A, T, B, and C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

ADESI-UANN-1110
1.814743.105

Fidelity AdvisorSM

Diversified Stock Fund -

Institutional Class

Annual Report

September 30, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward C. Johnson 3d)

Dear Shareholder:

Equities staged a rally during the third quarter of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remained about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2010	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	10.81%	1.00%	-1.78%

A The initial offering of Institutional Class shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class O, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Diversified Stock Fund - Institutional Class on September 30, 2000. The chart shows how the value of an investment in the fund would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on July 12, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite heightened volatility, major U.S. stock markets recorded double-digit gains for the year ending September 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks trended upward during the first half of the period amid indications the Great Recession was over. By April, however, lingering high unemployment and heightened concern about the European debt dilemma sent equities falling. Markets regrouped in July, boosted by strong second-quarter earnings, but see-sawed thereafter on mixed economic data. The 12-month period ended with a September surprise, as the large-cap proxy S&P 500® Index rose 8.92%, the largest gain in that month since 1939. For the full 12 months, the S&P 500® rose 10.16%, while the blue-chip-laden Dow Jones Industrial AverageSM added 14.12% and the technology-heavy Nasdaq Composite® Index gained 12.61%. Among market segments, seven of the 10 sectors in the S&P 500 outperformed the broad-market index, while only one group - financials - posted a loss. Stocks of mid- and small-sized companies also did well, with the Russell Midcap® Index gaining 17.54% and Russell 2000® Index adding 13.35%. Looking abroad, debt problems in several European countries held back the gains in developed markets, with the MSCI® EAFE® (Europe, Australasia, Far East) Index rising only 3.36%.

Comments from James Morrow, Portfolio Manager of Fidelity AdvisorSM Diversified Stock Fund: For the year ending September 30, 2010, the fund's Class A, Class T, Class B and Class C shares returned 10.70%, 10.25%, 9.72% and 9.69%, respectively (excluding sales charges), roughly in line with the S&P 500. The biggest contribution came from the information technology sector, where security selection was very strong. Software/services and hardware/equipment names were especially helpful - led by underweightings in software maker Microsoft and computer and peripherals company Hewlett-Packard, and overweighting sales-oriented-software maker Salesforce.com. Another noteworthy contributor was an out-of-benchmark position in Acacia Research, which acquires and enforces technology patents. In contrast, a position in semiconductor and solar wafer business MEMC Electronic Materials was a very big underperformer. Elsewhere, stock picking in energy and industry weightings within consumer staples were positive. In financials, the picture was mixed - stock selection among banks and diversified financials helped, while various over- and underweightings in the sector were notable sources of underperformance. On an individual security basis, regional bank PNC Financial and an out-of-benchmark position in KKR Financial Holdings were helpful, although three big banks - Bank of America, Wells Fargo and JPMorgan Chase - hurt performance. Another drag on results was video game retailer GameStop. Some names I've mentioned were sold by period end.

Comments from James Morrow, Portfolio Manager of Fidelity AdvisorSM Diversified Stock Fund: For the year ending September 30, 2010, the fund's Institutional Class shares returned 10.81%, roughly in line with the S&P 500. The biggest contribution came from the information technology sector, where security selection was very strong. Software/services and hardware/equipment names were especially helpful - led by underweightings in software maker Microsoft and computer and peripherals company Hewlett-Packard, and overweighting sales-oriented-software maker Salesforce.com. Another noteworthy contributor was an out-of-benchmark position in Acacia Research, which acquires and enforces technology patents. In contrast, a position in semiconductor and solar wafer business MEMC Electronic Materials was a very big underperformer. Elsewhere, stock picking in energy and industry weightings within consumer staples were positive. In financials, the picture was mixed - stock selection among banks and diversified financials helped, while various over- and underweightings in the group were notable sources of underperformance. On an individual security basis, regional bank PNC Financial and an out-of-benchmark position in KKR Financial Holdings were helpful, although three big banks - Bank of America, Wells Fargo and JPMorgan Chase - hurt performance. Another drag on results was video game retailer GameStop. Some names I've mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period* April 1, 2010 to September 30, 2010
Class O	.51%
Actual		$ 1,000.00	$ 981.20	$ 2.53
Hypothetical A		$ 1,000.00	$ 1,022.51	$ 2.59
Class A	.87%
Actual		$ 1,000.00	$ 979.40	$ 4.32
Hypothetical A		$ 1,000.00	$ 1,020.71	$ 4.41
Class T	1.28%
Actual		$ 1,000.00	$ 977.80	$ 6.35
Hypothetical A		$ 1,000.00	$ 1,018.65	$ 6.48
Class B	1.78%
Actual		$ 1,000.00	$ 975.30	$ 8.81
Hypothetical A		$ 1,000.00	$ 1,016.14	$ 9.00
Class C	1.78%
Actual		$ 1,000.00	$ 975.30	$ 8.81
Hypothetical A		$ 1,000.00	$ 1,016.14	$ 9.00
Institutional Class	.78%
Actual		$ 1,000.00	$ 980.10	$ 3.87
Hypothetical A		$ 1,000.00	$ 1,021.16	$ 3.95

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.5	3.4
JPMorgan Chase & Co.	3.8	2.5
Wells Fargo & Co.	3.7	4.5
Bank of America Corp.	3.1	1.9
Apple, Inc.	3.0	2.5
Corning, Inc.	2.6	2.2
Chevron Corp.	2.5	3.1
MasterCard, Inc. Class A	2.5	1.3
Pfizer, Inc.	2.4	2.9
Cisco Systems, Inc.	2.3	2.4
	30.4
Top Five Market Sectors as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.1	25.1
Financials	19.5	19.6
Energy	12.5	12.2
Health Care	11.1	12.1
Consumer Discretionary	9.7	9.9
Asset Allocation (% of fund's net assets)
As of September 30, 2010*		As of March 31, 2010**
	Stocks 97.9%		Stocks 99.6%
	Convertible Securities 0.0%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	11.9%	** Foreign investments	10.0%

Annual Report

Investments September 30, 2010

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
CONSUMER DISCRETIONARY - 8.5%
Diversified Consumer Services - 0.1%
Service Corp. International	250,000	$ 2,155,000
Hotels, Restaurants & Leisure - 1.3%
Denny's Corp. (a)	2,300,000	7,153,000
McCormick & Schmick's Seafood Restaurants (a)(e)	900,000	7,002,000
Ruth's Hospitality Group, Inc. (a)	1,400,000	5,614,000
Wendy's/Arby's Group, Inc.	250,000	1,132,500
		20,901,500
Household Durables - 0.3%
KB Home	345,200	3,911,116
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	50,000	2,225,500
Media - 2.4%
Comcast Corp. Class A	1,500,000	27,120,000
DIRECTV (a)	175,000	7,285,250
Playboy Enterprises, Inc. Class B (non-vtg.) (a)(d)	1,000,000	5,140,000
		39,545,250
Multiline Retail - 0.8%
Big Lots, Inc. (a)	75,000	2,493,750
Macy's, Inc.	275,000	6,349,750
Nordstrom, Inc.	100,000	3,720,000
		12,563,500
Specialty Retail - 2.4%
bebe Stores, Inc.	275,000	1,982,750
Best Buy Co., Inc.	225,000	9,186,750
Lowe's Companies, Inc.	500,000	11,145,000
Office Depot, Inc. (a)	1,000,000	4,600,000
Sonic Automotive, Inc. Class A (sub. vtg.) (a)(d)	299,200	2,941,136
Staples, Inc.	375,000	7,845,000
The Men's Wearhouse, Inc.	75,000	1,784,250
		39,484,886
Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc. (a)	75,000	1,974,750
Hanesbrands, Inc. (a)	125,000	3,232,500
Liz Claiborne, Inc. (a)(d)	750,000	4,560,000
Ports Design Ltd.	1,000,000	2,764,532
Trinity Ltd.	2,000,000	1,956,438
Warnaco Group, Inc. (a)	50,000	2,556,500
		17,044,720
TOTAL CONSUMER DISCRETIONARY		137,831,472
CONSUMER STAPLES - 6.3%
Beverages - 2.7%
Anheuser-Busch InBev SA NV	50,000	2,941,535

	Shares	Value
PepsiCo, Inc.	225,000	$ 14,949,000
The Coca-Cola Co.	450,000	26,334,000
		44,224,535
Food & Staples Retailing - 2.5%
CVS Caremark Corp.	450,000	14,161,500
Drogasil SA	100,000	2,550,704
Wal-Mart de Mexico SA de CV Series V	500,000	1,252,926
Wal-Mart Stores, Inc.	425,000	22,746,000
		40,711,130
Food Products - 1.1%
Archer Daniels Midland Co.	250,000	7,980,000
The J.M. Smucker Co.	100,000	6,053,000
Unilever NV unit	125,000	3,735,000
		17,768,000
TOTAL CONSUMER STAPLES		102,703,665
ENERGY - 12.5%
Energy Equipment & Services - 2.2%
Dresser-Rand Group, Inc. (a)	50,000	1,844,500
Helix Energy Solutions Group, Inc. (a)	525,000	5,848,500
Noble Corp.	250,000	8,447,500
North American Energy Partners, Inc. (a)	900,000	7,335,007
Weatherford International Ltd. (a)	725,000	12,397,500
		35,873,007
Oil, Gas & Consumable Fuels - 10.3%
Amyris, Inc.	148,600	2,563,350
Chevron Corp.	500,000	40,525,000
EXCO Resources, Inc.	500,000	7,435,000
Exxon Mobil Corp.	1,174,300	72,559,998
Newfield Exploration Co. (a)	75,000	4,308,000
Occidental Petroleum Corp.	150,000	11,745,000
Penn West Energy Trust	200,000	4,008,748
PetroBakken Energy Ltd. Class A (d)	100,000	2,242,527
Plains Exploration & Production Co. (a)	125,000	3,333,750
Southwestern Energy Co. (a)	150,000	5,016,000
Suncor Energy, Inc.	400,000	13,025,516
		166,762,889
TOTAL ENERGY		202,635,896
FINANCIALS - 19.5%
Capital Markets - 1.5%
Ashmore Group PLC	269,200	1,415,023
Bank of New York Mellon Corp.	300,000	7,839,000
Morgan Stanley	600,000	14,808,000
		24,062,023
Commercial Banks - 6.2%
Alliance Financial Corp.	175,000	5,290,250
Banco Santander SA	375,000	4,760,122
BB&T Corp.	275,000	6,622,000
Citizens Banking Corp., Michigan (a)	1,000,000	901,100
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Comerica, Inc.	150,000	$ 5,572,500
Regions Financial Corp.	750,000	5,452,500
Standard Chartered PLC (United Kingdom)	75,000	2,151,416
SunTrust Banks, Inc.	125,000	3,228,750
Susquehanna Bancshares, Inc., Pennsylvania	450,000	3,798,000
Wells Fargo & Co.	2,400,000	60,312,000
Wilmington Trust Corp., Delaware	250,000	2,245,000
		100,333,638
Diversified Financial Services - 8.8%
Bank of America Corp.	3,800,000	49,818,000
Citigroup, Inc. (a)	3,500,000	13,650,000
JPMorgan Chase & Co.	1,625,000	61,863,750
KKR Financial Holdings LLC	1,900,000	16,682,000
		142,013,750
Insurance - 2.1%
ACE Ltd.	125,000	7,281,250
Allstate Corp.	250,000	7,887,500
Genworth Financial, Inc. Class A (a)	193,200	2,360,904
Hanover Insurance Group, Inc.	100,000	4,700,000
RenaissanceRe Holdings Ltd.	160,000	9,593,600
The Chubb Corp.	50,000	2,849,500
		34,672,754
Thrifts & Mortgage Finance - 0.9%
MGIC Investment Corp. (a)	150,000	1,384,500
Radian Group, Inc.	1,667,600	13,040,632
		14,425,132
TOTAL FINANCIALS		315,507,297
HEALTH CARE - 11.1%
Biotechnology - 1.5%
Alnylam Pharmaceuticals, Inc. (a)	150,000	1,842,000
AMAG Pharmaceuticals, Inc. (a)	100,000	1,721,000
Amgen, Inc. (a)	225,000	12,399,750
PDL BioPharma, Inc.	500,000	2,630,000
SIGA Technologies, Inc. (a)(d)	300,000	2,538,000
United Therapeutics Corp. (a)	50,000	2,800,500
		23,931,250
Health Care Equipment & Supplies - 0.4%
Gen-Probe, Inc. (a)	50,000	2,423,000
Meridian Bioscience, Inc. (d)	175,000	3,829,000
		6,252,000
Health Care Providers & Services - 2.8%
Express Scripts, Inc. (a)	75,000	3,652,500
LCA-Vision, Inc. (a)	525,000	2,924,250
McKesson Corp.	200,000	12,356,000
Medco Health Solutions, Inc. (a)	125,000	6,507,500

	Shares	Value
Quest Diagnostics, Inc.	100,000	$ 5,047,000
UnitedHealth Group, Inc.	225,000	7,899,750
WellPoint, Inc. (a)	125,000	7,080,000
		45,467,000
Health Care Technology - 0.2%
MedAssets, Inc. (a)(d)	150,000	3,156,000
Life Sciences Tools & Services - 0.1%
Covance, Inc. (a)	50,000	2,339,500
Pharmaceuticals - 6.1%
Elan Corp. PLC sponsored ADR (a)	500,000	2,875,000
Johnson & Johnson	500,000	30,980,000
Merck & Co., Inc.	700,000	25,767,000
Pfizer, Inc.	2,300,000	39,491,000
		99,113,000
TOTAL HEALTH CARE		180,258,750
INDUSTRIALS - 7.1%
Aerospace & Defense - 2.5%
Honeywell International, Inc.	450,000	19,773,000
Precision Castparts Corp.	75,000	9,551,250
United Technologies Corp.	150,000	10,684,500
		40,008,750
Airlines - 0.2%
Delta Air Lines, Inc. (a)	350,000	4,074,000
Building Products - 0.5%
Masco Corp.	275,000	3,027,750
Owens Corning (a)	200,000	5,126,000
		8,153,750
Commercial Services & Supplies - 0.8%
Covanta Holding Corp.	250,000	3,937,500
Iron Mountain, Inc.	175,000	3,909,500
Standard Parking Corp. (a)	254,000	4,343,400
		12,190,400
Construction & Engineering - 0.3%
Quanta Services, Inc. (a)	250,000	4,770,000
Electrical Equipment - 0.2%
General Cable Corp. (a)	100,000	2,712,000
Industrial Conglomerates - 0.3%
Textron, Inc.	275,000	5,654,000
Machinery - 1.3%
ArvinMeritor, Inc. (a)	200,000	3,108,000
Douglas Dynamics, Inc.	126,240	1,559,064
Ingersoll-Rand Co. Ltd.	300,000	10,713,000
WABCO Holdings, Inc. (a)	125,000	5,242,500
		20,622,564
Road & Rail - 0.8%
Con-way, Inc.	125,000	3,873,750
CSX Corp.	175,000	9,681,000
		13,554,750
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
WESCO International, Inc. (a)	100,000	$ 3,929,000
TOTAL INDUSTRIALS		115,669,214
INFORMATION TECHNOLOGY - 28.1%
Communications Equipment - 3.3%
Cisco Systems, Inc. (a)	1,700,000	37,230,000
Juniper Networks, Inc. (a)	350,000	10,622,500
Motorola, Inc. (a)	700,000	5,971,000
		53,823,500
Computers & Peripherals - 3.0%
Apple, Inc. (a)	170,000	48,237,500
Electronic Equipment & Components - 3.3%
Acacia Research Corp. - Acacia Technologies (a)	374,400	6,589,440
Corning, Inc.	2,300,000	42,044,000
Fabrinet (a)	275,000	4,350,500
		52,983,940
Internet Software & Services - 2.4%
eBay, Inc. (a)	500,000	12,200,000
Google, Inc. Class A (a)	40,000	21,031,600
Rackspace Hosting, Inc. (a)	225,000	5,845,500
		39,077,100
IT Services - 6.2%
Cognizant Technology Solutions Corp. Class A (a)	100,000	6,447,000
International Business Machines Corp.	275,000	36,888,500
MasterCard, Inc. Class A	180,000	40,320,000
Paychex, Inc.	625,000	17,181,250
		100,836,750
Semiconductors & Semiconductor Equipment - 7.3%
ASM International NV unit (a)	250,000	6,360,000
ASML Holding NV	250,000	7,432,500
KLA-Tencor Corp.	400,000	14,092,000
Lam Research Corp. (a)	244,100	10,215,585
MEMC Electronic Materials, Inc. (a)	825,000	9,834,000
National Semiconductor Corp.	400,000	5,108,000
Netlogic Microsystems, Inc. (a)	50,000	1,379,000
NXP Semiconductors NV	300,000	3,717,000
Samsung Electronics Co. Ltd.	10,000	6,814,298
Siliconware Precision Industries Co. Ltd. sponsored ADR	1,000,000	5,430,000
Taiwan Semiconductor Manufacturing Co. Ltd.	8,000,000	15,853,065
Teradyne, Inc. (a)	1,750,000	19,495,000
Texas Instruments, Inc.	425,000	11,534,500
		117,264,948

	Shares	Value
Software - 2.6%
Autonomy Corp. PLC (a)	725,000	$ 20,648,959
CA, Inc.	175,000	3,696,000
Nuance Communications, Inc. (a)	325,000	5,083,000
Oracle Corp.	225,000	6,041,250
Salesforce.com, Inc. (a)	50,000	5,590,000
SciQuest, Inc.	100,000	1,208,000
		42,267,209
TOTAL INFORMATION TECHNOLOGY		454,490,947
MATERIALS - 1.6%
Chemicals - 1.0%
Celanese Corp. Class A	50,000	1,605,000
Ecolab, Inc.	200,000	10,148,000
The Mosaic Co.	75,000	4,407,000
		16,160,000
Metals & Mining - 0.6%
Gem Diamonds Ltd. (a)	600,000	1,873,358
Nucor Corp.	200,000	7,640,000
		9,513,358
TOTAL MATERIALS		25,673,358
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.8%
Verizon Communications, Inc.	375,000	12,221,250
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	1,500,000	6,945,000
TOTAL TELECOMMUNICATION SERVICES		19,166,250
UTILITIES - 0.8%
Electric Utilities - 0.2%
Entergy Corp.	50,000	3,826,500
Independent Power Producers & Energy Traders - 0.6%
AES Corp. (a)	475,000	5,391,250
NRG Energy, Inc. (a)	200,000	4,164,000
		9,555,250
TOTAL UTILITIES		13,381,750
TOTAL COMMON STOCKS (Cost $1,636,925,519)		1,567,318,599
Nonconvertible Preferred Stocks - 1.2%
	Shares	Value
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 1.2%
Porsche Automobil Holding SE	325,000	$ 16,095,789
Volkswagen AG	25,000	3,017,545
		19,113,334
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $19,825,871)		19,113,334
Convertible Bonds - 0.0%
Principal Amount
UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Calpine Corp. 7.75% 6/1/15 (c) (Cost $118,855)	$ 2,950,000	0
Money Market Funds - 3.7%
	Shares	Value
Fidelity Cash Central Fund, 0.25% (f)	52,375,178	$ 52,375,178
Fidelity Securities Lending Cash Central Fund, 0.26% (b)(f)	7,074,987	7,074,987
TOTAL MONEY MARKET FUNDS (Cost $59,450,165)		59,450,165
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $1,716,320,410)		1,645,882,098
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(25,769,789)
NET ASSETS - 100%		$ 1,620,112,309
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Non-income producing - Security is in default.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,460
Fidelity Securities Lending Cash Central Fund	244,651
Total	$ 262,111
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
McCormick & Schmick's Seafood Restaurants	$ 4,917,944	$ 2,475,746	$ 773,616	$ -	$ 7,002,000
Other Information

The following is a summary of the inputs used, as of September 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 156,944,806	$ 156,944,806	$ -	$ -
Consumer Staples	102,703,665	102,703,665	-	-
Energy	202,635,896	202,635,896	-	-
Financials	315,507,297	310,747,175	4,760,122	-
Health Care	180,258,750	180,258,750	-	-
Industrials	115,669,214	115,669,214	-	-
Information Technology	454,490,947	438,637,882	15,853,065	-
Materials	25,673,358	25,673,358	-	-
Telecommunication Services	19,166,250	19,166,250	-	-
Utilities	13,381,750	13,381,750	-	-
Corporate Bonds	-	-	-	-
Money Market Funds	59,450,165	59,450,165	-	-
Total Investments in Securities:	$ 1,645,882,098	$ 1,625,268,911	$ 20,613,187	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.1%
Switzerland	1.7%
Canada	1.5%
United Kingdom	1.5%
Taiwan	1.4%
Netherlands	1.3%
Germany	1.2%
Others (Individually Less Than 1%)	3.3%
100.0%
Income Tax Information

At September 30, 2010, the Fund had a capital loss carryforward of approximately $584,176,896 of which $42,755,310, $517,419,169 and $24,002,417 will expire on September 30, 2011, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2010

Assets
Investment in securities, at value (including securities loaned of $6,869,076) - See accompanying schedule: Unaffiliated issuers (cost $1,646,471,143)	$ 1,579,429,933
Fidelity Central Funds (cost $59,450,165)	59,450,165
Other affiliated issuers (cost $10,399,102)	7,002,000
Total Investments (cost $1,716,320,410)		$ 1,645,882,098
Receivable for fund shares sold		729,451
Dividends receivable		1,302,625
Distributions receivable from Fidelity Central Funds		5,825
Other receivables		88,332
Total assets		1,648,008,331

Liabilities
Payable for investments purchased	$ 18,380,463
Payable for fund shares redeemed	1,601,117
Accrued management fee	558,848
Distribution and service plan fees payable	30,823
Other affiliated payables	131,589
Other payables and accrued expenses	118,195
Collateral on securities loaned, at value	7,074,987
Total liabilities		27,896,022

Net Assets		$ 1,620,112,309
Net Assets consist of:
Paid in capital		$ 2,272,767,566
Undistributed net investment income		13,656,466
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(595,875,426)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(70,436,297)
Net Assets		$ 1,620,112,309

Statement of Assets and Liabilities - continued

September 30, 2010

Class O: Net Asset Value, offering price and redemption price per share ($1,458,736,195 ÷ 107,665,207 shares)	$ 13.55

Class A: Net Asset Value and redemption price per share ($110,671,778 ÷ 8,331,472 shares)	$ 13.28

Maximum offering price per share (100/94.25 of $13.28)	$ 14.09
Class T: Net Asset Value and redemption price per share ($12,050,672 ÷ 912,299 shares)	$ 13.21

Maximum offering price per share (100/96.50 of $13.21)	$ 13.69
Class B: Net Asset Value and offering price per share ($1,060,490 ÷ 81,334 shares)A	$ 13.04

Class C: Net Asset Value and offering price per share ($2,852,885 ÷ 218,725 shares)A	$ 13.04

Institutional Class: Net Asset Value, offering price and redemption price per share ($34,740,289 ÷ 2,513,543 shares)	$ 13.82

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2010

Investment Income
Dividends		$ 27,931,313
Interest		148
Income from Fidelity Central Funds		262,111
Total income		28,193,572

Expenses
Management fee	$ 7,140,208
Transfer agent fees	625,115
Distribution and service plan fees	391,527
Accounting and security lending fees	540,786
Custodian fees and expenses	86,102
Independent trustees' compensation	10,124
Appreciation in deferred trustee compensation account	111
Registration fees	81,808
Audit	75,408
Legal	12,342
Interest	7,833
Miscellaneous	24,824
Total expenses before reductions	8,996,188
Expense reductions	(140,352)	8,855,836
Net investment income (loss)		19,337,736
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	269,134,051
Other affiliated issuers	371,026
Foreign currency transactions	(127,298)
Capital gain distributions from Fidelity Central Funds	2,058
Total net realized gain (loss)		269,379,837
Change in net unrealized appreciation (depreciation) on: Investment securities	(109,172,514)
Assets and liabilities in foreign currencies	(1,612)
Total change in net unrealized appreciation (depreciation)		(109,174,126)
Net gain (loss)		160,205,711
Net increase (decrease) in net assets resulting from operations		$ 179,543,447

Statement of Changes in Net Assets

	Year ended September 30, 2010	Year ended September 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,337,736	$ 18,790,137
Net realized gain (loss)	269,379,837	(427,887,586)
Change in net unrealized appreciation (depreciation)	(109,174,126)	448,274,527
Net increase (decrease) in net assets resulting from operations	179,543,447	39,177,078
Distributions to shareholders from net investment income	(18,699,364)	(21,704,272)
Distributions to shareholders from net realized gain	(699,305)	-
Total distributions	(19,398,669)	(21,704,272)
Share transactions - net increase (decrease)	(394,795,070)	(67,335,220)
Total increase (decrease) in net assets	(234,650,292)	(49,862,414)

Net Assets
Beginning of period	1,854,762,601	1,904,625,015
End of period (including undistributed net investment income of $13,656,466 and undistributed net investment income of $12,886,723, respectively)	$ 1,620,112,309	$ 1,854,762,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.33	$ 12.06	$ 17.44	$ 14.82	$ 13.51
Income from Investment Operations
Net investment income (loss) C	.15	.13	.20	.15	.13
Net realized and unrealized gain (loss)	1.21	.29	(5.41)	2.62	1.29
Total from investment operations	1.36	.42	(5.21)	2.77	1.42
Distributions from net investment income	(.14)	(.15)	(.17)	(.15)	(.11)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.14) G	(.15)	(.17)	(.15)	(.11)
Net asset value, end of period	$ 13.55	$ 12.33	$ 12.06	$ 17.44	$ 14.82
Total Return A, B	11.15%	4.04%	(30.13)%	18.83%	10.55%
Ratios to Average Net Assets D, F
Expenses before reductions	.51%	.51%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.51%	.51%	.49%	.49%	.49%
Expenses net of all reductions	.50%	.50%	.48%	.48%	.48%
Net investment income (loss)	1.20%	1.34%	1.30%	.95%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,458,736	$ 1,708,710	$ 1,758,888	$ 2,878,127	$ 2,915,932
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.138 and distributions from net realized gain of $.005 per share.

Financial Highlights - Class A

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.09	$ 11.80	$ 17.07	$ 14.53	$ 13.24
Income from Investment Operations
Net investment income (loss) D	.10	.08	.13	.08	.06
Net realized and unrealized gain (loss)	1.19	.30	(5.29)	2.56	1.28
Total from investment operations	1.29	.38	(5.16)	2.64	1.34
Distributions from net investment income	(.09)	(.09)	(.11)	(.10)	(.05)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.10)	(.09)	(.11)	(.10)	(.05)
Net asset value, end of period	$ 13.28	$ 12.09	$ 11.80	$ 17.07	$ 14.53
Total Return A, B, C	10.70%	3.59%	(30.42)%	18.25%	10.13%
Ratios to Average Net Assets E, G
Expenses before reductions	.88%	.95%	.92%	.91%	.95%
Expenses net of fee waivers, if any	.88%	.95%	.92%	.91%	.95%
Expenses net of all reductions	.87%	.93%	.91%	.90%	.94%
Net investment income (loss)	.82%	.90%	.87%	.52%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,672	$ 129,758	$ 124,522	$ 182,686	$ 130,332
Portfolio turnover rate F	102%	162%	121%	148%	66%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.04	$ 11.69	$ 16.91	$ 14.45	$ 13.24
Income from Investment Operations
Net investment income (loss) C	.05	.05	.08	.03	.02
Net realized and unrealized gain (loss)	1.18	.32	(5.26)	2.54	1.27
Total from investment operations	1.23	.37	(5.18)	2.57	1.29
Distributions from net investment income	(.05)	(.02)	(.04)	(.11)	(.08)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.06)	(.02)	(.04)	(.11)	(.08)
Net asset value, end of period	$ 13.21	$ 12.04	$ 11.69	$ 16.91	$ 14.45
Total Return A, B	10.25%	3.25%	(30.69)%	17.90%	9.75%
Ratios to Average Net Assets D, F
Expenses before reductions	1.30%	1.33%	1.27%	1.23%	1.25%
Expenses net of fee waivers, if any	1.30%	1.33%	1.27%	1.23%	1.25%
Expenses net of all reductions	1.29%	1.32%	1.26%	1.22%	1.24%
Net investment income (loss)	.40%	.52%	.53%	.20%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,051	$ 11,378	$ 12,444	$ 26,732	$ 12,646
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class B

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.90	$ 11.59	$ 16.80	$ 14.38	$ 13.22
Income from Investment Operations
Net investment income (loss) C	(.01)	- H	- H	(.06)	(.06)
Net realized and unrealized gain (loss)	1.17	.31	(5.21)	2.54	1.27
Total from investment operations	1.16	.31	(5.21)	2.48	1.21
Distributions from net investment income	(.01)	-	-	(.06)	(.05)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.02)	-	-	(.06)	(.05)
Net asset value, end of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.38
Total Return A, B	9.72%	2.67%	(31.01)%	17.26%	9.19%
Ratios to Average Net Assets D, G
Expenses before reductions	1.80%	1.83%	1.79%	1.81%	1.82%
Expenses net of fee waivers, if any	1.80%	1.83%	1.79%	1.81%	1.82%
Expenses net of all reductions	1.79%	1.81%	1.78%	1.80%	1.81%
Net investment income (loss)	(.10)%	.02%	-% F	(.37)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,060	$ 1,072	$ 853	$ 1,356	$ 909
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.90	$ 11.59	$ 16.80	$ 14.37	$ 13.22
Income from Investment Operations
Net investment income (loss) C	(.01)	- G	- G	(.06)	(.06)
Net realized and unrealized gain (loss)	1.16	.31	(5.21)	2.54	1.28
Total from investment operations	1.15	.31	(5.21)	2.48	1.22
Distributions from net investment income	(.01)	-	-	(.05)	(.07)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.01) H	-	-	(.05)	(.07)
Net asset value, end of period	$ 13.04	$ 11.90	$ 11.59	$ 16.80	$ 14.37
Total Return A, B	9.69%	2.67%	(31.01)%	17.31%	9.20%
Ratios to Average Net Assets D, F
Expenses before reductions	1.79%	1.82%	1.79%	1.79%	1.84%
Expenses net of fee waivers, if any	1.79%	1.82%	1.79%	1.79%	1.84%
Expenses net of all reductions	1.79%	1.81%	1.78%	1.78%	1.84%
Net investment income (loss)	(.09)%	.03%	.01%	(.36)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,853	$ 2,501	$ 2,676	$ 4,897	$ 2,758
Portfolio turnover rate E	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.005 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 12.57	$ 12.15	$ 17.56	$ 14.77	$ 13.50
Income from Investment Operations
Net investment income (loss) B	.11	.10	.17	.12	.09
Net realized and unrealized gain (loss)	1.24	.34	(5.45)	2.67	1.29
Total from investment operations	1.35	.44	(5.28)	2.79	1.38
Distributions from net investment income	(.10)	(.02)	(.13)	-	(.11)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.10) F	(.02)	(.13)	-	(.11)
Net asset value, end of period	$ 13.82	$ 12.57	$ 12.15	$ 17.56	$ 14.77
Total Return A	10.81%	3.75%	(30.25)%	18.89%	10.26%
Ratios to Average Net Assets C, E
Expenses before reductions	.78%	.79%	.69%	.65%	.77%
Expenses net of fee waivers, if any	.78%	.79%	.69%	.65%	.77%
Expenses net of all reductions	.77%	.77%	.69%	.64%	.76%
Net investment income (loss)	.92%	1.06%	1.10%	.78%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,740	$ 1,344	$ 5,242	$ 42,212	$ 579,483
Portfolio turnover rate D	102%	162%	121%	148%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2010

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 118,795,207
Gross unrealized depreciation	(204,082,680)
Net unrealized appreciation (depreciation)	$ (85,287,473)

Tax Cost	$ 1,731,169,571

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 16,866,604
Capital loss carryforward	$ (584,176,896)
Net unrealized appreciation (depreciation)	$ (85,285,458)

The tax character of distributions paid was as follows:

	September 30, 2010	September 30, 2009
Ordinary Income	$ 19,398,669	$ 21,704,272

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,670,999,212 and $2,087,473,910, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 295,142	$ 3,130
Class T	.25%	.25%	59,190	4
Class B	.75%	.25%	10,600	7,954
Class C	.75%	.25%	26,595	5,335
			$ 391,527	$ 16,423

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,987
Class T	2,171
Class B*	3,575
Class C*	469
15,202

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 394,547.03
Class A	175,272.15
Class T	38,238.32
Class B	3,378.32
Class C	8,406.32
Institutional Class	5,274.30
	$ 625,115

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $59,551 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,497,507.39%		$ 5,620

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,846 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $244,651.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,546,200. The weighted average interest rate was .62%. The interest expense amounted to $2,213 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $140,352 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2010	2009
From net investment income
Class O	$ 17,708,586	$ 20,731,859
Class A	926,935	945,483
Class T	51,155	20,415
Class B	889	-
Class C	1,448	-
Institutional Class	10,351	6,515
Total	$ 18,699,364	$ 21,704,272
From net realized gain
Class O	$ 641,616	$ -
Class A	50,930	-
Class T	4,736	-
Class B	444	-
Class C	1,034	-
Institutional Class	545	-
Total	$ 699,305	$ -

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2010	2009	2010	2009
Class O
Shares sold	9,552,630	7,606,531	$ 122,347,240	$ 76,359,324
Reinvestment of distributions	1,247,286	2,111,096	15,553,658	17,416,562
Shares redeemed	(41,671,845)	(17,019,138)	(535,108,268)	(158,838,504)
Net increase (decrease)	(30,871,929)	(7,301,511)	$ (397,207,370)	$ (65,062,618)
Class A
Shares sold	2,753,283	2,335,925	$ 35,143,064	$ 21,078,470
Reinvestment of distributions	74,066	108,691	908,047	882,568
Shares redeemed	(5,224,869)	(2,265,889)	(66,445,318)	(20,059,558)
Net increase (decrease)	(2,397,520)	178,727	$ (30,394,207)	$ 1,901,480
Class T
Shares sold	163,283	205,277	$ 2,055,777	$ 1,901,523
Reinvestment of distributions	4,499	2,483	55,026	20,112
Shares redeemed	(200,402)	(326,967)	(2,544,126)	(2,949,011)
Net increase (decrease)	(32,620)	(119,207)	$ (433,323)	$ (1,027,376)
Class B
Shares sold	15,874	31,825	$ 199,572	$ 293,713
Reinvestment of distributions	106	-	1,288	-
Shares redeemed	(24,729)	(15,335)	(310,445)	(138,927)
Net increase (decrease)	(8,749)	16,490	$ (109,585)	$ 154,786
Class C
Shares sold	66,698	71,381	$ 848,168	$ 670,802
Reinvestment of distributions	196	-	2,376	-
Shares redeemed	(58,243)	(92,183)	(719,732)	(803,319)
Net increase (decrease)	8,651	(20,802)	$ 130,812	$ (132,517)
Institutional Class
Shares sold	2,435,059	11,727	$ 33,604,258	$ 106,180
Reinvestment of distributions	612	599	7,803	5,046
Shares redeemed	(29,007)	(337,015)	(393,458)	(3,280,201)
Net increase (decrease)	2,406,664	(324,689)	$ 33,218,603	$ (3,168,975)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 18, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.

Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.

The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Advisor Diversified Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 4% means that 96% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan), Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

ADESI-I-UANN-1110
1.814750.105

Fidelity Destiny® Portfolios:
Fidelity AdvisorSM

Capital Development Fund -

Class A

Annual Report

September 30, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward C. Johnson 3d)

Dear Shareholder:

Equities staged a rally during the third quarter of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remained about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A	10.94%	0.51%	-1.36%
$50/month 15-Year Plan A	-44.53%	-1.58%	-1.86%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Capital Development Fund - Class A on September 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite heightened volatility, major U.S. stock markets recorded double-digit gains for the year ending September 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks trended upward during the first half of the period amid indications the Great Recession was over. By April, however, lingering high unemployment and heightened concern about the European debt dilemma sent equities falling. Markets regrouped in July, boosted by strong second-quarter earnings, but see-sawed thereafter on mixed economic data. The 12-month period ended with a September surprise, as the large-cap proxy S&P 500® Index rose 8.92%, the largest gain in that month since 1939. For the full 12 months, the S&P 500® rose 10.16%, while the blue-chip-laden Dow Jones Industrial AverageSM added 14.12% and the technology-heavy Nasdaq Composite® Index gained 12.61%. Among market segments, seven of the 10 sectors in the S&P 500 outperformed the broad-market index, while only one group - financials - posted a loss. Stocks of mid- and small-sized companies also did well, with the Russell Midcap® Index gaining 17.54% and Russell 2000® Index adding 13.35%. Looking abroad, debt problems in several European countries held back the gains in developed markets, with the MSCI® EAFE® (Europe, Australasia, Far East) Index rising only 3.36%.

Comments from Harlan Carere, Portfolio Manager of Fidelity AdvisorSM Capital Development Fund: During the past year, the fund's Class O shares returned 11.31% (excluding sales charges), topping the S&P 500. Versus the index, stock picking in consumer discretionary and materials aided our results, as did solid picks in the financials sector and an overweighting in the strong-performing real estate segment. Individual contributors included Baidu.com, China's leading Internet search/advertising provider, Hong Kong-based shoe retailer/wholesaler Belle International Holdings and Ctrip.com International, a Chinese online travel firm. Commercial real estate holdings Jones Lang LaSalle, Hersha Hospitality Trust and CB Richard Ellis Group also helped. Underweighting energy major Exxon Mobil and timely ownership of commercial bank Citigroup contributed as well. Conversely, performance was hampered by weak picks in energy, where two Swiss-based offshore drillers, Noble and Transocean, fared poorly. I liquidated our position in Transocean by period end. That said, our largest relative detractor was 3W Power Holdings, a German SPAC, or special-purpose acquisition company. Underweighting computer/consumer electronics maker Apple, automaker Ford Motor and fast-food retailer McDonald's also detracted from results. Many of the stocks I've mentioned were out-of-index holdings.

Comments from Harlan Carere, Portfolio Manager of Fidelity AdvisorSM Capital Development Fund: During the past year, the fund's Class A shares returned 10.94% (excluding sales charges), topping the S&P 500. Versus the index, stock picking in consumer discretionary and materials aided our results, as did solid picks in the financials sector and an overweighting in the strong-performing real estate segment. Individual contributors included Baidu.com, China's leading Internet search/advertising provider, Hong Kong-based shoe retailer/wholesaler Belle International Holdings and Ctrip.com International, a Chinese online travel firm. Commercial real estate holdings Jones Lang LaSalle, Hersha Hospitality Trust and CB Richard Ellis Group also helped. Underweighting energy major Exxon Mobil and timely ownership of commercial bank Citigroup contributed as well. Conversely, performance was hampered by weak picks in energy, where two Swiss-based offshore drillers, Noble and Transocean, fared poorly. I liquidated our position in Transocean by period end. That said, our largest relative detractor was 3W Power Holdings, a German SPAC, or special-purpose acquisition company. Underweighting computer/consumer electronics maker Apple, automaker Ford Motor and fast-food retailer McDonald's also detracted from results. Many of the stocks I've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period* April 1, 2010 to September 30, 2010
Class O	.61%
Actual		$ 1,000.00	$ 1,000.00	$ 3.06
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09
Class A	.96%
Actual		$ 1,000.00	$ 998.90	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.26	$ 4.86
Class T	1.45%
Actual		$ 1,000.00	$ 995.60	$ 7.25
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.33
Class B	1.90%
Actual		$ 1,000.00	$ 994.50	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.90%
Actual		$ 1,000.00	$ 994.50	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Institutional Class	.87%
Actual		$ 1,000.00	$ 999.00	$ 4.36
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.0	1.0
Exxon Mobil Corp.	2.1	0.0
JPMorgan Chase & Co.	1.8	2.1
Hewlett-Packard Co.	1.7	1.7
Wells Fargo & Co.	1.6	2.1
ARM Holdings PLC	1.6	0.0
Barrick Gold Corp.	1.4	1.0
Newmont Mining Corp.	1.4	0.8
Chevron Corp.	1.3	1.1
Newcrest Mining Ltd.	1.3	0.8
	17.2
Top Five Market Sectors as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.8	15.0
Consumer Discretionary	16.2	12.8
Financials	15.6	20.6
Industrials	14.7	8.8
Materials	11.6	11.7
Asset Allocation (% of fund's net assets)
As of September 30, 2010*		As of March 31, 2010**
	Stocks 100.0%		Stocks 99.6%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets † (0.1)%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	26.6%	** Foreign investments	26.3%
† Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments September 30, 2010

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CONSUMER DISCRETIONARY - 16.2%
Auto Components - 0.4%
TRW Automotive Holdings Corp. (a)	280,200	$ 11,645,112
Automobiles - 0.3%
Ford Motor Co. (a)	778,500	9,528,840
Diversified Consumer Services - 0.6%
DeVry, Inc.	200,000	9,842,000
Steiner Leisure Ltd. (a)	136,050	5,183,505
Stewart Enterprises, Inc. Class A	425,300	2,292,367
		17,317,872
Hotels, Restaurants & Leisure - 2.5%
Ctrip.com International Ltd. sponsored ADR (a)	648,816	30,980,964
McDonald's Corp.	100,000	7,451,000
O'Charleys, Inc. (a)	100,000	719,000
Rick's Cabaret International, Inc. (a)	100,000	728,000
Starwood Hotels & Resorts Worldwide, Inc.	120,000	6,306,000
Wyndham Worldwide Corp.	854,390	23,470,093
		69,655,057
Household Durables - 0.2%
La-Z-Boy, Inc. (a)(c)	400,000	3,376,000
PulteGroup, Inc. (a)	180,500	1,581,180
		4,957,180
Internet & Catalog Retail - 1.0%
1-800-FLOWERS.com, Inc. Class A (a)	1,000,000	1,890,000
Amazon.com, Inc. (a)	175,100	27,501,206
		29,391,206
Leisure Equipment & Products - 0.6%
Hasbro, Inc.	358,600	15,961,286
Media - 2.4%
Antena 3 Television SA	400,000	3,299,428
DIRECTV (a)	100,000	4,163,000
Kabel Deutschland Holding AG	382,123	15,160,707
Omnicom Group, Inc.	100,000	3,948,000
The Walt Disney Co.	450,000	14,899,500
Viacom, Inc. Class B (non-vtg.)	254,600	9,213,974
Virgin Media, Inc.	751,566	17,301,049
		67,985,658
Multiline Retail - 1.2%
Dollarama, Inc.	100,000	2,629,405
Dollarama, Inc. (d)	381,000	10,018,032
Macy's, Inc.	500,000	11,545,000
Maoye International Holdings Ltd.	10,648,000	4,981,601
Target Corp.	100,000	5,344,000
		34,518,038
Specialty Retail - 3.3%
Ace Hardware Indonesia Tbk PT	488,000	110,723
Belle International Holdings Ltd.	12,528,000	25,156,108
Guess?, Inc.	200,000	8,126,000
Gymboree Corp. (a)(c)	230,000	9,554,200

	Shares	Value
Hengdeli Holdings Ltd.	9,362,000	$ 4,331,690
Ross Stores, Inc.	367,485	20,072,031
TJX Companies, Inc.	564,000	25,171,320
		92,522,072
Textiles, Apparel & Luxury Goods - 3.7%
Anta Sports Products Ltd.	1,915,000	4,437,647
Iconix Brand Group, Inc. (a)	499,081	8,733,918
Phillips-Van Heusen Corp.	336,900	20,267,904
Polo Ralph Lauren Corp. Class A	209,500	18,825,670
Steven Madden Ltd. (a)	248,602	10,207,598
VF Corp.	134,753	10,917,688
Warnaco Group, Inc. (a)	447,698	22,890,799
Yue Yuen Industrial (Holdings) Ltd.	2,000,000	7,410,749
		103,691,973
TOTAL CONSUMER DISCRETIONARY		457,174,294
CONSUMER STAPLES - 6.1%
Beverages - 1.8%
Anheuser-Busch InBev SA NV	450,766	26,518,884
Anheuser-Busch InBev SA NV (strip VVPR) (a)	160,000	654
Constellation Brands, Inc. Class A (sub. vtg.) (a)	755,000	13,355,950
Dr Pepper Snapple Group, Inc.	302,400	10,741,248
		50,616,736
Food & Staples Retailing - 0.4%
Drogasil SA	185,500	4,731,556
Wal-Mart Stores, Inc.	121,500	6,502,680
		11,234,236
Food Products - 2.1%
Alliance Grain Traders, Inc. (c)	584,000	16,695,446
BioExx Specialty Proteins Ltd. (a)	1,000,000	2,527,339
Chiquita Brands International, Inc. (a)	100,238	1,327,151
Danone	54,700	3,272,109
Diamond Foods, Inc. (c)	199,300	8,169,307
Dole Food Co., Inc. (c)	318,100	2,910,615
Fresh Del Monte Produce, Inc. (a)	574,545	12,467,627
Ralcorp Holdings, Inc. (a)	147,601	8,631,706
TreeHouse Foods, Inc. (a)	74,000	3,411,400
		59,412,700
Household Products - 0.3%
Procter & Gamble Co.	150,000	8,995,500
Personal Products - 1.5%
Herbalife Ltd.	448,530	27,068,786
Nu Skin Enterprises, Inc. Class A	505,500	14,558,400
		41,627,186
TOTAL CONSUMER STAPLES		171,886,358
Common Stocks - continued
	Shares	Value
ENERGY - 10.9%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	128,834	$ 5,488,328
Nabors Industries Ltd. (a)	475,900	8,594,754
Noble Corp.	505,500	17,080,845
Patterson-UTI Energy, Inc.	220,500	3,766,140
Schlumberger Ltd.	40,000	2,464,400
		37,394,467
Oil, Gas & Consumable Fuels - 9.6%
Anadarko Petroleum Corp.	136,400	7,781,620
Apache Corp.	160,800	15,719,808
Chevron Corp.	471,400	38,206,970
Cimarex Energy Co.	62,455	4,133,272
ConocoPhillips	141,600	8,132,088
Exxon Mobil Corp.	952,409	58,849,352
Falkland Oil & Gas Ltd. (a)(c)	1,507,598	3,078,869
International Coal Group, Inc. (a)	1,716,700	9,132,844
Marathon Oil Corp.	1,080,900	35,777,790
Massey Energy Co.	302,000	9,368,040
Occidental Petroleum Corp.	330,500	25,878,150
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	374,600	12,294,372
Range Resources Corp.	50,000	1,906,500
SemGroup Corp. Class A (a)	330,000	7,672,500
Southern Union Co.	351,800	8,464,308
Southwestern Energy Co. (a)	316,500	10,583,760
Suncor Energy, Inc.	312,400	10,172,928
Sunoco, Inc.	100,000	3,650,000
		270,803,171
TOTAL ENERGY		308,197,638
FINANCIALS - 15.5%
Capital Markets - 1.3%
3W Power Holdings SA (a)	1,155,600	6,207,647
3W Power Holdings SA warrants 9/1/12 (a)	1,105,000	301,311
Ameriprise Financial, Inc.	250,000	11,832,500
Evercore Partners, Inc. Class A	80,800	2,311,688
GLG Partners, Inc. warrants 12/28/11 (a)	4,170,200	526,696
Janus Capital Group, Inc.	589,077	6,450,393
Jefferies Group, Inc. (c)	400,000	9,076,000
		36,706,235
Commercial Banks - 3.2%
HDFC Bank Ltd.	84,785	4,722,886
Huntington Bancshares, Inc.	1,197,600	6,790,392
Oriental Financial Group, Inc.	114,618	1,524,419
PNC Financial Services Group, Inc.	81,400	4,225,474
Regions Financial Corp.	1,570,300	11,416,081
SunTrust Banks, Inc.	440,000	11,365,200

	Shares	Value
SVB Financial Group (a)	170,000	$ 7,194,400
Wells Fargo & Co.	1,769,050	44,456,227
		91,695,079
Consumer Finance - 0.3%
Capital One Financial Corp.	100,000	3,955,000
Cardtronics, Inc. (a)	240,500	3,710,915
		7,665,915
Diversified Financial Services - 4.1%
Bank of America Corp.	1,154,200	15,131,562
Citigroup, Inc. (a)	8,395,000	32,740,500
JPMorgan Chase & Co.	1,361,100	51,817,077
Moody's Corp.	200,000	4,996,000
NBH Holdings Corp. Class A (a)(d)	146,800	2,862,600
PICO Holdings, Inc. (a)	268,989	8,032,012
		115,579,751
Insurance - 3.6%
Alterra Capital Holdings Ltd.	191,736	3,819,381
Berkshire Hathaway, Inc. Class A (a)	66	8,217,000
Genworth Financial, Inc. Class A (a)	1,000,000	12,220,000
Lincoln National Corp.	383,400	9,170,928
Loews Corp.	253,700	9,615,230
MetLife, Inc.	470,000	18,071,500
Phoenix Group Holdings	2,622,677	28,222,647
Phoenix Group Holdings (Reg. S)	450,000	3,873,947
Platinum Underwriters Holdings Ltd.	98,167	4,272,228
Protective Life Corp.	146,200	3,181,312
Unum Group	73,300	1,623,595
		102,287,768
Real Estate Investment Trusts - 1.2%
CBL & Associates Properties, Inc.	1,044,258	13,638,009
Hersha Hospitality Trust	1,668,686	8,643,793
Sunstone Hotel Investors, Inc. (a)	445,000	4,036,150
Vornado Realty Trust	100,362	8,583,962
		34,901,914
Real Estate Management & Development - 1.8%
CB Richard Ellis Group, Inc. Class A (a)	1,057,400	19,329,272
Iguatemi Empresa de Shopping Centers SA	344,300	7,688,381
Jones Lang LaSalle, Inc.	245,700	21,196,539
Unite Group PLC (a)	756,222	2,613,571
		50,827,763
TOTAL FINANCIALS		439,664,425
HEALTH CARE - 5.8%
Biotechnology - 0.7%
Alexion Pharmaceuticals, Inc. (a)	57,556	3,704,304
Amgen, Inc. (a)	200,000	11,022,000
AVEO Pharmaceuticals, Inc.	66,400	739,696
ImmunoGen, Inc. (a)	99,600	624,492
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Micromet, Inc. (a)	394,692	$ 2,652,330
ZIOPHARM Oncology, Inc. (a)	300,000	1,125,000
		19,867,822
Health Care Equipment & Supplies - 1.3%
C. R. Bard, Inc.	135,000	10,993,050
Cooper Companies, Inc.	280,000	12,941,600
Covidien PLC	150,600	6,052,614
Hospira, Inc. (a)	54,300	3,095,643
Symmetry Medical, Inc. (a)	250,000	2,410,000
		35,492,907
Health Care Providers & Services - 2.0%
Emergency Medical Services Corp. Class A (a)	107,300	5,713,725
Express Scripts, Inc. (a)	378,072	18,412,106
Hanger Orthopedic Group, Inc. (a)	1,122,172	16,316,381
Humana, Inc. (a)	37,000	1,858,880
Medco Health Solutions, Inc. (a)	245,600	12,785,936
UnitedHealth Group, Inc.	80,900	2,840,399
		57,927,427
Life Sciences Tools & Services - 0.2%
Life Technologies Corp. (a)	120,000	5,602,800
Pharmaceuticals - 1.6%
Allergan, Inc.	206,200	13,718,486
GlaxoSmithKline PLC sponsored ADR	100,000	3,952,000
Pfizer, Inc.	200,000	3,434,000
PT Kalbe Farma Tbk	5,000,000	1,428,574
Shire PLC sponsored ADR	60,000	4,036,800
Valeant Pharmaceuticals International, Inc.	748,090	18,870,411
		45,440,271
TOTAL HEALTH CARE		164,331,227
INDUSTRIALS - 14.7%
Aerospace & Defense - 4.6%
Esterline Technologies Corp. (a)	325,000	18,599,750
Goodrich Corp.	105,000	7,741,650
Honeywell International, Inc.	599,567	26,344,974
Precision Castparts Corp.	140,700	17,918,145
Raytheon Co.	186,137	8,508,322
The Boeing Co.	320,000	21,292,800
United Technologies Corp.	415,200	29,574,696
		129,980,337
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	200,000	13,338,000

	Shares	Value
Building Products - 0.4%
Armstrong World Industries, Inc. (a)	100,000	$ 4,151,000
Owens Corning (a)	266,900	6,840,647
		10,991,647
Commercial Services & Supplies - 0.4%
Republic Services, Inc.	100,000	3,049,000
United Stationers, Inc. (a)	180,700	9,669,257
		12,718,257
Construction & Engineering - 0.9%
Fluor Corp.	286,400	14,185,392
Furmanite Corp. (a)	1,000,000	4,880,000
Jacobs Engineering Group, Inc. (a)	103,500	4,005,450
Orion Marine Group, Inc. (a)	179,300	2,225,113
		25,295,955
Electrical Equipment - 0.4%
Deswell Industries, Inc.	14,000	41,020
Fushi Copperweld, Inc. (a)	203,500	1,768,415
Regal-Beloit Corp.	172,667	10,133,826
		11,943,261
Industrial Conglomerates - 1.2%
3M Co.	130,000	11,272,300
Carlisle Companies, Inc.	310,000	9,284,500
General Electric Co.	200,000	3,250,000
Textron, Inc.	489,000	10,053,840
		33,860,640
Machinery - 2.4%
Bucyrus International, Inc. Class A	279,500	19,383,325
Caterpillar, Inc.	269,500	21,204,260
Commercial Vehicle Group, Inc. (a)	383,176	3,900,732
Cummins, Inc.	30,000	2,717,400
Hardinge, Inc.	533,240	4,084,618
Ingersoll-Rand Co. Ltd.	230,000	8,213,300
Navistar International Corp. (a)	39,410	1,719,852
Pall Corp.	100,000	4,164,000
Wabash National Corp. (a)	270,000	2,184,300
		67,571,787
Marine - 0.0%
Navios Maritime Acquisition Corp. (a)	11,800	64,782
Road & Rail - 2.9%
Arkansas Best Corp.	200,000	4,846,000
CSX Corp.	383,400	21,209,688
Norfolk Southern Corp.	488,900	29,094,439
Union Pacific Corp.	317,600	25,979,680
		81,129,807
Trading Companies & Distributors - 1.0%
Finning International, Inc.	500,000	11,625,759
Interline Brands, Inc. (a)	335,008	6,043,544
WESCO International, Inc. (a)	285,000	11,197,650
		28,866,953
TOTAL INDUSTRIALS		415,761,426
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 2.4%
Cisco Systems, Inc. (a)	1,460,300	$ 31,980,570
DG FastChannel, Inc. (a)	300,000	6,525,000
DragonWave, Inc. (a)(c)	258,600	1,824,968
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	2,502,200	27,449,134
		67,779,672
Computers & Peripherals - 4.9%
Apple, Inc. (a)	299,300	84,926,379
Hewlett-Packard Co.	1,158,300	48,729,681
Isilon Systems, Inc. (a)	99,200	2,210,176
SanDisk Corp. (a)	100,000	3,665,000
		139,531,236
Electronic Equipment & Components - 1.0%
Corning, Inc.	600,000	10,968,000
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,240,000	8,435,897
Jabil Circuit, Inc.	200,000	2,882,000
SYNNEX Corp. (a)	162,900	4,584,006
Vishay Precision Group, Inc. (a)	100,000	1,561,000
		28,430,903
Internet Software & Services - 3.8%
Akamai Technologies, Inc. (a)	47,400	2,378,532
Baidu.com, Inc. sponsored ADR (a)	267,500	27,450,850
eBay, Inc. (a)	320,000	7,808,000
Equinix, Inc. (a)	7,500	767,625
Google, Inc. Class A (a)	50,000	26,289,500
Open Text Corp. (a)	301,600	14,233,468
Rackspace Hosting, Inc. (a)	250,000	6,495,000
Sina Corp. (a)	205,000	10,368,900
Support.com, Inc. (a)	600,000	2,748,000
Tencent Holdings Ltd.	439,700	9,611,177
		108,151,052
IT Services - 1.2%
Acxiom Corp. (a)	690,000	10,943,400
Alliance Data Systems Corp. (a)(c)	106,250	6,933,875
Convergys Corp. (a)	250,000	2,612,500
Fidelity National Information Services, Inc.	470,000	12,751,100
		33,240,875
Semiconductors & Semiconductor Equipment - 1.9%
ARM Holdings PLC	3,500,000	21,774,158
ARM Holdings PLC sponsored ADR (c)	1,100,000	20,636,000
Avago Technologies Ltd. (a)	282,100	6,350,071
KLA-Tencor Corp.	100,000	3,523,000
		52,283,229
Software - 2.6%
Autodesk, Inc. (a)	350,000	11,189,500
BMC Software, Inc. (a)	277,200	11,221,056

	Shares	Value
ChinaCache International Holdings Ltd. sponsored ADR (a)	6,100	$ 84,790
Citrix Systems, Inc. (a)	246,900	16,848,456
CommVault Systems, Inc. (a)	90,000	2,342,700
Informatica Corp. (a)	13,558	520,763
Longtop Financial Technologies Ltd. ADR (a)	85,101	3,348,724
MICROS Systems, Inc. (a)	300,000	12,699,000
Solera Holdings, Inc.	265,000	11,702,400
Taleo Corp. Class A (a)	114,200	3,310,658
		73,268,047
TOTAL INFORMATION TECHNOLOGY		502,685,014
MATERIALS - 11.6%
Chemicals - 2.5%
Ashland, Inc.	155,000	7,559,350
CF Industries Holdings, Inc.	55,000	5,252,500
Dow Chemical Co.	109,100	2,995,886
Grasim Industries Ltd.	187	9,676
Huntsman Corp.	500,000	5,780,000
LyondellBasell Industries NV:
Class A (a)	568,836	13,595,180
Class B (a)	520,812	12,421,366
Neo Material Technologies, Inc. (a)	2,730,600	13,059,103
The Mosaic Co.	159,893	9,395,313
		70,068,374
Containers & Packaging - 0.5%
Boise, Inc. (a)	1,425,000	9,248,250
Owens-Illinois, Inc. (a)	220,000	6,173,200
		15,421,450
Metals & Mining - 8.5%
Agnico-Eagle Mines Ltd. (Canada)	363,500	25,846,926
Barrick Gold Corp.	877,300	40,549,808
Carpenter Technology Corp.	245,300	8,269,063
Compass Minerals International, Inc.	110,000	8,428,200
Endeavour Silver Corp. (a)	492,100	1,994,709
First Quantum Minerals Ltd.	70,000	5,324,423
Freeport-McMoRan Copper & Gold, Inc.	111,500	9,520,985
International Tower Hill Mines Ltd. (a)(d)	900,000	5,642,770
Kinross Gold Corp.	807,800	15,154,838
Newcrest Mining Ltd.	959,787	36,804,958
Newmont Mining Corp.	627,100	39,388,151
Noranda Income Fund Class A priority units (a)	376,000	1,831,115
Pan American Silver Corp.	453,607	13,422,234
Sabina Gold & Silver Corp. (a)	350,100	1,609,694
Silver Standard Resources, Inc. (a)	628,300	12,553,437
Silver Wheaton Corp. (a)	500,000	13,317,132
		239,658,443
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.1%
Acadian Timber Corp.	610,800	$ 3,669,253
TOTAL MATERIALS		328,817,520
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.7%
Global Crossing Ltd. (a)	106,861	1,374,232
Qwest Communications International, Inc.	2,203,000	13,812,810
Verizon Communications, Inc.	100,000	3,259,000
		18,446,042
Wireless Telecommunication Services - 0.5%
SOFTBANK CORP.	250,000	8,180,613
Sprint Nextel Corp. (a)	1,587,000	7,347,810
		15,528,423
TOTAL TELECOMMUNICATION SERVICES		33,974,465
UTILITIES - 0.2%
Multi-Utilities - 0.2%
CMS Energy Corp.	319,422	5,755,984
TOTAL COMMON STOCKS (Cost $2,495,747,987)		2,828,248,351
Convertible Bonds - 0.1%
	Principal Amount
FINANCIALS - 0.1%
Capital Markets - 0.1%
GLG Partners, Inc. 5% 5/15/14 (d)	$ 1,750,000
(Cost $1,750,000)		2,256,275
Money Market Funds - 1.1%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.26% (b)(e) (Cost $29,812,382)	29,812,382	$ 29,812,382
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $2,527,310,369)		2,860,317,008
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(33,183,724)
NET ASSETS - 100%		$ 2,827,133,284
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,779,677 or 0.7% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,005
Fidelity Securities Lending Cash Central Fund	518,789
Total	$ 543,794
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Hanger Orthopedic Group, Inc.	$ 25,174,938	$ 632,376	$ 12,381,402	$ -	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 457,174,294	$ 457,174,294	$ -	$ -
Consumer Staples	171,886,358	171,886,358	-	-
Energy	308,197,638	308,197,638	-	-
Financials	439,664,425	428,204,992	8,596,833	2,862,600
Health Care	164,331,227	164,331,227	-	-
Industrials	415,761,426	415,761,426	-	-
Information Technology	502,685,014	480,826,066	21,858,948	-
Materials	328,817,520	328,807,844	9,676	-
Telecommunication Services	33,974,465	25,793,852	8,180,613	-
Utilities	5,755,984	5,755,984	-	-
Corporate Bonds	2,256,275	-	2,256,275	-
Money Market Funds	29,812,382	29,812,382	-	-
Total Investments in Securities:	$ 2,860,317,008	$ 2,816,552,063	$ 40,902,345	$ 2,862,600
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(73,400)
Cost of Purchases	2,936,000
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,862,600
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2010	$ (73,400)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	73.4%
Canada	8.7%
Cayman Islands	5.1%
United Kingdom	1.8%
China	1.7%
Australia	1.3%
Sweden	1.0%
Others (Individually Less Than 1%)	7.0%
100.0%
Income Tax Information

At September 30, 2010, the Fund had a capital loss carryforward of approximately $1,046,788,322 of which $652,766,370 and $394,021,952 will expire on September 30, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2010

Assets
Investment in securities, at value (including securities loaned of $28,722,279) - See accompanying schedule: Unaffiliated issuers (cost $2,497,497,987)	$ 2,830,504,626
Fidelity Central Funds (cost $29,812,382)	29,812,382
Total Investments (cost $2,527,310,369)		$ 2,860,317,008
Foreign currency held at value (cost $35,505)		35,505
Receivable for investments sold		73,188,593
Receivable for fund shares sold		1,236,910
Dividends receivable		3,181,686
Interest receivable		32,813
Distributions receivable from Fidelity Central Funds		15,587
Other receivables		432,449
Total assets		2,938,440,551

Liabilities
Payable to custodian bank	$ 4,306
Payable for investments purchased	61,129,394
Payable for fund shares redeemed	3,179,406
Accrued management fee	1,298,559
Distribution and service plan fees payable	66,055
Notes payable to affiliates	15,449,000
Other affiliated payables	222,003
Other payables and accrued expenses	146,162
Collateral on securities loaned, at value	29,812,382
Total liabilities		111,307,267

Net Assets		$ 2,827,133,284
Net Assets consist of:
Paid in capital		$ 3,557,384,613
Undistributed net investment income		9,629,926
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,072,854,889)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		332,973,634
Net Assets		$ 2,827,133,284

Statement of Assets and Liabilities - continued

September 30, 2010

Class O: Net Asset Value, offering price and redemption price per share ($2,509,668,977 ÷ 264,138,762 shares)	$ 9.50

Class A: Net Asset Value and redemption price per share ($315,289,642 ÷ 34,052,158 shares)	$ 9.26

Maximum offering price per share (100/94.25 of $9.26)	$ 9.82
Class T: Net Asset Value and redemption price per share ($759,503 ÷ 82,986 shares)	$ 9.15

Maximum offering price per share (100/96.50 of $9.15)	$ 9.48
Class B: Net Asset Value and offering price per share ($367,862 ÷ 40,663 shares) A	$ 9.05

Class C: Net Asset Value and offering price per share ($903,603 ÷ 100,192 shares) A	$ 9.02

Institutional Class: Net Asset Value, offering price and redemption price per share ($143,697 ÷ 15,062 shares)	$ 9.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2010

Investment Income
Dividends		$ 31,771,089
Interest		147,101
Income from Fidelity Central Funds		543,794
Total income		32,461,984

Expenses
Management fee	$ 17,540,822
Transfer agent fees	539,931
Distribution and service plan fees	870,245
Accounting and security lending fees	955,796
Custodian fees and expenses	181,581
Independent trustees' compensation	19,033
Appreciation in deferred trustee compensation account	51
Registration fees	72,906
Audit	72,530
Legal	22,174
Interest	13,019
Miscellaneous	49,005
Total expenses before reductions	20,337,093
Expense reductions	(294,166)	20,042,927
Net investment income (loss)		12,419,057
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,940,929)	359,752,896
Other affiliated issuers	2,196,142
Foreign currency transactions	(325,548)
Capital gain distributions from Fidelity Central Funds	4,893
Total net realized gain (loss)		361,628,383
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,635,811)	(27,800,121)
Assets and liabilities in foreign currencies	(23,127)
Total change in net unrealized appreciation (depreciation)		(27,823,248)
Net gain (loss)		333,805,135
Net increase (decrease) in net assets resulting from operations		$ 346,224,192

Statement of Changes in Net Assets

	Year ended September 30, 2010	Year ended September 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,419,057	$ 39,967,942
Net realized gain (loss)	361,628,383	(1,310,140,438)
Change in net unrealized appreciation (depreciation)	(27,823,248)	879,878,800
Net increase (decrease) in net assets resulting from operations	346,224,192	(390,293,696)
Distributions to shareholders from net investment income	(26,780,437)	(37,208,511)
Distributions to shareholders from net realized gain	(1,958,207)	(2,613,165)
Total distributions	(28,738,644)	(39,821,676)
Share transactions - net increase (decrease)	(1,151,405,238)	(76,939,898)
Total increase (decrease) in net assets	(833,919,690)	(507,055,270)

Net Assets
Beginning of period	3,661,052,974	4,168,108,244
End of period (including undistributed net investment income of $9,629,926 and undistributed net investment income of $25,319,163, respectively)	$ 2,827,133,284	$ 3,661,052,974

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.61	$ 9.57	$ 14.37	$ 12.91	$ 11.91
Income from Investment Operations
Net investment income (loss) C	.04	.09	.08	.12	.14
Net realized and unrealized gain (loss)	.93	(.95)	(2.86)	2.25	1.18
Total from investment operations	.97	(.86)	(2.78)	2.37	1.32
Distributions from net investment income	(.07)	(.09)	(.11)	(.14)	(.13)
Distributions from net realized gain	(.01)	(.01)	(1.91)	(.77)	(.19)
Total distributions	(.08)	(.10) H	(2.02) G	(.91)	(.32)
Net asset value, end of period	$ 9.50	$ 8.61	$ 9.57	$ 14.37	$ 12.91
Total Return A,B	11.31%	(8.77)%	(22.45)%	19.44%	11.25%
Ratios to Average Net Assets D,F
Expenses before reductions	.61%	.61%	.59%	.60%	.61%
Expenses net of fee waivers, if any	.61%	.61%	.59%	.60%	.61%
Expenses net of all reductions	.60%	.60%	.58%	.59%	.57%
Net investment income (loss)	.44%	1.33%	.64%	.90%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,509,669	$ 3,278,390	$ 3,785,291	$ 5,352,895	$ 5,034,751
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.02 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.39	$ 9.32	$ 14.04	$ 12.64	$ 11.66
Income from Investment Operations
Net investment income (loss) D	.01	.06	.03	.07	.08
Net realized and unrealized gain (loss)	.90	(.93)	(2.78)	2.19	1.16
Total from investment operations	.91	(.87)	(2.75)	2.26	1.24
Distributions from net investment income	(.04)	(.05)	(.06)	(.09)	(.07)
Distributions from net realized gain	(.01)	(.01)	(1.91)	(.77)	(.19)
Total distributions	(.04) J	(.06) I	(1.97) H	(.86)	(.26)
Net asset value, end of period	$ 9.26	$ 8.39	$ 9.32	$ 14.04	$ 12.64
Total Return A,B,C	10.94%	(9.18)%	(22.73)%	18.90%	10.81%
Ratios to Average Net Assets E,G
Expenses before reductions	.98%	1.02%	.99%	.99%	1.06%
Expenses net of fee waivers, if any	.98%	1.02%	.99%	.99%	1.06%
Expenses net of all reductions	.97%	1.01%	.97%	.98%	1.02%
Net investment income (loss)	.07%	.92%	.25%	.51%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 315,290	$ 380,175	$ 379,162	$ 471,593	$ 372,010
Portfolio turnover rate F	62%	152%	283%	200%	184%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.97 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

J Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 9.22	$ 13.91	$ 12.57	$ 11.66
Income from Investment Operations
Net investment income (loss) C	(.04)	.03	(.02)	.01	.04
Net realized and unrealized gain (loss)	.90	(.93)	(2.76)	2.19	1.14
Total from investment operations	.86	(.90)	(2.78)	2.20	1.18
Distributions from net investment income	-	(.03)	(.01)	(.09)	(.08)
Distributions from net realized gain	-	(.01)	(1.91)	(.77)	(.19)
Total distributions	-	(.03) H	(1.91) G	(.86)	(.27)
Net asset value, end of period	$ 9.15	$ 8.29	$ 9.22	$ 13.91	$ 12.57
Total Return A,B	10.37%	(9.65)%	(23.06)%	18.49%	10.31%
Ratios to Average Net Assets D,F
Expenses before reductions	1.47%	1.48%	1.42%	1.43%	1.43%
Expenses net of fee waivers, if any	1.47%	1.48%	1.42%	1.43%	1.43%
Expenses net of all reductions	1.46%	1.47%	1.40%	1.42%	1.39%
Net investment income (loss)	(.43)%	.47%	(.18)%	.07%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 760	$ 978	$ 1,013	$ 1,063	$ 434
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.91 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.23	$ 9.15	$ 13.83	$ 12.51	$ 11.64
Income from Investment Operations C
Net investment income (loss)	(.08)	- H	(.08)	(.05)	(.03)
Net realized and unrealized gain (loss)	.90	(.92)	(2.74)	2.18	1.15
Total from investment operations	.82	(.92)	(2.82)	2.13	1.12
Distributions from net investment income	-	-	-	(.04)	(.06)
Distributions from net realized gain	-	-	(1.86)	(.77)	(.19)
Total distributions	-	-	(1.86) I	(.81)	(.25)
Net asset value, end of period	$ 9.05	$ 8.23	$ 9.15	$ 13.83	$ 12.51
Total Return A,B	9.96%	(10.05)%	(23.45)%	17.92%	9.74%
Ratios to Average Net Assets D,G
Expenses before reductions	1.92%	1.94%	1.90%	1.91%	1.95%
Expenses net of fee waivers, if any	1.92%	1.94%	1.90%	1.91%	1.95%
Expenses net of all reductions	1.91%	1.93%	1.88%	1.90%	1.91%
Net investment income (loss)	(.88)%	-% F	(.66)%	(.41)%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 368	$ 384	$ 399	$ 466	$ 284
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.86 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.21	$ 9.16	$ 13.85	$ 12.53	$ 11.64
Income from Investment Operations
Net investment income (loss) C	(.07)	- G	(.08)	(.05)	(.01)
Net realized and unrealized gain (loss)	.88	(.92)	(2.73)	2.18	1.15
Total from investment operations	.81	(.92)	(2.81)	2.13	1.14
Distributions from net investment income	-	(.02)	-	(.04)	(.06)
Distributions from net realized gain	-	(.01)	(1.88)	(.77)	(.19)
Total distributions	-	(.03) I	(1.88) H	(.81)	(.25)
Net asset value, end of period	$ 9.02	$ 8.21	$ 9.16	$ 13.85	$ 12.53
Total Return A,B	9.87%	(10.00)%	(23.39)%	17.87%	9.89%
Ratios to Average Net Assets D,F
Expenses before reductions	1.90%	1.93%	1.90%	1.91%	1.86%
Expenses net of fee waivers, if any	1.90%	1.93%	1.90%	1.91%	1.86%
Expenses net of all reductions	1.89%	1.92%	1.89%	1.90%	1.82%
Net investment income (loss)	(.85)%	.01%	(.66)%	(.41)%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 904	$ 1,042	$ 522	$ 458	$ 229
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.88 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

I Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.59	$ 9.55	$ 14.33	$ 12.90	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.02	.08	.06	.11	.12
Net realized and unrealized gain (loss)	.93	(.96)	(2.84)	2.23	1.17
Total from investment operations	.95	(.88)	(2.78)	2.34	1.29
Distributions from net investment income	-	(.07)	(.09)	(.14)	(.11)
Distributions from net realized gain	-	(.01)	(1.91)	(.77)	(.19)
Total distributions	-	(.08) G	(2.00) F	(.91)	(.30)
Net asset value, end of period	$ 9.54	$ 8.59	$ 9.55	$ 14.33	$ 12.90
Total Return A	11.06%	(8.99)%	(22.48)%	19.20%	11.04%
Ratios to Average Net Assets C,E
Expenses before reductions	.87%	.81%	.74%	.74%	.78%
Expenses net of fee waivers, if any	.87%	.81%	.74%	.74%	.78%
Expenses net of all reductions	.87%	.79%	.73%	.69%	.74%
Net investment income (loss)	.17%	1.14%	.50%	.80%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 144	$ 83	$ 1,720	$ 2,422	$ 114
Portfolio turnover rate D	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2010

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 470,425,667
Gross unrealized depreciation	(163,485,595)
Net unrealized appreciation (depreciation)	$ 306,940,072

Tax Cost	$ 2,553,376,936

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,707,022
Capital loss carryforward	$ (1,046,788,322)
Net unrealized appreciation (depreciation)	$ 306,907,068

The tax character of distributions paid was as follows:

	September 30, 2010	September 30, 2009
Ordinary Income	$ 28,738,644	$ 39,821,676

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,917,783,894 and $3,061,380,587, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 853,495	$ 11,473
Class T	.25%	.25%	3,890	20
Class B	.75%	.25%	3,665	2,751
Class C	.75%	.25%	9,195	965
			$ 870,245	$ 15,209

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,535
Class T	648
Class B*	868
Class C*	238
$ 4,289

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 112,643	.00*
Class A	420,224.12
Class T	2,862.37
Class B	1,166.32
Class C	2,709.29
Institutional Class	327.27
	$ 539,931

* Amount represents less than .01%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $70,022 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,287,179.41%		$ 7,445

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,262 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $518,789.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $12,850,160. The weighted average interest rate was .62%. The interest expense amounted to $5,574 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $294,166 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2010	2009
From net investment income
Class O	$ 25,105,317	$ 34,977,828
Class A	1,675,120	2,211,312
Class T	-	3,457
Class C	-	2,139
Institutional Class	-	13,775
Total	$ 26,780,437	$ 37,208,511

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows: - continued

Years ended September 30,	2010	2009
From net realized gain
Class O	$ 1,743,448	$ 2,360,189
Class A	214,759	250,450
Class T	-	798
Class C	-	611
Institutional Class	-	1,117
Total	$ 1,958,207	$ 2,613,165

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2010	2009	2010	2009
Class O
Shares sold	41,289,302	22,448,512	$ 373,895,608	$ 158,446,482
Reinvestment of distributions	2,773,030	5,071,181	24,264,054	34,282,205
Shares redeemed	(160,706,664)	(42,079,870)	(1,449,719,075)	(300,445,967)
Net increase (decrease)	(116,644,332)	(14,560,177)	$ (1,051,559,413)	$ (107,717,280)
Class A
Shares sold	11,028,541	8,258,131	$ 97,288,817	$ 56,859,926
Reinvestment of distributions	194,226	339,292	1,660,628	2,242,770
Shares redeemed	(22,480,213)	(3,959,271)	(198,261,888)	(27,548,432)
Net increase (decrease)	(11,257,446)	4,638,152	$ (99,312,443)	$ 31,554,264
Class T
Shares sold	16,924	68,566	$ 148,983	$ 478,855
Reinvestment of distributions	-	623	-	4,090
Shares redeemed	(51,916)	(61,121)	(452,162)	(411,093)
Net increase (decrease)	(34,992)	8,068	$ (303,179)	$ 71,852
Class B
Shares sold	8,327	23,061	$ 72,776	$ 153,649
Shares redeemed	(14,340)	(20,044)	(124,006)	(138,646)
Net increase (decrease)	(6,013)	3,017	$ (51,230)	$ 15,003
Class C
Shares sold	8,316	135,123	$ 73,022	$ 875,951
Reinvestment of distributions	-	401	-	2,612
Shares redeemed	(35,106)	(65,549)	(301,614)	(438,818)
Net increase (decrease)	(26,790)	69,975	$ (228,592)	$ 439,745
Institutional Class
Shares sold	7,602	38,032	$ 70,191	$ 258,986
Reinvestment of distributions	-	2,061	-	13,910
Shares redeemed	(2,193)	(210,626)	(20,572)	(1,576,378)
Net increase (decrease)	5,409	(170,533)	$ 49,619	$ (1,303,482)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 18, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Fidelity Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the third quartile for all the periods shown. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

DESIIN-UANN-1110
1.837885.104

Fidelity Destiny® Portfolios:
Fidelity AdvisorSM

Capital Development Fund -

Class O

Annual Report

September 30, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward C. Johnson 3d)

Dear Shareholder:

Equities staged a rally during the third quarter of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remained about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class O	11.31%	0.91%	-0.76%
$50/month 15-Year Plan A	-46.79%	-2.73%	-2.06%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect custodian fees and sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan, and 5.70% on each subsequent investment thereafter, and a Custodian Fee of up to $1.50 per investment. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity AdvisorSM Capital Development Fund - Class O on September 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite heightened volatility, major U.S. stock markets recorded double-digit gains for the year ending September 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks trended upward during the first half of the period amid indications the Great Recession was over. By April, however, lingering high unemployment and heightened concern about the European debt dilemma sent equities falling. Markets regrouped in July, boosted by strong second-quarter earnings, but see-sawed thereafter on mixed economic data. The 12-month period ended with a September surprise, as the large-cap proxy S&P 500® Index rose 8.92%, the largest gain in that month since 1939. For the full 12 months, the S&P 500® rose 10.16%, while the blue-chip-laden Dow Jones Industrial AverageSM added 14.12% and the technology-heavy Nasdaq Composite® Index gained 12.61%. Among market segments, seven of the 10 sectors in the S&P 500 outperformed the broad-market index, while only one group - financials - posted a loss. Stocks of mid- and small-sized companies also did well, with the Russell Midcap® Index gaining 17.54% and Russell 2000® Index adding 13.35%. Looking abroad, debt problems in several European countries held back the gains in developed markets, with the MSCI® EAFE® (Europe, Australasia, Far East) Index rising only 3.36%.

Comments from Harlan Carere, Portfolio Manager of Fidelity AdvisorSM Capital Development Fund: During the past year, the fund's Class O shares returned 11.31% (excluding sales charges), topping the S&P 500. Versus the index, stock picking in consumer discretionary and materials aided our results, as did solid picks in the financials sector and an overweighting in the strong-performing real estate segment. Individual contributors included Baidu.com, China's leading Internet search/advertising provider, Hong Kong-based shoe retailer/wholesaler Belle International Holdings and Ctrip.com International, a Chinese online travel firm. Commercial real estate holdings Jones Lang LaSalle, Hersha Hospitality Trust and CB Richard Ellis Group also helped. Underweighting energy major Exxon Mobil and timely ownership of commercial bank Citigroup contributed as well. Conversely, performance was hampered by weak picks in energy, where two Swiss-based offshore drillers, Noble and Transocean, fared poorly. I liquidated our position in Transocean by period end. That said, our largest relative detractor was 3W Power Holdings, a German SPAC, or special-purpose acquisition company. Underweighting computer/consumer electronics maker Apple, automaker Ford Motor and fast-food retailer McDonald's also detracted from results. Many of the stocks I've mentioned were out-of-index holdings.

Comments from Harlan Carere, Portfolio Manager of Fidelity AdvisorSM Capital Development Fund: During the past year, the fund's Class A shares returned 10.94% (excluding sales charges), topping the S&P 500. Versus the index, stock picking in consumer discretionary and materials aided our results, as did solid picks in the financials sector and an overweighting in the strong-performing real estate segment. Individual contributors included Baidu.com, China's leading Internet search/advertising provider, Hong Kong-based shoe retailer/wholesaler Belle International Holdings and Ctrip.com International, a Chinese online travel firm. Commercial real estate holdings Jones Lang LaSalle, Hersha Hospitality Trust and CB Richard Ellis Group also helped. Underweighting energy major Exxon Mobil and timely ownership of commercial bank Citigroup contributed as well. Conversely, performance was hampered by weak picks in energy, where two Swiss-based offshore drillers, Noble and Transocean, fared poorly. I liquidated our position in Transocean by period end. That said, our largest relative detractor was 3W Power Holdings, a German SPAC, or special-purpose acquisition company. Underweighting computer/consumer electronics maker Apple, automaker Ford Motor and fast-food retailer McDonald's also detracted from results. Many of the stocks I've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period* April 1, 2010 to September 30, 2010
Class O	.61%
Actual		$ 1,000.00	$ 1,000.00	$ 3.06
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09
Class A	.96%
Actual		$ 1,000.00	$ 998.90	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.26	$ 4.86
Class T	1.45%
Actual		$ 1,000.00	$ 995.60	$ 7.25
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.33
Class B	1.90%
Actual		$ 1,000.00	$ 994.50	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.90%
Actual		$ 1,000.00	$ 994.50	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Institutional Class	.87%
Actual		$ 1,000.00	$ 999.00	$ 4.36
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.0	1.0
Exxon Mobil Corp.	2.1	0.0
JPMorgan Chase & Co.	1.8	2.1
Hewlett-Packard Co.	1.7	1.7
Wells Fargo & Co.	1.6	2.1
ARM Holdings PLC	1.6	0.0
Barrick Gold Corp.	1.4	1.0
Newmont Mining Corp.	1.4	0.8
Chevron Corp.	1.3	1.1
Newcrest Mining Ltd.	1.3	0.8
	17.2
Top Five Market Sectors as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.8	15.0
Consumer Discretionary	16.2	12.8
Financials	15.6	20.6
Industrials	14.7	8.8
Materials	11.6	11.7
Asset Allocation (% of fund's net assets)
As of September 30, 2010*		As of March 31, 2010**
	Stocks 100.0%		Stocks 99.6%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets † (0.1)%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	26.6%	** Foreign investments	26.3%
† Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments September 30, 2010

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CONSUMER DISCRETIONARY - 16.2%
Auto Components - 0.4%
TRW Automotive Holdings Corp. (a)	280,200	$ 11,645,112
Automobiles - 0.3%
Ford Motor Co. (a)	778,500	9,528,840
Diversified Consumer Services - 0.6%
DeVry, Inc.	200,000	9,842,000
Steiner Leisure Ltd. (a)	136,050	5,183,505
Stewart Enterprises, Inc. Class A	425,300	2,292,367
		17,317,872
Hotels, Restaurants & Leisure - 2.5%
Ctrip.com International Ltd. sponsored ADR (a)	648,816	30,980,964
McDonald's Corp.	100,000	7,451,000
O'Charleys, Inc. (a)	100,000	719,000
Rick's Cabaret International, Inc. (a)	100,000	728,000
Starwood Hotels & Resorts Worldwide, Inc.	120,000	6,306,000
Wyndham Worldwide Corp.	854,390	23,470,093
		69,655,057
Household Durables - 0.2%
La-Z-Boy, Inc. (a)(c)	400,000	3,376,000
PulteGroup, Inc. (a)	180,500	1,581,180
		4,957,180
Internet & Catalog Retail - 1.0%
1-800-FLOWERS.com, Inc. Class A (a)	1,000,000	1,890,000
Amazon.com, Inc. (a)	175,100	27,501,206
		29,391,206
Leisure Equipment & Products - 0.6%
Hasbro, Inc.	358,600	15,961,286
Media - 2.4%
Antena 3 Television SA	400,000	3,299,428
DIRECTV (a)	100,000	4,163,000
Kabel Deutschland Holding AG	382,123	15,160,707
Omnicom Group, Inc.	100,000	3,948,000
The Walt Disney Co.	450,000	14,899,500
Viacom, Inc. Class B (non-vtg.)	254,600	9,213,974
Virgin Media, Inc.	751,566	17,301,049
		67,985,658
Multiline Retail - 1.2%
Dollarama, Inc.	100,000	2,629,405
Dollarama, Inc. (d)	381,000	10,018,032
Macy's, Inc.	500,000	11,545,000
Maoye International Holdings Ltd.	10,648,000	4,981,601
Target Corp.	100,000	5,344,000
		34,518,038
Specialty Retail - 3.3%
Ace Hardware Indonesia Tbk PT	488,000	110,723
Belle International Holdings Ltd.	12,528,000	25,156,108
Guess?, Inc.	200,000	8,126,000
Gymboree Corp. (a)(c)	230,000	9,554,200

	Shares	Value
Hengdeli Holdings Ltd.	9,362,000	$ 4,331,690
Ross Stores, Inc.	367,485	20,072,031
TJX Companies, Inc.	564,000	25,171,320
		92,522,072
Textiles, Apparel & Luxury Goods - 3.7%
Anta Sports Products Ltd.	1,915,000	4,437,647
Iconix Brand Group, Inc. (a)	499,081	8,733,918
Phillips-Van Heusen Corp.	336,900	20,267,904
Polo Ralph Lauren Corp. Class A	209,500	18,825,670
Steven Madden Ltd. (a)	248,602	10,207,598
VF Corp.	134,753	10,917,688
Warnaco Group, Inc. (a)	447,698	22,890,799
Yue Yuen Industrial (Holdings) Ltd.	2,000,000	7,410,749
		103,691,973
TOTAL CONSUMER DISCRETIONARY		457,174,294
CONSUMER STAPLES - 6.1%
Beverages - 1.8%
Anheuser-Busch InBev SA NV	450,766	26,518,884
Anheuser-Busch InBev SA NV (strip VVPR) (a)	160,000	654
Constellation Brands, Inc. Class A (sub. vtg.) (a)	755,000	13,355,950
Dr Pepper Snapple Group, Inc.	302,400	10,741,248
		50,616,736
Food & Staples Retailing - 0.4%
Drogasil SA	185,500	4,731,556
Wal-Mart Stores, Inc.	121,500	6,502,680
		11,234,236
Food Products - 2.1%
Alliance Grain Traders, Inc. (c)	584,000	16,695,446
BioExx Specialty Proteins Ltd. (a)	1,000,000	2,527,339
Chiquita Brands International, Inc. (a)	100,238	1,327,151
Danone	54,700	3,272,109
Diamond Foods, Inc. (c)	199,300	8,169,307
Dole Food Co., Inc. (c)	318,100	2,910,615
Fresh Del Monte Produce, Inc. (a)	574,545	12,467,627
Ralcorp Holdings, Inc. (a)	147,601	8,631,706
TreeHouse Foods, Inc. (a)	74,000	3,411,400
		59,412,700
Household Products - 0.3%
Procter & Gamble Co.	150,000	8,995,500
Personal Products - 1.5%
Herbalife Ltd.	448,530	27,068,786
Nu Skin Enterprises, Inc. Class A	505,500	14,558,400
		41,627,186
TOTAL CONSUMER STAPLES		171,886,358
Common Stocks - continued
	Shares	Value
ENERGY - 10.9%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	128,834	$ 5,488,328
Nabors Industries Ltd. (a)	475,900	8,594,754
Noble Corp.	505,500	17,080,845
Patterson-UTI Energy, Inc.	220,500	3,766,140
Schlumberger Ltd.	40,000	2,464,400
		37,394,467
Oil, Gas & Consumable Fuels - 9.6%
Anadarko Petroleum Corp.	136,400	7,781,620
Apache Corp.	160,800	15,719,808
Chevron Corp.	471,400	38,206,970
Cimarex Energy Co.	62,455	4,133,272
ConocoPhillips	141,600	8,132,088
Exxon Mobil Corp.	952,409	58,849,352
Falkland Oil & Gas Ltd. (a)(c)	1,507,598	3,078,869
International Coal Group, Inc. (a)	1,716,700	9,132,844
Marathon Oil Corp.	1,080,900	35,777,790
Massey Energy Co.	302,000	9,368,040
Occidental Petroleum Corp.	330,500	25,878,150
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	374,600	12,294,372
Range Resources Corp.	50,000	1,906,500
SemGroup Corp. Class A (a)	330,000	7,672,500
Southern Union Co.	351,800	8,464,308
Southwestern Energy Co. (a)	316,500	10,583,760
Suncor Energy, Inc.	312,400	10,172,928
Sunoco, Inc.	100,000	3,650,000
		270,803,171
TOTAL ENERGY		308,197,638
FINANCIALS - 15.5%
Capital Markets - 1.3%
3W Power Holdings SA (a)	1,155,600	6,207,647
3W Power Holdings SA warrants 9/1/12 (a)	1,105,000	301,311
Ameriprise Financial, Inc.	250,000	11,832,500
Evercore Partners, Inc. Class A	80,800	2,311,688
GLG Partners, Inc. warrants 12/28/11 (a)	4,170,200	526,696
Janus Capital Group, Inc.	589,077	6,450,393
Jefferies Group, Inc. (c)	400,000	9,076,000
		36,706,235
Commercial Banks - 3.2%
HDFC Bank Ltd.	84,785	4,722,886
Huntington Bancshares, Inc.	1,197,600	6,790,392
Oriental Financial Group, Inc.	114,618	1,524,419
PNC Financial Services Group, Inc.	81,400	4,225,474
Regions Financial Corp.	1,570,300	11,416,081
SunTrust Banks, Inc.	440,000	11,365,200

	Shares	Value
SVB Financial Group (a)	170,000	$ 7,194,400
Wells Fargo & Co.	1,769,050	44,456,227
		91,695,079
Consumer Finance - 0.3%
Capital One Financial Corp.	100,000	3,955,000
Cardtronics, Inc. (a)	240,500	3,710,915
		7,665,915
Diversified Financial Services - 4.1%
Bank of America Corp.	1,154,200	15,131,562
Citigroup, Inc. (a)	8,395,000	32,740,500
JPMorgan Chase & Co.	1,361,100	51,817,077
Moody's Corp.	200,000	4,996,000
NBH Holdings Corp. Class A (a)(d)	146,800	2,862,600
PICO Holdings, Inc. (a)	268,989	8,032,012
		115,579,751
Insurance - 3.6%
Alterra Capital Holdings Ltd.	191,736	3,819,381
Berkshire Hathaway, Inc. Class A (a)	66	8,217,000
Genworth Financial, Inc. Class A (a)	1,000,000	12,220,000
Lincoln National Corp.	383,400	9,170,928
Loews Corp.	253,700	9,615,230
MetLife, Inc.	470,000	18,071,500
Phoenix Group Holdings	2,622,677	28,222,647
Phoenix Group Holdings (Reg. S)	450,000	3,873,947
Platinum Underwriters Holdings Ltd.	98,167	4,272,228
Protective Life Corp.	146,200	3,181,312
Unum Group	73,300	1,623,595
		102,287,768
Real Estate Investment Trusts - 1.2%
CBL & Associates Properties, Inc.	1,044,258	13,638,009
Hersha Hospitality Trust	1,668,686	8,643,793
Sunstone Hotel Investors, Inc. (a)	445,000	4,036,150
Vornado Realty Trust	100,362	8,583,962
		34,901,914
Real Estate Management & Development - 1.8%
CB Richard Ellis Group, Inc. Class A (a)	1,057,400	19,329,272
Iguatemi Empresa de Shopping Centers SA	344,300	7,688,381
Jones Lang LaSalle, Inc.	245,700	21,196,539
Unite Group PLC (a)	756,222	2,613,571
		50,827,763
TOTAL FINANCIALS		439,664,425
HEALTH CARE - 5.8%
Biotechnology - 0.7%
Alexion Pharmaceuticals, Inc. (a)	57,556	3,704,304
Amgen, Inc. (a)	200,000	11,022,000
AVEO Pharmaceuticals, Inc.	66,400	739,696
ImmunoGen, Inc. (a)	99,600	624,492
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Micromet, Inc. (a)	394,692	$ 2,652,330
ZIOPHARM Oncology, Inc. (a)	300,000	1,125,000
		19,867,822
Health Care Equipment & Supplies - 1.3%
C. R. Bard, Inc.	135,000	10,993,050
Cooper Companies, Inc.	280,000	12,941,600
Covidien PLC	150,600	6,052,614
Hospira, Inc. (a)	54,300	3,095,643
Symmetry Medical, Inc. (a)	250,000	2,410,000
		35,492,907
Health Care Providers & Services - 2.0%
Emergency Medical Services Corp. Class A (a)	107,300	5,713,725
Express Scripts, Inc. (a)	378,072	18,412,106
Hanger Orthopedic Group, Inc. (a)	1,122,172	16,316,381
Humana, Inc. (a)	37,000	1,858,880
Medco Health Solutions, Inc. (a)	245,600	12,785,936
UnitedHealth Group, Inc.	80,900	2,840,399
		57,927,427
Life Sciences Tools & Services - 0.2%
Life Technologies Corp. (a)	120,000	5,602,800
Pharmaceuticals - 1.6%
Allergan, Inc.	206,200	13,718,486
GlaxoSmithKline PLC sponsored ADR	100,000	3,952,000
Pfizer, Inc.	200,000	3,434,000
PT Kalbe Farma Tbk	5,000,000	1,428,574
Shire PLC sponsored ADR	60,000	4,036,800
Valeant Pharmaceuticals International, Inc.	748,090	18,870,411
		45,440,271
TOTAL HEALTH CARE		164,331,227
INDUSTRIALS - 14.7%
Aerospace & Defense - 4.6%
Esterline Technologies Corp. (a)	325,000	18,599,750
Goodrich Corp.	105,000	7,741,650
Honeywell International, Inc.	599,567	26,344,974
Precision Castparts Corp.	140,700	17,918,145
Raytheon Co.	186,137	8,508,322
The Boeing Co.	320,000	21,292,800
United Technologies Corp.	415,200	29,574,696
		129,980,337
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	200,000	13,338,000

	Shares	Value
Building Products - 0.4%
Armstrong World Industries, Inc. (a)	100,000	$ 4,151,000
Owens Corning (a)	266,900	6,840,647
		10,991,647
Commercial Services & Supplies - 0.4%
Republic Services, Inc.	100,000	3,049,000
United Stationers, Inc. (a)	180,700	9,669,257
		12,718,257
Construction & Engineering - 0.9%
Fluor Corp.	286,400	14,185,392
Furmanite Corp. (a)	1,000,000	4,880,000
Jacobs Engineering Group, Inc. (a)	103,500	4,005,450
Orion Marine Group, Inc. (a)	179,300	2,225,113
		25,295,955
Electrical Equipment - 0.4%
Deswell Industries, Inc.	14,000	41,020
Fushi Copperweld, Inc. (a)	203,500	1,768,415
Regal-Beloit Corp.	172,667	10,133,826
		11,943,261
Industrial Conglomerates - 1.2%
3M Co.	130,000	11,272,300
Carlisle Companies, Inc.	310,000	9,284,500
General Electric Co.	200,000	3,250,000
Textron, Inc.	489,000	10,053,840
		33,860,640
Machinery - 2.4%
Bucyrus International, Inc. Class A	279,500	19,383,325
Caterpillar, Inc.	269,500	21,204,260
Commercial Vehicle Group, Inc. (a)	383,176	3,900,732
Cummins, Inc.	30,000	2,717,400
Hardinge, Inc.	533,240	4,084,618
Ingersoll-Rand Co. Ltd.	230,000	8,213,300
Navistar International Corp. (a)	39,410	1,719,852
Pall Corp.	100,000	4,164,000
Wabash National Corp. (a)	270,000	2,184,300
		67,571,787
Marine - 0.0%
Navios Maritime Acquisition Corp. (a)	11,800	64,782
Road & Rail - 2.9%
Arkansas Best Corp.	200,000	4,846,000
CSX Corp.	383,400	21,209,688
Norfolk Southern Corp.	488,900	29,094,439
Union Pacific Corp.	317,600	25,979,680
		81,129,807
Trading Companies & Distributors - 1.0%
Finning International, Inc.	500,000	11,625,759
Interline Brands, Inc. (a)	335,008	6,043,544
WESCO International, Inc. (a)	285,000	11,197,650
		28,866,953
TOTAL INDUSTRIALS		415,761,426
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 2.4%
Cisco Systems, Inc. (a)	1,460,300	$ 31,980,570
DG FastChannel, Inc. (a)	300,000	6,525,000
DragonWave, Inc. (a)(c)	258,600	1,824,968
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	2,502,200	27,449,134
		67,779,672
Computers & Peripherals - 4.9%
Apple, Inc. (a)	299,300	84,926,379
Hewlett-Packard Co.	1,158,300	48,729,681
Isilon Systems, Inc. (a)	99,200	2,210,176
SanDisk Corp. (a)	100,000	3,665,000
		139,531,236
Electronic Equipment & Components - 1.0%
Corning, Inc.	600,000	10,968,000
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,240,000	8,435,897
Jabil Circuit, Inc.	200,000	2,882,000
SYNNEX Corp. (a)	162,900	4,584,006
Vishay Precision Group, Inc. (a)	100,000	1,561,000
		28,430,903
Internet Software & Services - 3.8%
Akamai Technologies, Inc. (a)	47,400	2,378,532
Baidu.com, Inc. sponsored ADR (a)	267,500	27,450,850
eBay, Inc. (a)	320,000	7,808,000
Equinix, Inc. (a)	7,500	767,625
Google, Inc. Class A (a)	50,000	26,289,500
Open Text Corp. (a)	301,600	14,233,468
Rackspace Hosting, Inc. (a)	250,000	6,495,000
Sina Corp. (a)	205,000	10,368,900
Support.com, Inc. (a)	600,000	2,748,000
Tencent Holdings Ltd.	439,700	9,611,177
		108,151,052
IT Services - 1.2%
Acxiom Corp. (a)	690,000	10,943,400
Alliance Data Systems Corp. (a)(c)	106,250	6,933,875
Convergys Corp. (a)	250,000	2,612,500
Fidelity National Information Services, Inc.	470,000	12,751,100
		33,240,875
Semiconductors & Semiconductor Equipment - 1.9%
ARM Holdings PLC	3,500,000	21,774,158
ARM Holdings PLC sponsored ADR (c)	1,100,000	20,636,000
Avago Technologies Ltd. (a)	282,100	6,350,071
KLA-Tencor Corp.	100,000	3,523,000
		52,283,229
Software - 2.6%
Autodesk, Inc. (a)	350,000	11,189,500
BMC Software, Inc. (a)	277,200	11,221,056

	Shares	Value
ChinaCache International Holdings Ltd. sponsored ADR (a)	6,100	$ 84,790
Citrix Systems, Inc. (a)	246,900	16,848,456
CommVault Systems, Inc. (a)	90,000	2,342,700
Informatica Corp. (a)	13,558	520,763
Longtop Financial Technologies Ltd. ADR (a)	85,101	3,348,724
MICROS Systems, Inc. (a)	300,000	12,699,000
Solera Holdings, Inc.	265,000	11,702,400
Taleo Corp. Class A (a)	114,200	3,310,658
		73,268,047
TOTAL INFORMATION TECHNOLOGY		502,685,014
MATERIALS - 11.6%
Chemicals - 2.5%
Ashland, Inc.	155,000	7,559,350
CF Industries Holdings, Inc.	55,000	5,252,500
Dow Chemical Co.	109,100	2,995,886
Grasim Industries Ltd.	187	9,676
Huntsman Corp.	500,000	5,780,000
LyondellBasell Industries NV:
Class A (a)	568,836	13,595,180
Class B (a)	520,812	12,421,366
Neo Material Technologies, Inc. (a)	2,730,600	13,059,103
The Mosaic Co.	159,893	9,395,313
		70,068,374
Containers & Packaging - 0.5%
Boise, Inc. (a)	1,425,000	9,248,250
Owens-Illinois, Inc. (a)	220,000	6,173,200
		15,421,450
Metals & Mining - 8.5%
Agnico-Eagle Mines Ltd. (Canada)	363,500	25,846,926
Barrick Gold Corp.	877,300	40,549,808
Carpenter Technology Corp.	245,300	8,269,063
Compass Minerals International, Inc.	110,000	8,428,200
Endeavour Silver Corp. (a)	492,100	1,994,709
First Quantum Minerals Ltd.	70,000	5,324,423
Freeport-McMoRan Copper & Gold, Inc.	111,500	9,520,985
International Tower Hill Mines Ltd. (a)(d)	900,000	5,642,770
Kinross Gold Corp.	807,800	15,154,838
Newcrest Mining Ltd.	959,787	36,804,958
Newmont Mining Corp.	627,100	39,388,151
Noranda Income Fund Class A priority units (a)	376,000	1,831,115
Pan American Silver Corp.	453,607	13,422,234
Sabina Gold & Silver Corp. (a)	350,100	1,609,694
Silver Standard Resources, Inc. (a)	628,300	12,553,437
Silver Wheaton Corp. (a)	500,000	13,317,132
		239,658,443
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.1%
Acadian Timber Corp.	610,800	$ 3,669,253
TOTAL MATERIALS		328,817,520
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.7%
Global Crossing Ltd. (a)	106,861	1,374,232
Qwest Communications International, Inc.	2,203,000	13,812,810
Verizon Communications, Inc.	100,000	3,259,000
		18,446,042
Wireless Telecommunication Services - 0.5%
SOFTBANK CORP.	250,000	8,180,613
Sprint Nextel Corp. (a)	1,587,000	7,347,810
		15,528,423
TOTAL TELECOMMUNICATION SERVICES		33,974,465
UTILITIES - 0.2%
Multi-Utilities - 0.2%
CMS Energy Corp.	319,422	5,755,984
TOTAL COMMON STOCKS (Cost $2,495,747,987)		2,828,248,351
Convertible Bonds - 0.1%
	Principal Amount
FINANCIALS - 0.1%
Capital Markets - 0.1%
GLG Partners, Inc. 5% 5/15/14 (d)	$ 1,750,000
(Cost $1,750,000)		2,256,275
Money Market Funds - 1.1%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.26% (b)(e) (Cost $29,812,382)	29,812,382	$ 29,812,382
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $2,527,310,369)		2,860,317,008
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(33,183,724)
NET ASSETS - 100%		$ 2,827,133,284
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,779,677 or 0.7% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,005
Fidelity Securities Lending Cash Central Fund	518,789
Total	$ 543,794
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Hanger Orthopedic Group, Inc.	$ 25,174,938	$ 632,376	$ 12,381,402	$ -	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 457,174,294	$ 457,174,294	$ -	$ -
Consumer Staples	171,886,358	171,886,358	-	-
Energy	308,197,638	308,197,638	-	-
Financials	439,664,425	428,204,992	8,596,833	2,862,600
Health Care	164,331,227	164,331,227	-	-
Industrials	415,761,426	415,761,426	-	-
Information Technology	502,685,014	480,826,066	21,858,948	-
Materials	328,817,520	328,807,844	9,676	-
Telecommunication Services	33,974,465	25,793,852	8,180,613	-
Utilities	5,755,984	5,755,984	-	-
Corporate Bonds	2,256,275	-	2,256,275	-
Money Market Funds	29,812,382	29,812,382	-	-
Total Investments in Securities:	$ 2,860,317,008	$ 2,816,552,063	$ 40,902,345	$ 2,862,600
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(73,400)
Cost of Purchases	2,936,000
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,862,600
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2010	$ (73,400)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	73.4%
Canada	8.7%
Cayman Islands	5.1%
United Kingdom	1.8%
China	1.7%
Australia	1.3%
Sweden	1.0%
Others (Individually Less Than 1%)	7.0%
100.0%
Income Tax Information

At September 30, 2010, the Fund had a capital loss carryforward of approximately $1,046,788,322 of which $652,766,370 and $394,021,952 will expire on September 30, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2010

Assets
Investment in securities, at value (including securities loaned of $28,722,279) - See accompanying schedule: Unaffiliated issuers (cost $2,497,497,987)	$ 2,830,504,626
Fidelity Central Funds (cost $29,812,382)	29,812,382
Total Investments (cost $2,527,310,369)		$ 2,860,317,008
Foreign currency held at value (cost $35,505)		35,505
Receivable for investments sold		73,188,593
Receivable for fund shares sold		1,236,910
Dividends receivable		3,181,686
Interest receivable		32,813
Distributions receivable from Fidelity Central Funds		15,587
Other receivables		432,449
Total assets		2,938,440,551

Liabilities
Payable to custodian bank	$ 4,306
Payable for investments purchased	61,129,394
Payable for fund shares redeemed	3,179,406
Accrued management fee	1,298,559
Distribution and service plan fees payable	66,055
Notes payable to affiliates	15,449,000
Other affiliated payables	222,003
Other payables and accrued expenses	146,162
Collateral on securities loaned, at value	29,812,382
Total liabilities		111,307,267

Net Assets		$ 2,827,133,284
Net Assets consist of:
Paid in capital		$ 3,557,384,613
Undistributed net investment income		9,629,926
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,072,854,889)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		332,973,634
Net Assets		$ 2,827,133,284

Statement of Assets and Liabilities - continued

September 30, 2010

Class O: Net Asset Value, offering price and redemption price per share ($2,509,668,977 ÷ 264,138,762 shares)	$ 9.50

Class A: Net Asset Value and redemption price per share ($315,289,642 ÷ 34,052,158 shares)	$ 9.26

Maximum offering price per share (100/94.25 of $9.26)	$ 9.82
Class T: Net Asset Value and redemption price per share ($759,503 ÷ 82,986 shares)	$ 9.15

Maximum offering price per share (100/96.50 of $9.15)	$ 9.48
Class B: Net Asset Value and offering price per share ($367,862 ÷ 40,663 shares) A	$ 9.05

Class C: Net Asset Value and offering price per share ($903,603 ÷ 100,192 shares) A	$ 9.02

Institutional Class: Net Asset Value, offering price and redemption price per share ($143,697 ÷ 15,062 shares)	$ 9.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2010

Investment Income
Dividends		$ 31,771,089
Interest		147,101
Income from Fidelity Central Funds		543,794
Total income		32,461,984

Expenses
Management fee	$ 17,540,822
Transfer agent fees	539,931
Distribution and service plan fees	870,245
Accounting and security lending fees	955,796
Custodian fees and expenses	181,581
Independent trustees' compensation	19,033
Appreciation in deferred trustee compensation account	51
Registration fees	72,906
Audit	72,530
Legal	22,174
Interest	13,019
Miscellaneous	49,005
Total expenses before reductions	20,337,093
Expense reductions	(294,166)	20,042,927
Net investment income (loss)		12,419,057
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,940,929)	359,752,896
Other affiliated issuers	2,196,142
Foreign currency transactions	(325,548)
Capital gain distributions from Fidelity Central Funds	4,893
Total net realized gain (loss)		361,628,383
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,635,811)	(27,800,121)
Assets and liabilities in foreign currencies	(23,127)
Total change in net unrealized appreciation (depreciation)		(27,823,248)
Net gain (loss)		333,805,135
Net increase (decrease) in net assets resulting from operations		$ 346,224,192

Statement of Changes in Net Assets

	Year ended September 30, 2010	Year ended September 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,419,057	$ 39,967,942
Net realized gain (loss)	361,628,383	(1,310,140,438)
Change in net unrealized appreciation (depreciation)	(27,823,248)	879,878,800
Net increase (decrease) in net assets resulting from operations	346,224,192	(390,293,696)
Distributions to shareholders from net investment income	(26,780,437)	(37,208,511)
Distributions to shareholders from net realized gain	(1,958,207)	(2,613,165)
Total distributions	(28,738,644)	(39,821,676)
Share transactions - net increase (decrease)	(1,151,405,238)	(76,939,898)
Total increase (decrease) in net assets	(833,919,690)	(507,055,270)

Net Assets
Beginning of period	3,661,052,974	4,168,108,244
End of period (including undistributed net investment income of $9,629,926 and undistributed net investment income of $25,319,163, respectively)	$ 2,827,133,284	$ 3,661,052,974

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.61	$ 9.57	$ 14.37	$ 12.91	$ 11.91
Income from Investment Operations
Net investment income (loss) C	.04	.09	.08	.12	.14
Net realized and unrealized gain (loss)	.93	(.95)	(2.86)	2.25	1.18
Total from investment operations	.97	(.86)	(2.78)	2.37	1.32
Distributions from net investment income	(.07)	(.09)	(.11)	(.14)	(.13)
Distributions from net realized gain	(.01)	(.01)	(1.91)	(.77)	(.19)
Total distributions	(.08)	(.10) H	(2.02) G	(.91)	(.32)
Net asset value, end of period	$ 9.50	$ 8.61	$ 9.57	$ 14.37	$ 12.91
Total Return A,B	11.31%	(8.77)%	(22.45)%	19.44%	11.25%
Ratios to Average Net Assets D,F
Expenses before reductions	.61%	.61%	.59%	.60%	.61%
Expenses net of fee waivers, if any	.61%	.61%	.59%	.60%	.61%
Expenses net of all reductions	.60%	.60%	.58%	.59%	.57%
Net investment income (loss)	.44%	1.33%	.64%	.90%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,509,669	$ 3,278,390	$ 3,785,291	$ 5,352,895	$ 5,034,751
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.02 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.39	$ 9.32	$ 14.04	$ 12.64	$ 11.66
Income from Investment Operations
Net investment income (loss) D	.01	.06	.03	.07	.08
Net realized and unrealized gain (loss)	.90	(.93)	(2.78)	2.19	1.16
Total from investment operations	.91	(.87)	(2.75)	2.26	1.24
Distributions from net investment income	(.04)	(.05)	(.06)	(.09)	(.07)
Distributions from net realized gain	(.01)	(.01)	(1.91)	(.77)	(.19)
Total distributions	(.04) J	(.06) I	(1.97) H	(.86)	(.26)
Net asset value, end of period	$ 9.26	$ 8.39	$ 9.32	$ 14.04	$ 12.64
Total Return A,B,C	10.94%	(9.18)%	(22.73)%	18.90%	10.81%
Ratios to Average Net Assets E,G
Expenses before reductions	.98%	1.02%	.99%	.99%	1.06%
Expenses net of fee waivers, if any	.98%	1.02%	.99%	.99%	1.06%
Expenses net of all reductions	.97%	1.01%	.97%	.98%	1.02%
Net investment income (loss)	.07%	.92%	.25%	.51%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 315,290	$ 380,175	$ 379,162	$ 471,593	$ 372,010
Portfolio turnover rate F	62%	152%	283%	200%	184%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.97 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

J Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 9.22	$ 13.91	$ 12.57	$ 11.66
Income from Investment Operations
Net investment income (loss) C	(.04)	.03	(.02)	.01	.04
Net realized and unrealized gain (loss)	.90	(.93)	(2.76)	2.19	1.14
Total from investment operations	.86	(.90)	(2.78)	2.20	1.18
Distributions from net investment income	-	(.03)	(.01)	(.09)	(.08)
Distributions from net realized gain	-	(.01)	(1.91)	(.77)	(.19)
Total distributions	-	(.03) H	(1.91) G	(.86)	(.27)
Net asset value, end of period	$ 9.15	$ 8.29	$ 9.22	$ 13.91	$ 12.57
Total Return A,B	10.37%	(9.65)%	(23.06)%	18.49%	10.31%
Ratios to Average Net Assets D,F
Expenses before reductions	1.47%	1.48%	1.42%	1.43%	1.43%
Expenses net of fee waivers, if any	1.47%	1.48%	1.42%	1.43%	1.43%
Expenses net of all reductions	1.46%	1.47%	1.40%	1.42%	1.39%
Net investment income (loss)	(.43)%	.47%	(.18)%	.07%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 760	$ 978	$ 1,013	$ 1,063	$ 434
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.91 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.23	$ 9.15	$ 13.83	$ 12.51	$ 11.64
Income from Investment Operations C
Net investment income (loss)	(.08)	- H	(.08)	(.05)	(.03)
Net realized and unrealized gain (loss)	.90	(.92)	(2.74)	2.18	1.15
Total from investment operations	.82	(.92)	(2.82)	2.13	1.12
Distributions from net investment income	-	-	-	(.04)	(.06)
Distributions from net realized gain	-	-	(1.86)	(.77)	(.19)
Total distributions	-	-	(1.86) I	(.81)	(.25)
Net asset value, end of period	$ 9.05	$ 8.23	$ 9.15	$ 13.83	$ 12.51
Total Return A,B	9.96%	(10.05)%	(23.45)%	17.92%	9.74%
Ratios to Average Net Assets D,G
Expenses before reductions	1.92%	1.94%	1.90%	1.91%	1.95%
Expenses net of fee waivers, if any	1.92%	1.94%	1.90%	1.91%	1.95%
Expenses net of all reductions	1.91%	1.93%	1.88%	1.90%	1.91%
Net investment income (loss)	(.88)%	-% F	(.66)%	(.41)%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 368	$ 384	$ 399	$ 466	$ 284
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.86 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.21	$ 9.16	$ 13.85	$ 12.53	$ 11.64
Income from Investment Operations
Net investment income (loss) C	(.07)	- G	(.08)	(.05)	(.01)
Net realized and unrealized gain (loss)	.88	(.92)	(2.73)	2.18	1.15
Total from investment operations	.81	(.92)	(2.81)	2.13	1.14
Distributions from net investment income	-	(.02)	-	(.04)	(.06)
Distributions from net realized gain	-	(.01)	(1.88)	(.77)	(.19)
Total distributions	-	(.03) I	(1.88) H	(.81)	(.25)
Net asset value, end of period	$ 9.02	$ 8.21	$ 9.16	$ 13.85	$ 12.53
Total Return A,B	9.87%	(10.00)%	(23.39)%	17.87%	9.89%
Ratios to Average Net Assets D,F
Expenses before reductions	1.90%	1.93%	1.90%	1.91%	1.86%
Expenses net of fee waivers, if any	1.90%	1.93%	1.90%	1.91%	1.86%
Expenses net of all reductions	1.89%	1.92%	1.89%	1.90%	1.82%
Net investment income (loss)	(.85)%	.01%	(.66)%	(.41)%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 904	$ 1,042	$ 522	$ 458	$ 229
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.88 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

I Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.59	$ 9.55	$ 14.33	$ 12.90	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.02	.08	.06	.11	.12
Net realized and unrealized gain (loss)	.93	(.96)	(2.84)	2.23	1.17
Total from investment operations	.95	(.88)	(2.78)	2.34	1.29
Distributions from net investment income	-	(.07)	(.09)	(.14)	(.11)
Distributions from net realized gain	-	(.01)	(1.91)	(.77)	(.19)
Total distributions	-	(.08) G	(2.00) F	(.91)	(.30)
Net asset value, end of period	$ 9.54	$ 8.59	$ 9.55	$ 14.33	$ 12.90
Total Return A	11.06%	(8.99)%	(22.48)%	19.20%	11.04%
Ratios to Average Net Assets C,E
Expenses before reductions	.87%	.81%	.74%	.74%	.78%
Expenses net of fee waivers, if any	.87%	.81%	.74%	.74%	.78%
Expenses net of all reductions	.87%	.79%	.73%	.69%	.74%
Net investment income (loss)	.17%	1.14%	.50%	.80%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 144	$ 83	$ 1,720	$ 2,422	$ 114
Portfolio turnover rate D	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2010

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 470,425,667
Gross unrealized depreciation	(163,485,595)
Net unrealized appreciation (depreciation)	$ 306,940,072

Tax Cost	$ 2,553,376,936

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,707,022
Capital loss carryforward	$ (1,046,788,322)
Net unrealized appreciation (depreciation)	$ 306,907,068

The tax character of distributions paid was as follows:

	September 30, 2010	September 30, 2009
Ordinary Income	$ 28,738,644	$ 39,821,676

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,917,783,894 and $3,061,380,587, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 853,495	$ 11,473
Class T	.25%	.25%	3,890	20
Class B	.75%	.25%	3,665	2,751
Class C	.75%	.25%	9,195	965
			$ 870,245	$ 15,209

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,535
Class T	648
Class B*	868
Class C*	238
$ 4,289

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 112,643	.00*
Class A	420,224.12
Class T	2,862.37
Class B	1,166.32
Class C	2,709.29
Institutional Class	327.27
	$ 539,931

* Amount represents less than .01%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $70,022 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,287,179.41%		$ 7,445

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,262 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $518,789.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $12,850,160. The weighted average interest rate was .62%. The interest expense amounted to $5,574 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $294,166 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2010	2009
From net investment income
Class O	$ 25,105,317	$ 34,977,828
Class A	1,675,120	2,211,312
Class T	-	3,457
Class C	-	2,139
Institutional Class	-	13,775
Total	$ 26,780,437	$ 37,208,511

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows: - continued

Years ended September 30,	2010	2009
From net realized gain
Class O	$ 1,743,448	$ 2,360,189
Class A	214,759	250,450
Class T	-	798
Class C	-	611
Institutional Class	-	1,117
Total	$ 1,958,207	$ 2,613,165

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2010	2009	2010	2009
Class O
Shares sold	41,289,302	22,448,512	$ 373,895,608	$ 158,446,482
Reinvestment of distributions	2,773,030	5,071,181	24,264,054	34,282,205
Shares redeemed	(160,706,664)	(42,079,870)	(1,449,719,075)	(300,445,967)
Net increase (decrease)	(116,644,332)	(14,560,177)	$ (1,051,559,413)	$ (107,717,280)
Class A
Shares sold	11,028,541	8,258,131	$ 97,288,817	$ 56,859,926
Reinvestment of distributions	194,226	339,292	1,660,628	2,242,770
Shares redeemed	(22,480,213)	(3,959,271)	(198,261,888)	(27,548,432)
Net increase (decrease)	(11,257,446)	4,638,152	$ (99,312,443)	$ 31,554,264
Class T
Shares sold	16,924	68,566	$ 148,983	$ 478,855
Reinvestment of distributions	-	623	-	4,090
Shares redeemed	(51,916)	(61,121)	(452,162)	(411,093)
Net increase (decrease)	(34,992)	8,068	$ (303,179)	$ 71,852
Class B
Shares sold	8,327	23,061	$ 72,776	$ 153,649
Shares redeemed	(14,340)	(20,044)	(124,006)	(138,646)
Net increase (decrease)	(6,013)	3,017	$ (51,230)	$ 15,003
Class C
Shares sold	8,316	135,123	$ 73,022	$ 875,951
Reinvestment of distributions	-	401	-	2,612
Shares redeemed	(35,106)	(65,549)	(301,614)	(438,818)
Net increase (decrease)	(26,790)	69,975	$ (228,592)	$ 439,745
Institutional Class
Shares sold	7,602	38,032	$ 70,191	$ 258,986
Reinvestment of distributions	-	2,061	-	13,910
Shares redeemed	(2,193)	(210,626)	(20,572)	(1,576,378)
Net increase (decrease)	5,409	(170,533)	$ 49,619	$ (1,303,482)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 18, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class O designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class O designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Fidelity Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the third quartile for all the periods shown. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

DESIIO-UANN-1110
1.837884.104

Fidelity AdvisorSM

Capital Development Fund -

Class A, Class T, Class B and Class C

Annual Report

September 30, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward C. Johnson 3d)

Dear Shareholder:

Equities staged a rally during the third quarter of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remained about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2010	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.56%	-0.67%	-1.94%
Class T (incl. 3.50% sales charge) A	6.51%	-0.65%	-1.93%
Class B (incl. contingent deferred sales charge) B	4.96%	-0.73%	-1.82%
Class C (incl. contingent deferred sales charge) C	8.87%	-0.38%	-1.81%

A Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class T's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class B's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class B shares' contingent deferred sales charge included in the past 1 year, past five years, and past 10 years total return figures are 5%, 1%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class A (effective July 12, 2005, Class N was renamed Class A), and reflect a 0.25% 12b-1 fee. If Class C's 12b-1 fee had been reflected, returns prior to July 12, 2005 would have been lower. Class C shares' contingent deferred sales charge included in the past 1 year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity AdvisorSM Capital Development Fund - Class A on September 30, 2000, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite heightened volatility, major U.S. stock markets recorded double-digit gains for the year ending September 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks trended upward during the first half of the period amid indications the Great Recession was over. By April, however, lingering high unemployment and heightened concern about the European debt dilemma sent equities falling. Markets regrouped in July, boosted by strong second-quarter earnings, but see-sawed thereafter on mixed economic data. The 12-month period ended with a September surprise, as the large-cap proxy S&P 500® Index rose 8.92%, the largest gain in that month since 1939. For the full 12 months, the S&P 500® rose 10.16%, while the blue-chip-laden Dow Jones Industrial AverageSM added 14.12% and the technology-heavy Nasdaq Composite® Index gained 12.61%. Among market segments, seven of the 10 sectors in the S&P 500 outperformed the broad-market index, while only one group - financials - posted a loss. Stocks of mid- and small-sized companies also did well, with the Russell Midcap® Index gaining 17.54% and Russell 2000® Index adding 13.35%. Looking abroad, debt problems in several European countries held back the gains in developed markets, with the MSCI® EAFE® (Europe, Australasia, Far East) Index rising only 3.36%.

Comments from Harlan Carere, Portfolio Manager of Fidelity AdvisorSM Capital Development Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 10.94%, 10.37%, 9.96% and 9.87%, respectively (excluding sales charges), straddling the return of the S&P 500. Versus the index, stock picking in consumer discretionary and materials aided our results, as did solid picks in the financials sector and an overweighting in the strong-performing real estate segment. Individual contributors included Baidu.com, China's leading Internet search/advertising provider, Hong Kong-based shoe retailer/wholesaler Belle International Holdings and Ctrip.com International, a Chinese online travel firm. Commercial real estate holdings Jones Lang LaSalle, Hersha Hospitality Trust and CB Richard Ellis Group also helped. Underweighting energy major Exxon Mobil and timely ownership of commercial bank Citigroup contributed as well. Conversely, performance was hampered by weak picks in energy, where two Swiss-based offshore drillers, Noble and Transocean, fared poorly. I liquidated our position in Transocean by period end. That said, our largest relative detractor was 3W Power Holdings, a German SPAC, or special-purpose acquisition company. Underweighting computer/consumer electronics maker Apple, automaker Ford Motor and fast-food retailer McDonald's also detracted from results. Many of the stocks I've mentioned were out-of-index holdings.

Comments from Harlan Carere, Portfolio Manager of Fidelity AdvisorSM Capital Development Fund: During the past year, the fund's Institutional Class shares returned 11.06%, topping the S&P 500. Versus the index, stock picking in consumer discretionary and materials aided our results, as did solid picks in the financials sector and an overweighting in the strong-performing real estate segment. Individual contributors included Baidu.com, China's leading Internet search/advertising provider, Hong Kong-based shoe retailer/wholesaler Belle International Holdings and Ctrip.com International, a Chinese online travel firm. Commercial real estate holdings Jones Lang LaSalle, Hersha Hospitality Trust and CB Richard Ellis Group also helped. Underweighting energy major Exxon Mobil and timely ownership of commercial bank Citigroup contributed as well. Conversely, performance was hampered by weak picks in energy, where two Swiss-based offshore drillers, Noble and Transocean, fared poorly. I liquidated our position in Transocean by period end. That said, our largest relative detractor was 3W Power Holdings, a German SPAC, or special-purpose acquisition company. Underweighting computer/consumer electronics maker Apple, automaker Ford Motor and fast-food retailer McDonald's also detracted from results. Many of the stocks I've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period* April 1, 2010 to September 30, 2010
Class O	.61%
Actual		$ 1,000.00	$ 1,000.00	$ 3.06
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09
Class A	.96%
Actual		$ 1,000.00	$ 998.90	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.26	$ 4.86
Class T	1.45%
Actual		$ 1,000.00	$ 995.60	$ 7.25
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.33
Class B	1.90%
Actual		$ 1,000.00	$ 994.50	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.90%
Actual		$ 1,000.00	$ 994.50	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Institutional Class	.87%
Actual		$ 1,000.00	$ 999.00	$ 4.36
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.0	1.0
Exxon Mobil Corp.	2.1	0.0
JPMorgan Chase & Co.	1.8	2.1
Hewlett-Packard Co.	1.7	1.7
Wells Fargo & Co.	1.6	2.1
ARM Holdings PLC	1.6	0.0
Barrick Gold Corp.	1.4	1.0
Newmont Mining Corp.	1.4	0.8
Chevron Corp.	1.3	1.1
Newcrest Mining Ltd.	1.3	0.8
	17.2
Top Five Market Sectors as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.8	15.0
Consumer Discretionary	16.2	12.8
Financials	15.6	20.6
Industrials	14.7	8.8
Materials	11.6	11.7
Asset Allocation (% of fund's net assets)
As of September 30, 2010*		As of March 31, 2010**
	Stocks 100.0%		Stocks 99.6%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets † (0.1)%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	26.6%	** Foreign investments	26.3%
† Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments September 30, 2010

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CONSUMER DISCRETIONARY - 16.2%
Auto Components - 0.4%
TRW Automotive Holdings Corp. (a)	280,200	$ 11,645,112
Automobiles - 0.3%
Ford Motor Co. (a)	778,500	9,528,840
Diversified Consumer Services - 0.6%
DeVry, Inc.	200,000	9,842,000
Steiner Leisure Ltd. (a)	136,050	5,183,505
Stewart Enterprises, Inc. Class A	425,300	2,292,367
		17,317,872
Hotels, Restaurants & Leisure - 2.5%
Ctrip.com International Ltd. sponsored ADR (a)	648,816	30,980,964
McDonald's Corp.	100,000	7,451,000
O'Charleys, Inc. (a)	100,000	719,000
Rick's Cabaret International, Inc. (a)	100,000	728,000
Starwood Hotels & Resorts Worldwide, Inc.	120,000	6,306,000
Wyndham Worldwide Corp.	854,390	23,470,093
		69,655,057
Household Durables - 0.2%
La-Z-Boy, Inc. (a)(c)	400,000	3,376,000
PulteGroup, Inc. (a)	180,500	1,581,180
		4,957,180
Internet & Catalog Retail - 1.0%
1-800-FLOWERS.com, Inc. Class A (a)	1,000,000	1,890,000
Amazon.com, Inc. (a)	175,100	27,501,206
		29,391,206
Leisure Equipment & Products - 0.6%
Hasbro, Inc.	358,600	15,961,286
Media - 2.4%
Antena 3 Television SA	400,000	3,299,428
DIRECTV (a)	100,000	4,163,000
Kabel Deutschland Holding AG	382,123	15,160,707
Omnicom Group, Inc.	100,000	3,948,000
The Walt Disney Co.	450,000	14,899,500
Viacom, Inc. Class B (non-vtg.)	254,600	9,213,974
Virgin Media, Inc.	751,566	17,301,049
		67,985,658
Multiline Retail - 1.2%
Dollarama, Inc.	100,000	2,629,405
Dollarama, Inc. (d)	381,000	10,018,032
Macy's, Inc.	500,000	11,545,000
Maoye International Holdings Ltd.	10,648,000	4,981,601
Target Corp.	100,000	5,344,000
		34,518,038
Specialty Retail - 3.3%
Ace Hardware Indonesia Tbk PT	488,000	110,723
Belle International Holdings Ltd.	12,528,000	25,156,108
Guess?, Inc.	200,000	8,126,000
Gymboree Corp. (a)(c)	230,000	9,554,200

	Shares	Value
Hengdeli Holdings Ltd.	9,362,000	$ 4,331,690
Ross Stores, Inc.	367,485	20,072,031
TJX Companies, Inc.	564,000	25,171,320
		92,522,072
Textiles, Apparel & Luxury Goods - 3.7%
Anta Sports Products Ltd.	1,915,000	4,437,647
Iconix Brand Group, Inc. (a)	499,081	8,733,918
Phillips-Van Heusen Corp.	336,900	20,267,904
Polo Ralph Lauren Corp. Class A	209,500	18,825,670
Steven Madden Ltd. (a)	248,602	10,207,598
VF Corp.	134,753	10,917,688
Warnaco Group, Inc. (a)	447,698	22,890,799
Yue Yuen Industrial (Holdings) Ltd.	2,000,000	7,410,749
		103,691,973
TOTAL CONSUMER DISCRETIONARY		457,174,294
CONSUMER STAPLES - 6.1%
Beverages - 1.8%
Anheuser-Busch InBev SA NV	450,766	26,518,884
Anheuser-Busch InBev SA NV (strip VVPR) (a)	160,000	654
Constellation Brands, Inc. Class A (sub. vtg.) (a)	755,000	13,355,950
Dr Pepper Snapple Group, Inc.	302,400	10,741,248
		50,616,736
Food & Staples Retailing - 0.4%
Drogasil SA	185,500	4,731,556
Wal-Mart Stores, Inc.	121,500	6,502,680
		11,234,236
Food Products - 2.1%
Alliance Grain Traders, Inc. (c)	584,000	16,695,446
BioExx Specialty Proteins Ltd. (a)	1,000,000	2,527,339
Chiquita Brands International, Inc. (a)	100,238	1,327,151
Danone	54,700	3,272,109
Diamond Foods, Inc. (c)	199,300	8,169,307
Dole Food Co., Inc. (c)	318,100	2,910,615
Fresh Del Monte Produce, Inc. (a)	574,545	12,467,627
Ralcorp Holdings, Inc. (a)	147,601	8,631,706
TreeHouse Foods, Inc. (a)	74,000	3,411,400
		59,412,700
Household Products - 0.3%
Procter & Gamble Co.	150,000	8,995,500
Personal Products - 1.5%
Herbalife Ltd.	448,530	27,068,786
Nu Skin Enterprises, Inc. Class A	505,500	14,558,400
		41,627,186
TOTAL CONSUMER STAPLES		171,886,358
Common Stocks - continued
	Shares	Value
ENERGY - 10.9%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	128,834	$ 5,488,328
Nabors Industries Ltd. (a)	475,900	8,594,754
Noble Corp.	505,500	17,080,845
Patterson-UTI Energy, Inc.	220,500	3,766,140
Schlumberger Ltd.	40,000	2,464,400
		37,394,467
Oil, Gas & Consumable Fuels - 9.6%
Anadarko Petroleum Corp.	136,400	7,781,620
Apache Corp.	160,800	15,719,808
Chevron Corp.	471,400	38,206,970
Cimarex Energy Co.	62,455	4,133,272
ConocoPhillips	141,600	8,132,088
Exxon Mobil Corp.	952,409	58,849,352
Falkland Oil & Gas Ltd. (a)(c)	1,507,598	3,078,869
International Coal Group, Inc. (a)	1,716,700	9,132,844
Marathon Oil Corp.	1,080,900	35,777,790
Massey Energy Co.	302,000	9,368,040
Occidental Petroleum Corp.	330,500	25,878,150
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	374,600	12,294,372
Range Resources Corp.	50,000	1,906,500
SemGroup Corp. Class A (a)	330,000	7,672,500
Southern Union Co.	351,800	8,464,308
Southwestern Energy Co. (a)	316,500	10,583,760
Suncor Energy, Inc.	312,400	10,172,928
Sunoco, Inc.	100,000	3,650,000
		270,803,171
TOTAL ENERGY		308,197,638
FINANCIALS - 15.5%
Capital Markets - 1.3%
3W Power Holdings SA (a)	1,155,600	6,207,647
3W Power Holdings SA warrants 9/1/12 (a)	1,105,000	301,311
Ameriprise Financial, Inc.	250,000	11,832,500
Evercore Partners, Inc. Class A	80,800	2,311,688
GLG Partners, Inc. warrants 12/28/11 (a)	4,170,200	526,696
Janus Capital Group, Inc.	589,077	6,450,393
Jefferies Group, Inc. (c)	400,000	9,076,000
		36,706,235
Commercial Banks - 3.2%
HDFC Bank Ltd.	84,785	4,722,886
Huntington Bancshares, Inc.	1,197,600	6,790,392
Oriental Financial Group, Inc.	114,618	1,524,419
PNC Financial Services Group, Inc.	81,400	4,225,474
Regions Financial Corp.	1,570,300	11,416,081
SunTrust Banks, Inc.	440,000	11,365,200

	Shares	Value
SVB Financial Group (a)	170,000	$ 7,194,400
Wells Fargo & Co.	1,769,050	44,456,227
		91,695,079
Consumer Finance - 0.3%
Capital One Financial Corp.	100,000	3,955,000
Cardtronics, Inc. (a)	240,500	3,710,915
		7,665,915
Diversified Financial Services - 4.1%
Bank of America Corp.	1,154,200	15,131,562
Citigroup, Inc. (a)	8,395,000	32,740,500
JPMorgan Chase & Co.	1,361,100	51,817,077
Moody's Corp.	200,000	4,996,000
NBH Holdings Corp. Class A (a)(d)	146,800	2,862,600
PICO Holdings, Inc. (a)	268,989	8,032,012
		115,579,751
Insurance - 3.6%
Alterra Capital Holdings Ltd.	191,736	3,819,381
Berkshire Hathaway, Inc. Class A (a)	66	8,217,000
Genworth Financial, Inc. Class A (a)	1,000,000	12,220,000
Lincoln National Corp.	383,400	9,170,928
Loews Corp.	253,700	9,615,230
MetLife, Inc.	470,000	18,071,500
Phoenix Group Holdings	2,622,677	28,222,647
Phoenix Group Holdings (Reg. S)	450,000	3,873,947
Platinum Underwriters Holdings Ltd.	98,167	4,272,228
Protective Life Corp.	146,200	3,181,312
Unum Group	73,300	1,623,595
		102,287,768
Real Estate Investment Trusts - 1.2%
CBL & Associates Properties, Inc.	1,044,258	13,638,009
Hersha Hospitality Trust	1,668,686	8,643,793
Sunstone Hotel Investors, Inc. (a)	445,000	4,036,150
Vornado Realty Trust	100,362	8,583,962
		34,901,914
Real Estate Management & Development - 1.8%
CB Richard Ellis Group, Inc. Class A (a)	1,057,400	19,329,272
Iguatemi Empresa de Shopping Centers SA	344,300	7,688,381
Jones Lang LaSalle, Inc.	245,700	21,196,539
Unite Group PLC (a)	756,222	2,613,571
		50,827,763
TOTAL FINANCIALS		439,664,425
HEALTH CARE - 5.8%
Biotechnology - 0.7%
Alexion Pharmaceuticals, Inc. (a)	57,556	3,704,304
Amgen, Inc. (a)	200,000	11,022,000
AVEO Pharmaceuticals, Inc.	66,400	739,696
ImmunoGen, Inc. (a)	99,600	624,492
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Micromet, Inc. (a)	394,692	$ 2,652,330
ZIOPHARM Oncology, Inc. (a)	300,000	1,125,000
		19,867,822
Health Care Equipment & Supplies - 1.3%
C. R. Bard, Inc.	135,000	10,993,050
Cooper Companies, Inc.	280,000	12,941,600
Covidien PLC	150,600	6,052,614
Hospira, Inc. (a)	54,300	3,095,643
Symmetry Medical, Inc. (a)	250,000	2,410,000
		35,492,907
Health Care Providers & Services - 2.0%
Emergency Medical Services Corp. Class A (a)	107,300	5,713,725
Express Scripts, Inc. (a)	378,072	18,412,106
Hanger Orthopedic Group, Inc. (a)	1,122,172	16,316,381
Humana, Inc. (a)	37,000	1,858,880
Medco Health Solutions, Inc. (a)	245,600	12,785,936
UnitedHealth Group, Inc.	80,900	2,840,399
		57,927,427
Life Sciences Tools & Services - 0.2%
Life Technologies Corp. (a)	120,000	5,602,800
Pharmaceuticals - 1.6%
Allergan, Inc.	206,200	13,718,486
GlaxoSmithKline PLC sponsored ADR	100,000	3,952,000
Pfizer, Inc.	200,000	3,434,000
PT Kalbe Farma Tbk	5,000,000	1,428,574
Shire PLC sponsored ADR	60,000	4,036,800
Valeant Pharmaceuticals International, Inc.	748,090	18,870,411
		45,440,271
TOTAL HEALTH CARE		164,331,227
INDUSTRIALS - 14.7%
Aerospace & Defense - 4.6%
Esterline Technologies Corp. (a)	325,000	18,599,750
Goodrich Corp.	105,000	7,741,650
Honeywell International, Inc.	599,567	26,344,974
Precision Castparts Corp.	140,700	17,918,145
Raytheon Co.	186,137	8,508,322
The Boeing Co.	320,000	21,292,800
United Technologies Corp.	415,200	29,574,696
		129,980,337
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	200,000	13,338,000

	Shares	Value
Building Products - 0.4%
Armstrong World Industries, Inc. (a)	100,000	$ 4,151,000
Owens Corning (a)	266,900	6,840,647
		10,991,647
Commercial Services & Supplies - 0.4%
Republic Services, Inc.	100,000	3,049,000
United Stationers, Inc. (a)	180,700	9,669,257
		12,718,257
Construction & Engineering - 0.9%
Fluor Corp.	286,400	14,185,392
Furmanite Corp. (a)	1,000,000	4,880,000
Jacobs Engineering Group, Inc. (a)	103,500	4,005,450
Orion Marine Group, Inc. (a)	179,300	2,225,113
		25,295,955
Electrical Equipment - 0.4%
Deswell Industries, Inc.	14,000	41,020
Fushi Copperweld, Inc. (a)	203,500	1,768,415
Regal-Beloit Corp.	172,667	10,133,826
		11,943,261
Industrial Conglomerates - 1.2%
3M Co.	130,000	11,272,300
Carlisle Companies, Inc.	310,000	9,284,500
General Electric Co.	200,000	3,250,000
Textron, Inc.	489,000	10,053,840
		33,860,640
Machinery - 2.4%
Bucyrus International, Inc. Class A	279,500	19,383,325
Caterpillar, Inc.	269,500	21,204,260
Commercial Vehicle Group, Inc. (a)	383,176	3,900,732
Cummins, Inc.	30,000	2,717,400
Hardinge, Inc.	533,240	4,084,618
Ingersoll-Rand Co. Ltd.	230,000	8,213,300
Navistar International Corp. (a)	39,410	1,719,852
Pall Corp.	100,000	4,164,000
Wabash National Corp. (a)	270,000	2,184,300
		67,571,787
Marine - 0.0%
Navios Maritime Acquisition Corp. (a)	11,800	64,782
Road & Rail - 2.9%
Arkansas Best Corp.	200,000	4,846,000
CSX Corp.	383,400	21,209,688
Norfolk Southern Corp.	488,900	29,094,439
Union Pacific Corp.	317,600	25,979,680
		81,129,807
Trading Companies & Distributors - 1.0%
Finning International, Inc.	500,000	11,625,759
Interline Brands, Inc. (a)	335,008	6,043,544
WESCO International, Inc. (a)	285,000	11,197,650
		28,866,953
TOTAL INDUSTRIALS		415,761,426
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 2.4%
Cisco Systems, Inc. (a)	1,460,300	$ 31,980,570
DG FastChannel, Inc. (a)	300,000	6,525,000
DragonWave, Inc. (a)(c)	258,600	1,824,968
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	2,502,200	27,449,134
		67,779,672
Computers & Peripherals - 4.9%
Apple, Inc. (a)	299,300	84,926,379
Hewlett-Packard Co.	1,158,300	48,729,681
Isilon Systems, Inc. (a)	99,200	2,210,176
SanDisk Corp. (a)	100,000	3,665,000
		139,531,236
Electronic Equipment & Components - 1.0%
Corning, Inc.	600,000	10,968,000
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,240,000	8,435,897
Jabil Circuit, Inc.	200,000	2,882,000
SYNNEX Corp. (a)	162,900	4,584,006
Vishay Precision Group, Inc. (a)	100,000	1,561,000
		28,430,903
Internet Software & Services - 3.8%
Akamai Technologies, Inc. (a)	47,400	2,378,532
Baidu.com, Inc. sponsored ADR (a)	267,500	27,450,850
eBay, Inc. (a)	320,000	7,808,000
Equinix, Inc. (a)	7,500	767,625
Google, Inc. Class A (a)	50,000	26,289,500
Open Text Corp. (a)	301,600	14,233,468
Rackspace Hosting, Inc. (a)	250,000	6,495,000
Sina Corp. (a)	205,000	10,368,900
Support.com, Inc. (a)	600,000	2,748,000
Tencent Holdings Ltd.	439,700	9,611,177
		108,151,052
IT Services - 1.2%
Acxiom Corp. (a)	690,000	10,943,400
Alliance Data Systems Corp. (a)(c)	106,250	6,933,875
Convergys Corp. (a)	250,000	2,612,500
Fidelity National Information Services, Inc.	470,000	12,751,100
		33,240,875
Semiconductors & Semiconductor Equipment - 1.9%
ARM Holdings PLC	3,500,000	21,774,158
ARM Holdings PLC sponsored ADR (c)	1,100,000	20,636,000
Avago Technologies Ltd. (a)	282,100	6,350,071
KLA-Tencor Corp.	100,000	3,523,000
		52,283,229
Software - 2.6%
Autodesk, Inc. (a)	350,000	11,189,500
BMC Software, Inc. (a)	277,200	11,221,056

	Shares	Value
ChinaCache International Holdings Ltd. sponsored ADR (a)	6,100	$ 84,790
Citrix Systems, Inc. (a)	246,900	16,848,456
CommVault Systems, Inc. (a)	90,000	2,342,700
Informatica Corp. (a)	13,558	520,763
Longtop Financial Technologies Ltd. ADR (a)	85,101	3,348,724
MICROS Systems, Inc. (a)	300,000	12,699,000
Solera Holdings, Inc.	265,000	11,702,400
Taleo Corp. Class A (a)	114,200	3,310,658
		73,268,047
TOTAL INFORMATION TECHNOLOGY		502,685,014
MATERIALS - 11.6%
Chemicals - 2.5%
Ashland, Inc.	155,000	7,559,350
CF Industries Holdings, Inc.	55,000	5,252,500
Dow Chemical Co.	109,100	2,995,886
Grasim Industries Ltd.	187	9,676
Huntsman Corp.	500,000	5,780,000
LyondellBasell Industries NV:
Class A (a)	568,836	13,595,180
Class B (a)	520,812	12,421,366
Neo Material Technologies, Inc. (a)	2,730,600	13,059,103
The Mosaic Co.	159,893	9,395,313
		70,068,374
Containers & Packaging - 0.5%
Boise, Inc. (a)	1,425,000	9,248,250
Owens-Illinois, Inc. (a)	220,000	6,173,200
		15,421,450
Metals & Mining - 8.5%
Agnico-Eagle Mines Ltd. (Canada)	363,500	25,846,926
Barrick Gold Corp.	877,300	40,549,808
Carpenter Technology Corp.	245,300	8,269,063
Compass Minerals International, Inc.	110,000	8,428,200
Endeavour Silver Corp. (a)	492,100	1,994,709
First Quantum Minerals Ltd.	70,000	5,324,423
Freeport-McMoRan Copper & Gold, Inc.	111,500	9,520,985
International Tower Hill Mines Ltd. (a)(d)	900,000	5,642,770
Kinross Gold Corp.	807,800	15,154,838
Newcrest Mining Ltd.	959,787	36,804,958
Newmont Mining Corp.	627,100	39,388,151
Noranda Income Fund Class A priority units (a)	376,000	1,831,115
Pan American Silver Corp.	453,607	13,422,234
Sabina Gold & Silver Corp. (a)	350,100	1,609,694
Silver Standard Resources, Inc. (a)	628,300	12,553,437
Silver Wheaton Corp. (a)	500,000	13,317,132
		239,658,443
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.1%
Acadian Timber Corp.	610,800	$ 3,669,253
TOTAL MATERIALS		328,817,520
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.7%
Global Crossing Ltd. (a)	106,861	1,374,232
Qwest Communications International, Inc.	2,203,000	13,812,810
Verizon Communications, Inc.	100,000	3,259,000
		18,446,042
Wireless Telecommunication Services - 0.5%
SOFTBANK CORP.	250,000	8,180,613
Sprint Nextel Corp. (a)	1,587,000	7,347,810
		15,528,423
TOTAL TELECOMMUNICATION SERVICES		33,974,465
UTILITIES - 0.2%
Multi-Utilities - 0.2%
CMS Energy Corp.	319,422	5,755,984
TOTAL COMMON STOCKS (Cost $2,495,747,987)		2,828,248,351
Convertible Bonds - 0.1%
	Principal Amount
FINANCIALS - 0.1%
Capital Markets - 0.1%
GLG Partners, Inc. 5% 5/15/14 (d)	$ 1,750,000
(Cost $1,750,000)		2,256,275
Money Market Funds - 1.1%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.26% (b)(e) (Cost $29,812,382)	29,812,382	$ 29,812,382
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $2,527,310,369)		2,860,317,008
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(33,183,724)
NET ASSETS - 100%		$ 2,827,133,284
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,779,677 or 0.7% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,005
Fidelity Securities Lending Cash Central Fund	518,789
Total	$ 543,794
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Hanger Orthopedic Group, Inc.	$ 25,174,938	$ 632,376	$ 12,381,402	$ -	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 457,174,294	$ 457,174,294	$ -	$ -
Consumer Staples	171,886,358	171,886,358	-	-
Energy	308,197,638	308,197,638	-	-
Financials	439,664,425	428,204,992	8,596,833	2,862,600
Health Care	164,331,227	164,331,227	-	-
Industrials	415,761,426	415,761,426	-	-
Information Technology	502,685,014	480,826,066	21,858,948	-
Materials	328,817,520	328,807,844	9,676	-
Telecommunication Services	33,974,465	25,793,852	8,180,613	-
Utilities	5,755,984	5,755,984	-	-
Corporate Bonds	2,256,275	-	2,256,275	-
Money Market Funds	29,812,382	29,812,382	-	-
Total Investments in Securities:	$ 2,860,317,008	$ 2,816,552,063	$ 40,902,345	$ 2,862,600
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(73,400)
Cost of Purchases	2,936,000
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,862,600
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2010	$ (73,400)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	73.4%
Canada	8.7%
Cayman Islands	5.1%
United Kingdom	1.8%
China	1.7%
Australia	1.3%
Sweden	1.0%
Others (Individually Less Than 1%)	7.0%
100.0%
Income Tax Information

At September 30, 2010, the Fund had a capital loss carryforward of approximately $1,046,788,322 of which $652,766,370 and $394,021,952 will expire on September 30, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2010

Assets
Investment in securities, at value (including securities loaned of $28,722,279) - See accompanying schedule: Unaffiliated issuers (cost $2,497,497,987)	$ 2,830,504,626
Fidelity Central Funds (cost $29,812,382)	29,812,382
Total Investments (cost $2,527,310,369)		$ 2,860,317,008
Foreign currency held at value (cost $35,505)		35,505
Receivable for investments sold		73,188,593
Receivable for fund shares sold		1,236,910
Dividends receivable		3,181,686
Interest receivable		32,813
Distributions receivable from Fidelity Central Funds		15,587
Other receivables		432,449
Total assets		2,938,440,551

Liabilities
Payable to custodian bank	$ 4,306
Payable for investments purchased	61,129,394
Payable for fund shares redeemed	3,179,406
Accrued management fee	1,298,559
Distribution and service plan fees payable	66,055
Notes payable to affiliates	15,449,000
Other affiliated payables	222,003
Other payables and accrued expenses	146,162
Collateral on securities loaned, at value	29,812,382
Total liabilities		111,307,267

Net Assets		$ 2,827,133,284
Net Assets consist of:
Paid in capital		$ 3,557,384,613
Undistributed net investment income		9,629,926
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,072,854,889)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		332,973,634
Net Assets		$ 2,827,133,284

Statement of Assets and Liabilities - continued

September 30, 2010

Class O: Net Asset Value, offering price and redemption price per share ($2,509,668,977 ÷ 264,138,762 shares)	$ 9.50

Class A: Net Asset Value and redemption price per share ($315,289,642 ÷ 34,052,158 shares)	$ 9.26

Maximum offering price per share (100/94.25 of $9.26)	$ 9.82
Class T: Net Asset Value and redemption price per share ($759,503 ÷ 82,986 shares)	$ 9.15

Maximum offering price per share (100/96.50 of $9.15)	$ 9.48
Class B: Net Asset Value and offering price per share ($367,862 ÷ 40,663 shares) A	$ 9.05

Class C: Net Asset Value and offering price per share ($903,603 ÷ 100,192 shares) A	$ 9.02

Institutional Class: Net Asset Value, offering price and redemption price per share ($143,697 ÷ 15,062 shares)	$ 9.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2010

Investment Income
Dividends		$ 31,771,089
Interest		147,101
Income from Fidelity Central Funds		543,794
Total income		32,461,984

Expenses
Management fee	$ 17,540,822
Transfer agent fees	539,931
Distribution and service plan fees	870,245
Accounting and security lending fees	955,796
Custodian fees and expenses	181,581
Independent trustees' compensation	19,033
Appreciation in deferred trustee compensation account	51
Registration fees	72,906
Audit	72,530
Legal	22,174
Interest	13,019
Miscellaneous	49,005
Total expenses before reductions	20,337,093
Expense reductions	(294,166)	20,042,927
Net investment income (loss)		12,419,057
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,940,929)	359,752,896
Other affiliated issuers	2,196,142
Foreign currency transactions	(325,548)
Capital gain distributions from Fidelity Central Funds	4,893
Total net realized gain (loss)		361,628,383
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,635,811)	(27,800,121)
Assets and liabilities in foreign currencies	(23,127)
Total change in net unrealized appreciation (depreciation)		(27,823,248)
Net gain (loss)		333,805,135
Net increase (decrease) in net assets resulting from operations		$ 346,224,192

Statement of Changes in Net Assets

	Year ended September 30, 2010	Year ended September 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,419,057	$ 39,967,942
Net realized gain (loss)	361,628,383	(1,310,140,438)
Change in net unrealized appreciation (depreciation)	(27,823,248)	879,878,800
Net increase (decrease) in net assets resulting from operations	346,224,192	(390,293,696)
Distributions to shareholders from net investment income	(26,780,437)	(37,208,511)
Distributions to shareholders from net realized gain	(1,958,207)	(2,613,165)
Total distributions	(28,738,644)	(39,821,676)
Share transactions - net increase (decrease)	(1,151,405,238)	(76,939,898)
Total increase (decrease) in net assets	(833,919,690)	(507,055,270)

Net Assets
Beginning of period	3,661,052,974	4,168,108,244
End of period (including undistributed net investment income of $9,629,926 and undistributed net investment income of $25,319,163, respectively)	$ 2,827,133,284	$ 3,661,052,974

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.61	$ 9.57	$ 14.37	$ 12.91	$ 11.91
Income from Investment Operations
Net investment income (loss) C	.04	.09	.08	.12	.14
Net realized and unrealized gain (loss)	.93	(.95)	(2.86)	2.25	1.18
Total from investment operations	.97	(.86)	(2.78)	2.37	1.32
Distributions from net investment income	(.07)	(.09)	(.11)	(.14)	(.13)
Distributions from net realized gain	(.01)	(.01)	(1.91)	(.77)	(.19)
Total distributions	(.08)	(.10) H	(2.02) G	(.91)	(.32)
Net asset value, end of period	$ 9.50	$ 8.61	$ 9.57	$ 14.37	$ 12.91
Total Return A,B	11.31%	(8.77)%	(22.45)%	19.44%	11.25%
Ratios to Average Net Assets D,F
Expenses before reductions	.61%	.61%	.59%	.60%	.61%
Expenses net of fee waivers, if any	.61%	.61%	.59%	.60%	.61%
Expenses net of all reductions	.60%	.60%	.58%	.59%	.57%
Net investment income (loss)	.44%	1.33%	.64%	.90%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,509,669	$ 3,278,390	$ 3,785,291	$ 5,352,895	$ 5,034,751
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.02 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.39	$ 9.32	$ 14.04	$ 12.64	$ 11.66
Income from Investment Operations
Net investment income (loss) D	.01	.06	.03	.07	.08
Net realized and unrealized gain (loss)	.90	(.93)	(2.78)	2.19	1.16
Total from investment operations	.91	(.87)	(2.75)	2.26	1.24
Distributions from net investment income	(.04)	(.05)	(.06)	(.09)	(.07)
Distributions from net realized gain	(.01)	(.01)	(1.91)	(.77)	(.19)
Total distributions	(.04) J	(.06) I	(1.97) H	(.86)	(.26)
Net asset value, end of period	$ 9.26	$ 8.39	$ 9.32	$ 14.04	$ 12.64
Total Return A,B,C	10.94%	(9.18)%	(22.73)%	18.90%	10.81%
Ratios to Average Net Assets E,G
Expenses before reductions	.98%	1.02%	.99%	.99%	1.06%
Expenses net of fee waivers, if any	.98%	1.02%	.99%	.99%	1.06%
Expenses net of all reductions	.97%	1.01%	.97%	.98%	1.02%
Net investment income (loss)	.07%	.92%	.25%	.51%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 315,290	$ 380,175	$ 379,162	$ 471,593	$ 372,010
Portfolio turnover rate F	62%	152%	283%	200%	184%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.97 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

J Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 9.22	$ 13.91	$ 12.57	$ 11.66
Income from Investment Operations
Net investment income (loss) C	(.04)	.03	(.02)	.01	.04
Net realized and unrealized gain (loss)	.90	(.93)	(2.76)	2.19	1.14
Total from investment operations	.86	(.90)	(2.78)	2.20	1.18
Distributions from net investment income	-	(.03)	(.01)	(.09)	(.08)
Distributions from net realized gain	-	(.01)	(1.91)	(.77)	(.19)
Total distributions	-	(.03) H	(1.91) G	(.86)	(.27)
Net asset value, end of period	$ 9.15	$ 8.29	$ 9.22	$ 13.91	$ 12.57
Total Return A,B	10.37%	(9.65)%	(23.06)%	18.49%	10.31%
Ratios to Average Net Assets D,F
Expenses before reductions	1.47%	1.48%	1.42%	1.43%	1.43%
Expenses net of fee waivers, if any	1.47%	1.48%	1.42%	1.43%	1.43%
Expenses net of all reductions	1.46%	1.47%	1.40%	1.42%	1.39%
Net investment income (loss)	(.43)%	.47%	(.18)%	.07%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 760	$ 978	$ 1,013	$ 1,063	$ 434
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.91 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.23	$ 9.15	$ 13.83	$ 12.51	$ 11.64
Income from Investment Operations C
Net investment income (loss)	(.08)	- H	(.08)	(.05)	(.03)
Net realized and unrealized gain (loss)	.90	(.92)	(2.74)	2.18	1.15
Total from investment operations	.82	(.92)	(2.82)	2.13	1.12
Distributions from net investment income	-	-	-	(.04)	(.06)
Distributions from net realized gain	-	-	(1.86)	(.77)	(.19)
Total distributions	-	-	(1.86) I	(.81)	(.25)
Net asset value, end of period	$ 9.05	$ 8.23	$ 9.15	$ 13.83	$ 12.51
Total Return A,B	9.96%	(10.05)%	(23.45)%	17.92%	9.74%
Ratios to Average Net Assets D,G
Expenses before reductions	1.92%	1.94%	1.90%	1.91%	1.95%
Expenses net of fee waivers, if any	1.92%	1.94%	1.90%	1.91%	1.95%
Expenses net of all reductions	1.91%	1.93%	1.88%	1.90%	1.91%
Net investment income (loss)	(.88)%	-% F	(.66)%	(.41)%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 368	$ 384	$ 399	$ 466	$ 284
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.86 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.21	$ 9.16	$ 13.85	$ 12.53	$ 11.64
Income from Investment Operations
Net investment income (loss) C	(.07)	- G	(.08)	(.05)	(.01)
Net realized and unrealized gain (loss)	.88	(.92)	(2.73)	2.18	1.15
Total from investment operations	.81	(.92)	(2.81)	2.13	1.14
Distributions from net investment income	-	(.02)	-	(.04)	(.06)
Distributions from net realized gain	-	(.01)	(1.88)	(.77)	(.19)
Total distributions	-	(.03) I	(1.88) H	(.81)	(.25)
Net asset value, end of period	$ 9.02	$ 8.21	$ 9.16	$ 13.85	$ 12.53
Total Return A,B	9.87%	(10.00)%	(23.39)%	17.87%	9.89%
Ratios to Average Net Assets D,F
Expenses before reductions	1.90%	1.93%	1.90%	1.91%	1.86%
Expenses net of fee waivers, if any	1.90%	1.93%	1.90%	1.91%	1.86%
Expenses net of all reductions	1.89%	1.92%	1.89%	1.90%	1.82%
Net investment income (loss)	(.85)%	.01%	(.66)%	(.41)%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 904	$ 1,042	$ 522	$ 458	$ 229
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.88 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

I Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.59	$ 9.55	$ 14.33	$ 12.90	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.02	.08	.06	.11	.12
Net realized and unrealized gain (loss)	.93	(.96)	(2.84)	2.23	1.17
Total from investment operations	.95	(.88)	(2.78)	2.34	1.29
Distributions from net investment income	-	(.07)	(.09)	(.14)	(.11)
Distributions from net realized gain	-	(.01)	(1.91)	(.77)	(.19)
Total distributions	-	(.08) G	(2.00) F	(.91)	(.30)
Net asset value, end of period	$ 9.54	$ 8.59	$ 9.55	$ 14.33	$ 12.90
Total Return A	11.06%	(8.99)%	(22.48)%	19.20%	11.04%
Ratios to Average Net Assets C,E
Expenses before reductions	.87%	.81%	.74%	.74%	.78%
Expenses net of fee waivers, if any	.87%	.81%	.74%	.74%	.78%
Expenses net of all reductions	.87%	.79%	.73%	.69%	.74%
Net investment income (loss)	.17%	1.14%	.50%	.80%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 144	$ 83	$ 1,720	$ 2,422	$ 114
Portfolio turnover rate D	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2010

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 470,425,667
Gross unrealized depreciation	(163,485,595)
Net unrealized appreciation (depreciation)	$ 306,940,072

Tax Cost	$ 2,553,376,936

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,707,022
Capital loss carryforward	$ (1,046,788,322)
Net unrealized appreciation (depreciation)	$ 306,907,068

The tax character of distributions paid was as follows:

	September 30, 2010	September 30, 2009
Ordinary Income	$ 28,738,644	$ 39,821,676

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,917,783,894 and $3,061,380,587, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 853,495	$ 11,473
Class T	.25%	.25%	3,890	20
Class B	.75%	.25%	3,665	2,751
Class C	.75%	.25%	9,195	965
			$ 870,245	$ 15,209

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,535
Class T	648
Class B*	868
Class C*	238
$ 4,289

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 112,643	.00*
Class A	420,224.12
Class T	2,862.37
Class B	1,166.32
Class C	2,709.29
Institutional Class	327.27
	$ 539,931

* Amount represents less than .01%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $70,022 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,287,179.41%		$ 7,445

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,262 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $518,789.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $12,850,160. The weighted average interest rate was .62%. The interest expense amounted to $5,574 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $294,166 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2010	2009
From net investment income
Class O	$ 25,105,317	$ 34,977,828
Class A	1,675,120	2,211,312
Class T	-	3,457
Class C	-	2,139
Institutional Class	-	13,775
Total	$ 26,780,437	$ 37,208,511

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows: - continued

Years ended September 30,	2010	2009
From net realized gain
Class O	$ 1,743,448	$ 2,360,189
Class A	214,759	250,450
Class T	-	798
Class C	-	611
Institutional Class	-	1,117
Total	$ 1,958,207	$ 2,613,165

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2010	2009	2010	2009
Class O
Shares sold	41,289,302	22,448,512	$ 373,895,608	$ 158,446,482
Reinvestment of distributions	2,773,030	5,071,181	24,264,054	34,282,205
Shares redeemed	(160,706,664)	(42,079,870)	(1,449,719,075)	(300,445,967)
Net increase (decrease)	(116,644,332)	(14,560,177)	$ (1,051,559,413)	$ (107,717,280)
Class A
Shares sold	11,028,541	8,258,131	$ 97,288,817	$ 56,859,926
Reinvestment of distributions	194,226	339,292	1,660,628	2,242,770
Shares redeemed	(22,480,213)	(3,959,271)	(198,261,888)	(27,548,432)
Net increase (decrease)	(11,257,446)	4,638,152	$ (99,312,443)	$ 31,554,264
Class T
Shares sold	16,924	68,566	$ 148,983	$ 478,855
Reinvestment of distributions	-	623	-	4,090
Shares redeemed	(51,916)	(61,121)	(452,162)	(411,093)
Net increase (decrease)	(34,992)	8,068	$ (303,179)	$ 71,852
Class B
Shares sold	8,327	23,061	$ 72,776	$ 153,649
Shares redeemed	(14,340)	(20,044)	(124,006)	(138,646)
Net increase (decrease)	(6,013)	3,017	$ (51,230)	$ 15,003
Class C
Shares sold	8,316	135,123	$ 73,022	$ 875,951
Reinvestment of distributions	-	401	-	2,612
Shares redeemed	(35,106)	(65,549)	(301,614)	(438,818)
Net increase (decrease)	(26,790)	69,975	$ (228,592)	$ 439,745
Institutional Class
Shares sold	7,602	38,032	$ 70,191	$ 258,986
Reinvestment of distributions	-	2,061	-	13,910
Shares redeemed	(2,193)	(210,626)	(20,572)	(1,576,378)
Net increase (decrease)	5,409	(170,533)	$ 49,619	$ (1,303,482)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 18, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B and Class C designate 100%, 0%, 0% and 0% of the dividends distributed respectively during fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100%, 0%, 0% and 0% of dividends distributed respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Fidelity Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the third quartile for all the periods shown. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

ADESII-UANN-1110
1.814755.105

Fidelity AdvisorSM

Capital Development Fund -

Institutional Class

Annual Report

September 30, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward C. Johnson 3d)

Dear Shareholder:

Equities staged a rally during the third quarter of 2010, shaking off concerns about the European debt crisis and the possibility of a double-dip recession in the U.S. Although the short-term surge pushed major equity indexes back into positive territory for the year, several questions remained about the longer-term outlook, including lackluster economic growth and persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2010	Past 1 year	Past 5 years	Past 10 years A
Institutional Class	11.06%	0.73%	-0.85%

A The initial offering of Institutional Class shares took place on July 12, 2005. Returns prior to July 12, 2005 are those of Class O, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity AdvisorSM Capital Development Fund - Institutional Class on September 30, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on July 12, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite heightened volatility, major U.S. stock markets recorded double-digit gains for the year ending September 30, 2010, lifted by economic optimism, encouraging earnings reports and a wave of corporate mergers. Stocks trended upward during the first half of the period amid indications the Great Recession was over. By April, however, lingering high unemployment and heightened concern about the European debt dilemma sent equities falling. Markets regrouped in July, boosted by strong second-quarter earnings, but see-sawed thereafter on mixed economic data. The 12-month period ended with a September surprise, as the large-cap proxy S&P 500® Index rose 8.92%, the largest gain in that month since 1939. For the full 12 months, the S&P 500® rose 10.16%, while the blue-chip-laden Dow Jones Industrial AverageSM added 14.12% and the technology-heavy Nasdaq Composite® Index gained 12.61%. Among market segments, seven of the 10 sectors in the S&P 500 outperformed the broad-market index, while only one group - financials - posted a loss. Stocks of mid- and small-sized companies also did well, with the Russell Midcap® Index gaining 17.54% and Russell 2000® Index adding 13.35%. Looking abroad, debt problems in several European countries held back the gains in developed markets, with the MSCI® EAFE® (Europe, Australasia, Far East) Index rising only 3.36%.

Comments from Harlan Carere, Portfolio Manager of Fidelity AdvisorSM Capital Development Fund: During the past year, the fund's Class A, Class T, Class B and Class C shares returned 10.94%, 10.37%, 9.96% and 9.87%, respectively (excluding sales charges), straddling the return of the S&P 500. Versus the index, stock picking in consumer discretionary and materials aided our results, as did solid picks in the financials sector and an overweighting in the strong-performing real estate segment. Individual contributors included Baidu.com, China's leading Internet search/advertising provider, Hong Kong-based shoe retailer/wholesaler Belle International Holdings and Ctrip.com International, a Chinese online travel firm. Commercial real estate holdings Jones Lang LaSalle, Hersha Hospitality Trust and CB Richard Ellis Group also helped. Underweighting energy major Exxon Mobil and timely ownership of commercial bank Citigroup contributed as well. Conversely, performance was hampered by weak picks in energy, where two Swiss-based offshore drillers, Noble and Transocean, fared poorly. I liquidated our position in Transocean by period end. That said, our largest relative detractor was 3W Power Holdings, a German SPAC, or special-purpose acquisition company. Underweighting computer/consumer electronics maker Apple, automaker Ford Motor and fast-food retailer McDonald's also detracted from results. Many of the stocks I've mentioned were out-of-index holdings.

Comments from Harlan Carere, Portfolio Manager of Fidelity AdvisorSM Capital Development Fund: During the past year, the fund's Institutional Class shares returned 11.06%, topping the S&P 500. Versus the index, stock picking in consumer discretionary and materials aided our results, as did solid picks in the financials sector and an overweighting in the strong-performing real estate segment. Individual contributors included Baidu.com, China's leading Internet search/advertising provider, Hong Kong-based shoe retailer/wholesaler Belle International Holdings and Ctrip.com International, a Chinese online travel firm. Commercial real estate holdings Jones Lang LaSalle, Hersha Hospitality Trust and CB Richard Ellis Group also helped. Underweighting energy major Exxon Mobil and timely ownership of commercial bank Citigroup contributed as well. Conversely, performance was hampered by weak picks in energy, where two Swiss-based offshore drillers, Noble and Transocean, fared poorly. I liquidated our position in Transocean by period end. That said, our largest relative detractor was 3W Power Holdings, a German SPAC, or special-purpose acquisition company. Underweighting computer/consumer electronics maker Apple, automaker Ford Motor and fast-food retailer McDonald's also detracted from results. Many of the stocks I've mentioned were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period* April 1, 2010 to September 30, 2010
Class O	.61%
Actual		$ 1,000.00	$ 1,000.00	$ 3.06
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09
Class A	.96%
Actual		$ 1,000.00	$ 998.90	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.26	$ 4.86
Class T	1.45%
Actual		$ 1,000.00	$ 995.60	$ 7.25
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.33
Class B	1.90%
Actual		$ 1,000.00	$ 994.50	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Class C	1.90%
Actual		$ 1,000.00	$ 994.50	$ 9.50
HypotheticalA		$ 1,000.00	$ 1,015.54	$ 9.60
Institutional Class	.87%
Actual		$ 1,000.00	$ 999.00	$ 4.36
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.0	1.0
Exxon Mobil Corp.	2.1	0.0
JPMorgan Chase & Co.	1.8	2.1
Hewlett-Packard Co.	1.7	1.7
Wells Fargo & Co.	1.6	2.1
ARM Holdings PLC	1.6	0.0
Barrick Gold Corp.	1.4	1.0
Newmont Mining Corp.	1.4	0.8
Chevron Corp.	1.3	1.1
Newcrest Mining Ltd.	1.3	0.8
	17.2
Top Five Market Sectors as of September 30, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.8	15.0
Consumer Discretionary	16.2	12.8
Financials	15.6	20.6
Industrials	14.7	8.8
Materials	11.6	11.7
Asset Allocation (% of fund's net assets)
As of September 30, 2010*		As of March 31, 2010**
	Stocks 100.0%		Stocks 99.6%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets † (0.1)%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	26.6%	** Foreign investments	26.3%
† Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments September 30, 2010

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
CONSUMER DISCRETIONARY - 16.2%
Auto Components - 0.4%
TRW Automotive Holdings Corp. (a)	280,200	$ 11,645,112
Automobiles - 0.3%
Ford Motor Co. (a)	778,500	9,528,840
Diversified Consumer Services - 0.6%
DeVry, Inc.	200,000	9,842,000
Steiner Leisure Ltd. (a)	136,050	5,183,505
Stewart Enterprises, Inc. Class A	425,300	2,292,367
		17,317,872
Hotels, Restaurants & Leisure - 2.5%
Ctrip.com International Ltd. sponsored ADR (a)	648,816	30,980,964
McDonald's Corp.	100,000	7,451,000
O'Charleys, Inc. (a)	100,000	719,000
Rick's Cabaret International, Inc. (a)	100,000	728,000
Starwood Hotels & Resorts Worldwide, Inc.	120,000	6,306,000
Wyndham Worldwide Corp.	854,390	23,470,093
		69,655,057
Household Durables - 0.2%
La-Z-Boy, Inc. (a)(c)	400,000	3,376,000
PulteGroup, Inc. (a)	180,500	1,581,180
		4,957,180
Internet & Catalog Retail - 1.0%
1-800-FLOWERS.com, Inc. Class A (a)	1,000,000	1,890,000
Amazon.com, Inc. (a)	175,100	27,501,206
		29,391,206
Leisure Equipment & Products - 0.6%
Hasbro, Inc.	358,600	15,961,286
Media - 2.4%
Antena 3 Television SA	400,000	3,299,428
DIRECTV (a)	100,000	4,163,000
Kabel Deutschland Holding AG	382,123	15,160,707
Omnicom Group, Inc.	100,000	3,948,000
The Walt Disney Co.	450,000	14,899,500
Viacom, Inc. Class B (non-vtg.)	254,600	9,213,974
Virgin Media, Inc.	751,566	17,301,049
		67,985,658
Multiline Retail - 1.2%
Dollarama, Inc.	100,000	2,629,405
Dollarama, Inc. (d)	381,000	10,018,032
Macy's, Inc.	500,000	11,545,000
Maoye International Holdings Ltd.	10,648,000	4,981,601
Target Corp.	100,000	5,344,000
		34,518,038
Specialty Retail - 3.3%
Ace Hardware Indonesia Tbk PT	488,000	110,723
Belle International Holdings Ltd.	12,528,000	25,156,108
Guess?, Inc.	200,000	8,126,000
Gymboree Corp. (a)(c)	230,000	9,554,200

	Shares	Value
Hengdeli Holdings Ltd.	9,362,000	$ 4,331,690
Ross Stores, Inc.	367,485	20,072,031
TJX Companies, Inc.	564,000	25,171,320
		92,522,072
Textiles, Apparel & Luxury Goods - 3.7%
Anta Sports Products Ltd.	1,915,000	4,437,647
Iconix Brand Group, Inc. (a)	499,081	8,733,918
Phillips-Van Heusen Corp.	336,900	20,267,904
Polo Ralph Lauren Corp. Class A	209,500	18,825,670
Steven Madden Ltd. (a)	248,602	10,207,598
VF Corp.	134,753	10,917,688
Warnaco Group, Inc. (a)	447,698	22,890,799
Yue Yuen Industrial (Holdings) Ltd.	2,000,000	7,410,749
		103,691,973
TOTAL CONSUMER DISCRETIONARY		457,174,294
CONSUMER STAPLES - 6.1%
Beverages - 1.8%
Anheuser-Busch InBev SA NV	450,766	26,518,884
Anheuser-Busch InBev SA NV (strip VVPR) (a)	160,000	654
Constellation Brands, Inc. Class A (sub. vtg.) (a)	755,000	13,355,950
Dr Pepper Snapple Group, Inc.	302,400	10,741,248
		50,616,736
Food & Staples Retailing - 0.4%
Drogasil SA	185,500	4,731,556
Wal-Mart Stores, Inc.	121,500	6,502,680
		11,234,236
Food Products - 2.1%
Alliance Grain Traders, Inc. (c)	584,000	16,695,446
BioExx Specialty Proteins Ltd. (a)	1,000,000	2,527,339
Chiquita Brands International, Inc. (a)	100,238	1,327,151
Danone	54,700	3,272,109
Diamond Foods, Inc. (c)	199,300	8,169,307
Dole Food Co., Inc. (c)	318,100	2,910,615
Fresh Del Monte Produce, Inc. (a)	574,545	12,467,627
Ralcorp Holdings, Inc. (a)	147,601	8,631,706
TreeHouse Foods, Inc. (a)	74,000	3,411,400
		59,412,700
Household Products - 0.3%
Procter & Gamble Co.	150,000	8,995,500
Personal Products - 1.5%
Herbalife Ltd.	448,530	27,068,786
Nu Skin Enterprises, Inc. Class A	505,500	14,558,400
		41,627,186
TOTAL CONSUMER STAPLES		171,886,358
Common Stocks - continued
	Shares	Value
ENERGY - 10.9%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	128,834	$ 5,488,328
Nabors Industries Ltd. (a)	475,900	8,594,754
Noble Corp.	505,500	17,080,845
Patterson-UTI Energy, Inc.	220,500	3,766,140
Schlumberger Ltd.	40,000	2,464,400
		37,394,467
Oil, Gas & Consumable Fuels - 9.6%
Anadarko Petroleum Corp.	136,400	7,781,620
Apache Corp.	160,800	15,719,808
Chevron Corp.	471,400	38,206,970
Cimarex Energy Co.	62,455	4,133,272
ConocoPhillips	141,600	8,132,088
Exxon Mobil Corp.	952,409	58,849,352
Falkland Oil & Gas Ltd. (a)(c)	1,507,598	3,078,869
International Coal Group, Inc. (a)	1,716,700	9,132,844
Marathon Oil Corp.	1,080,900	35,777,790
Massey Energy Co.	302,000	9,368,040
Occidental Petroleum Corp.	330,500	25,878,150
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (non-vtg.)	374,600	12,294,372
Range Resources Corp.	50,000	1,906,500
SemGroup Corp. Class A (a)	330,000	7,672,500
Southern Union Co.	351,800	8,464,308
Southwestern Energy Co. (a)	316,500	10,583,760
Suncor Energy, Inc.	312,400	10,172,928
Sunoco, Inc.	100,000	3,650,000
		270,803,171
TOTAL ENERGY		308,197,638
FINANCIALS - 15.5%
Capital Markets - 1.3%
3W Power Holdings SA (a)	1,155,600	6,207,647
3W Power Holdings SA warrants 9/1/12 (a)	1,105,000	301,311
Ameriprise Financial, Inc.	250,000	11,832,500
Evercore Partners, Inc. Class A	80,800	2,311,688
GLG Partners, Inc. warrants 12/28/11 (a)	4,170,200	526,696
Janus Capital Group, Inc.	589,077	6,450,393
Jefferies Group, Inc. (c)	400,000	9,076,000
		36,706,235
Commercial Banks - 3.2%
HDFC Bank Ltd.	84,785	4,722,886
Huntington Bancshares, Inc.	1,197,600	6,790,392
Oriental Financial Group, Inc.	114,618	1,524,419
PNC Financial Services Group, Inc.	81,400	4,225,474
Regions Financial Corp.	1,570,300	11,416,081
SunTrust Banks, Inc.	440,000	11,365,200

	Shares	Value
SVB Financial Group (a)	170,000	$ 7,194,400
Wells Fargo & Co.	1,769,050	44,456,227
		91,695,079
Consumer Finance - 0.3%
Capital One Financial Corp.	100,000	3,955,000
Cardtronics, Inc. (a)	240,500	3,710,915
		7,665,915
Diversified Financial Services - 4.1%
Bank of America Corp.	1,154,200	15,131,562
Citigroup, Inc. (a)	8,395,000	32,740,500
JPMorgan Chase & Co.	1,361,100	51,817,077
Moody's Corp.	200,000	4,996,000
NBH Holdings Corp. Class A (a)(d)	146,800	2,862,600
PICO Holdings, Inc. (a)	268,989	8,032,012
		115,579,751
Insurance - 3.6%
Alterra Capital Holdings Ltd.	191,736	3,819,381
Berkshire Hathaway, Inc. Class A (a)	66	8,217,000
Genworth Financial, Inc. Class A (a)	1,000,000	12,220,000
Lincoln National Corp.	383,400	9,170,928
Loews Corp.	253,700	9,615,230
MetLife, Inc.	470,000	18,071,500
Phoenix Group Holdings	2,622,677	28,222,647
Phoenix Group Holdings (Reg. S)	450,000	3,873,947
Platinum Underwriters Holdings Ltd.	98,167	4,272,228
Protective Life Corp.	146,200	3,181,312
Unum Group	73,300	1,623,595
		102,287,768
Real Estate Investment Trusts - 1.2%
CBL & Associates Properties, Inc.	1,044,258	13,638,009
Hersha Hospitality Trust	1,668,686	8,643,793
Sunstone Hotel Investors, Inc. (a)	445,000	4,036,150
Vornado Realty Trust	100,362	8,583,962
		34,901,914
Real Estate Management & Development - 1.8%
CB Richard Ellis Group, Inc. Class A (a)	1,057,400	19,329,272
Iguatemi Empresa de Shopping Centers SA	344,300	7,688,381
Jones Lang LaSalle, Inc.	245,700	21,196,539
Unite Group PLC (a)	756,222	2,613,571
		50,827,763
TOTAL FINANCIALS		439,664,425
HEALTH CARE - 5.8%
Biotechnology - 0.7%
Alexion Pharmaceuticals, Inc. (a)	57,556	3,704,304
Amgen, Inc. (a)	200,000	11,022,000
AVEO Pharmaceuticals, Inc.	66,400	739,696
ImmunoGen, Inc. (a)	99,600	624,492
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Micromet, Inc. (a)	394,692	$ 2,652,330
ZIOPHARM Oncology, Inc. (a)	300,000	1,125,000
		19,867,822
Health Care Equipment & Supplies - 1.3%
C. R. Bard, Inc.	135,000	10,993,050
Cooper Companies, Inc.	280,000	12,941,600
Covidien PLC	150,600	6,052,614
Hospira, Inc. (a)	54,300	3,095,643
Symmetry Medical, Inc. (a)	250,000	2,410,000
		35,492,907
Health Care Providers & Services - 2.0%
Emergency Medical Services Corp. Class A (a)	107,300	5,713,725
Express Scripts, Inc. (a)	378,072	18,412,106
Hanger Orthopedic Group, Inc. (a)	1,122,172	16,316,381
Humana, Inc. (a)	37,000	1,858,880
Medco Health Solutions, Inc. (a)	245,600	12,785,936
UnitedHealth Group, Inc.	80,900	2,840,399
		57,927,427
Life Sciences Tools & Services - 0.2%
Life Technologies Corp. (a)	120,000	5,602,800
Pharmaceuticals - 1.6%
Allergan, Inc.	206,200	13,718,486
GlaxoSmithKline PLC sponsored ADR	100,000	3,952,000
Pfizer, Inc.	200,000	3,434,000
PT Kalbe Farma Tbk	5,000,000	1,428,574
Shire PLC sponsored ADR	60,000	4,036,800
Valeant Pharmaceuticals International, Inc.	748,090	18,870,411
		45,440,271
TOTAL HEALTH CARE		164,331,227
INDUSTRIALS - 14.7%
Aerospace & Defense - 4.6%
Esterline Technologies Corp. (a)	325,000	18,599,750
Goodrich Corp.	105,000	7,741,650
Honeywell International, Inc.	599,567	26,344,974
Precision Castparts Corp.	140,700	17,918,145
Raytheon Co.	186,137	8,508,322
The Boeing Co.	320,000	21,292,800
United Technologies Corp.	415,200	29,574,696
		129,980,337
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	200,000	13,338,000

	Shares	Value
Building Products - 0.4%
Armstrong World Industries, Inc. (a)	100,000	$ 4,151,000
Owens Corning (a)	266,900	6,840,647
		10,991,647
Commercial Services & Supplies - 0.4%
Republic Services, Inc.	100,000	3,049,000
United Stationers, Inc. (a)	180,700	9,669,257
		12,718,257
Construction & Engineering - 0.9%
Fluor Corp.	286,400	14,185,392
Furmanite Corp. (a)	1,000,000	4,880,000
Jacobs Engineering Group, Inc. (a)	103,500	4,005,450
Orion Marine Group, Inc. (a)	179,300	2,225,113
		25,295,955
Electrical Equipment - 0.4%
Deswell Industries, Inc.	14,000	41,020
Fushi Copperweld, Inc. (a)	203,500	1,768,415
Regal-Beloit Corp.	172,667	10,133,826
		11,943,261
Industrial Conglomerates - 1.2%
3M Co.	130,000	11,272,300
Carlisle Companies, Inc.	310,000	9,284,500
General Electric Co.	200,000	3,250,000
Textron, Inc.	489,000	10,053,840
		33,860,640
Machinery - 2.4%
Bucyrus International, Inc. Class A	279,500	19,383,325
Caterpillar, Inc.	269,500	21,204,260
Commercial Vehicle Group, Inc. (a)	383,176	3,900,732
Cummins, Inc.	30,000	2,717,400
Hardinge, Inc.	533,240	4,084,618
Ingersoll-Rand Co. Ltd.	230,000	8,213,300
Navistar International Corp. (a)	39,410	1,719,852
Pall Corp.	100,000	4,164,000
Wabash National Corp. (a)	270,000	2,184,300
		67,571,787
Marine - 0.0%
Navios Maritime Acquisition Corp. (a)	11,800	64,782
Road & Rail - 2.9%
Arkansas Best Corp.	200,000	4,846,000
CSX Corp.	383,400	21,209,688
Norfolk Southern Corp.	488,900	29,094,439
Union Pacific Corp.	317,600	25,979,680
		81,129,807
Trading Companies & Distributors - 1.0%
Finning International, Inc.	500,000	11,625,759
Interline Brands, Inc. (a)	335,008	6,043,544
WESCO International, Inc. (a)	285,000	11,197,650
		28,866,953
TOTAL INDUSTRIALS		415,761,426
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 2.4%
Cisco Systems, Inc. (a)	1,460,300	$ 31,980,570
DG FastChannel, Inc. (a)	300,000	6,525,000
DragonWave, Inc. (a)(c)	258,600	1,824,968
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	2,502,200	27,449,134
		67,779,672
Computers & Peripherals - 4.9%
Apple, Inc. (a)	299,300	84,926,379
Hewlett-Packard Co.	1,158,300	48,729,681
Isilon Systems, Inc. (a)	99,200	2,210,176
SanDisk Corp. (a)	100,000	3,665,000
		139,531,236
Electronic Equipment & Components - 1.0%
Corning, Inc.	600,000	10,968,000
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,240,000	8,435,897
Jabil Circuit, Inc.	200,000	2,882,000
SYNNEX Corp. (a)	162,900	4,584,006
Vishay Precision Group, Inc. (a)	100,000	1,561,000
		28,430,903
Internet Software & Services - 3.8%
Akamai Technologies, Inc. (a)	47,400	2,378,532
Baidu.com, Inc. sponsored ADR (a)	267,500	27,450,850
eBay, Inc. (a)	320,000	7,808,000
Equinix, Inc. (a)	7,500	767,625
Google, Inc. Class A (a)	50,000	26,289,500
Open Text Corp. (a)	301,600	14,233,468
Rackspace Hosting, Inc. (a)	250,000	6,495,000
Sina Corp. (a)	205,000	10,368,900
Support.com, Inc. (a)	600,000	2,748,000
Tencent Holdings Ltd.	439,700	9,611,177
		108,151,052
IT Services - 1.2%
Acxiom Corp. (a)	690,000	10,943,400
Alliance Data Systems Corp. (a)(c)	106,250	6,933,875
Convergys Corp. (a)	250,000	2,612,500
Fidelity National Information Services, Inc.	470,000	12,751,100
		33,240,875
Semiconductors & Semiconductor Equipment - 1.9%
ARM Holdings PLC	3,500,000	21,774,158
ARM Holdings PLC sponsored ADR (c)	1,100,000	20,636,000
Avago Technologies Ltd. (a)	282,100	6,350,071
KLA-Tencor Corp.	100,000	3,523,000
		52,283,229
Software - 2.6%
Autodesk, Inc. (a)	350,000	11,189,500
BMC Software, Inc. (a)	277,200	11,221,056

	Shares	Value
ChinaCache International Holdings Ltd. sponsored ADR (a)	6,100	$ 84,790
Citrix Systems, Inc. (a)	246,900	16,848,456
CommVault Systems, Inc. (a)	90,000	2,342,700
Informatica Corp. (a)	13,558	520,763
Longtop Financial Technologies Ltd. ADR (a)	85,101	3,348,724
MICROS Systems, Inc. (a)	300,000	12,699,000
Solera Holdings, Inc.	265,000	11,702,400
Taleo Corp. Class A (a)	114,200	3,310,658
		73,268,047
TOTAL INFORMATION TECHNOLOGY		502,685,014
MATERIALS - 11.6%
Chemicals - 2.5%
Ashland, Inc.	155,000	7,559,350
CF Industries Holdings, Inc.	55,000	5,252,500
Dow Chemical Co.	109,100	2,995,886
Grasim Industries Ltd.	187	9,676
Huntsman Corp.	500,000	5,780,000
LyondellBasell Industries NV:
Class A (a)	568,836	13,595,180
Class B (a)	520,812	12,421,366
Neo Material Technologies, Inc. (a)	2,730,600	13,059,103
The Mosaic Co.	159,893	9,395,313
		70,068,374
Containers & Packaging - 0.5%
Boise, Inc. (a)	1,425,000	9,248,250
Owens-Illinois, Inc. (a)	220,000	6,173,200
		15,421,450
Metals & Mining - 8.5%
Agnico-Eagle Mines Ltd. (Canada)	363,500	25,846,926
Barrick Gold Corp.	877,300	40,549,808
Carpenter Technology Corp.	245,300	8,269,063
Compass Minerals International, Inc.	110,000	8,428,200
Endeavour Silver Corp. (a)	492,100	1,994,709
First Quantum Minerals Ltd.	70,000	5,324,423
Freeport-McMoRan Copper & Gold, Inc.	111,500	9,520,985
International Tower Hill Mines Ltd. (a)(d)	900,000	5,642,770
Kinross Gold Corp.	807,800	15,154,838
Newcrest Mining Ltd.	959,787	36,804,958
Newmont Mining Corp.	627,100	39,388,151
Noranda Income Fund Class A priority units (a)	376,000	1,831,115
Pan American Silver Corp.	453,607	13,422,234
Sabina Gold & Silver Corp. (a)	350,100	1,609,694
Silver Standard Resources, Inc. (a)	628,300	12,553,437
Silver Wheaton Corp. (a)	500,000	13,317,132
		239,658,443
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.1%
Acadian Timber Corp.	610,800	$ 3,669,253
TOTAL MATERIALS		328,817,520
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.7%
Global Crossing Ltd. (a)	106,861	1,374,232
Qwest Communications International, Inc.	2,203,000	13,812,810
Verizon Communications, Inc.	100,000	3,259,000
		18,446,042
Wireless Telecommunication Services - 0.5%
SOFTBANK CORP.	250,000	8,180,613
Sprint Nextel Corp. (a)	1,587,000	7,347,810
		15,528,423
TOTAL TELECOMMUNICATION SERVICES		33,974,465
UTILITIES - 0.2%
Multi-Utilities - 0.2%
CMS Energy Corp.	319,422	5,755,984
TOTAL COMMON STOCKS (Cost $2,495,747,987)		2,828,248,351
Convertible Bonds - 0.1%
	Principal Amount
FINANCIALS - 0.1%
Capital Markets - 0.1%
GLG Partners, Inc. 5% 5/15/14 (d)	$ 1,750,000
(Cost $1,750,000)		2,256,275
Money Market Funds - 1.1%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.26% (b)(e) (Cost $29,812,382)	29,812,382	$ 29,812,382
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $2,527,310,369)		2,860,317,008
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(33,183,724)
NET ASSETS - 100%		$ 2,827,133,284
Legend
(a) Non-income producing
(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,779,677 or 0.7% of net assets.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,005
Fidelity Securities Lending Cash Central Fund	518,789
Total	$ 543,794
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Hanger Orthopedic Group, Inc.	$ 25,174,938	$ 632,376	$ 12,381,402	$ -	$ -
Other Information

The following is a summary of the inputs used, as of September 30, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 457,174,294	$ 457,174,294	$ -	$ -
Consumer Staples	171,886,358	171,886,358	-	-
Energy	308,197,638	308,197,638	-	-
Financials	439,664,425	428,204,992	8,596,833	2,862,600
Health Care	164,331,227	164,331,227	-	-
Industrials	415,761,426	415,761,426	-	-
Information Technology	502,685,014	480,826,066	21,858,948	-
Materials	328,817,520	328,807,844	9,676	-
Telecommunication Services	33,974,465	25,793,852	8,180,613	-
Utilities	5,755,984	5,755,984	-	-
Corporate Bonds	2,256,275	-	2,256,275	-
Money Market Funds	29,812,382	29,812,382	-	-
Total Investments in Securities:	$ 2,860,317,008	$ 2,816,552,063	$ 40,902,345	$ 2,862,600
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(73,400)
Cost of Purchases	2,936,000
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,862,600
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2010	$ (73,400)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	73.4%
Canada	8.7%
Cayman Islands	5.1%
United Kingdom	1.8%
China	1.7%
Australia	1.3%
Sweden	1.0%
Others (Individually Less Than 1%)	7.0%
100.0%
Income Tax Information

At September 30, 2010, the Fund had a capital loss carryforward of approximately $1,046,788,322 of which $652,766,370 and $394,021,952 will expire on September 30, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2010

Assets
Investment in securities, at value (including securities loaned of $28,722,279) - See accompanying schedule: Unaffiliated issuers (cost $2,497,497,987)	$ 2,830,504,626
Fidelity Central Funds (cost $29,812,382)	29,812,382
Total Investments (cost $2,527,310,369)		$ 2,860,317,008
Foreign currency held at value (cost $35,505)		35,505
Receivable for investments sold		73,188,593
Receivable for fund shares sold		1,236,910
Dividends receivable		3,181,686
Interest receivable		32,813
Distributions receivable from Fidelity Central Funds		15,587
Other receivables		432,449
Total assets		2,938,440,551

Liabilities
Payable to custodian bank	$ 4,306
Payable for investments purchased	61,129,394
Payable for fund shares redeemed	3,179,406
Accrued management fee	1,298,559
Distribution and service plan fees payable	66,055
Notes payable to affiliates	15,449,000
Other affiliated payables	222,003
Other payables and accrued expenses	146,162
Collateral on securities loaned, at value	29,812,382
Total liabilities		111,307,267

Net Assets		$ 2,827,133,284
Net Assets consist of:
Paid in capital		$ 3,557,384,613
Undistributed net investment income		9,629,926
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,072,854,889)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		332,973,634
Net Assets		$ 2,827,133,284

Statement of Assets and Liabilities - continued

September 30, 2010

Class O: Net Asset Value, offering price and redemption price per share ($2,509,668,977 ÷ 264,138,762 shares)	$ 9.50

Class A: Net Asset Value and redemption price per share ($315,289,642 ÷ 34,052,158 shares)	$ 9.26

Maximum offering price per share (100/94.25 of $9.26)	$ 9.82
Class T: Net Asset Value and redemption price per share ($759,503 ÷ 82,986 shares)	$ 9.15

Maximum offering price per share (100/96.50 of $9.15)	$ 9.48
Class B: Net Asset Value and offering price per share ($367,862 ÷ 40,663 shares) A	$ 9.05

Class C: Net Asset Value and offering price per share ($903,603 ÷ 100,192 shares) A	$ 9.02

Institutional Class: Net Asset Value, offering price and redemption price per share ($143,697 ÷ 15,062 shares)	$ 9.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2010

Investment Income
Dividends		$ 31,771,089
Interest		147,101
Income from Fidelity Central Funds		543,794
Total income		32,461,984

Expenses
Management fee	$ 17,540,822
Transfer agent fees	539,931
Distribution and service plan fees	870,245
Accounting and security lending fees	955,796
Custodian fees and expenses	181,581
Independent trustees' compensation	19,033
Appreciation in deferred trustee compensation account	51
Registration fees	72,906
Audit	72,530
Legal	22,174
Interest	13,019
Miscellaneous	49,005
Total expenses before reductions	20,337,093
Expense reductions	(294,166)	20,042,927
Net investment income (loss)		12,419,057
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,940,929)	359,752,896
Other affiliated issuers	2,196,142
Foreign currency transactions	(325,548)
Capital gain distributions from Fidelity Central Funds	4,893
Total net realized gain (loss)		361,628,383
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,635,811)	(27,800,121)
Assets and liabilities in foreign currencies	(23,127)
Total change in net unrealized appreciation (depreciation)		(27,823,248)
Net gain (loss)		333,805,135
Net increase (decrease) in net assets resulting from operations		$ 346,224,192

Statement of Changes in Net Assets

	Year ended September 30, 2010	Year ended September 30, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,419,057	$ 39,967,942
Net realized gain (loss)	361,628,383	(1,310,140,438)
Change in net unrealized appreciation (depreciation)	(27,823,248)	879,878,800
Net increase (decrease) in net assets resulting from operations	346,224,192	(390,293,696)
Distributions to shareholders from net investment income	(26,780,437)	(37,208,511)
Distributions to shareholders from net realized gain	(1,958,207)	(2,613,165)
Total distributions	(28,738,644)	(39,821,676)
Share transactions - net increase (decrease)	(1,151,405,238)	(76,939,898)
Total increase (decrease) in net assets	(833,919,690)	(507,055,270)

Net Assets
Beginning of period	3,661,052,974	4,168,108,244
End of period (including undistributed net investment income of $9,629,926 and undistributed net investment income of $25,319,163, respectively)	$ 2,827,133,284	$ 3,661,052,974

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class O

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.61	$ 9.57	$ 14.37	$ 12.91	$ 11.91
Income from Investment Operations
Net investment income (loss) C	.04	.09	.08	.12	.14
Net realized and unrealized gain (loss)	.93	(.95)	(2.86)	2.25	1.18
Total from investment operations	.97	(.86)	(2.78)	2.37	1.32
Distributions from net investment income	(.07)	(.09)	(.11)	(.14)	(.13)
Distributions from net realized gain	(.01)	(.01)	(1.91)	(.77)	(.19)
Total distributions	(.08)	(.10) H	(2.02) G	(.91)	(.32)
Net asset value, end of period	$ 9.50	$ 8.61	$ 9.57	$ 14.37	$ 12.91
Total Return A,B	11.31%	(8.77)%	(22.45)%	19.44%	11.25%
Ratios to Average Net Assets D,F
Expenses before reductions	.61%	.61%	.59%	.60%	.61%
Expenses net of fee waivers, if any	.61%	.61%	.59%	.60%	.61%
Expenses net of all reductions	.60%	.60%	.58%	.59%	.57%
Net investment income (loss)	.44%	1.33%	.64%	.90%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,509,669	$ 3,278,390	$ 3,785,291	$ 5,352,895	$ 5,034,751
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.02 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.10 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class A

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.39	$ 9.32	$ 14.04	$ 12.64	$ 11.66
Income from Investment Operations
Net investment income (loss) D	.01	.06	.03	.07	.08
Net realized and unrealized gain (loss)	.90	(.93)	(2.78)	2.19	1.16
Total from investment operations	.91	(.87)	(2.75)	2.26	1.24
Distributions from net investment income	(.04)	(.05)	(.06)	(.09)	(.07)
Distributions from net realized gain	(.01)	(.01)	(1.91)	(.77)	(.19)
Total distributions	(.04) J	(.06) I	(1.97) H	(.86)	(.26)
Net asset value, end of period	$ 9.26	$ 8.39	$ 9.32	$ 14.04	$ 12.64
Total Return A,B,C	10.94%	(9.18)%	(22.73)%	18.90%	10.81%
Ratios to Average Net Assets E,G
Expenses before reductions	.98%	1.02%	.99%	.99%	1.06%
Expenses net of fee waivers, if any	.98%	1.02%	.99%	.99%	1.06%
Expenses net of all reductions	.97%	1.01%	.97%	.98%	1.02%
Net investment income (loss)	.07%	.92%	.25%	.51%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 315,290	$ 380,175	$ 379,162	$ 471,593	$ 372,010
Portfolio turnover rate F	62%	152%	283%	200%	184%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.97 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $1.907 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.006 per share.

J Total distributions of $.04 per share is comprised of distributions from net investment income of $.039 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 9.22	$ 13.91	$ 12.57	$ 11.66
Income from Investment Operations
Net investment income (loss) C	(.04)	.03	(.02)	.01	.04
Net realized and unrealized gain (loss)	.90	(.93)	(2.76)	2.19	1.14
Total from investment operations	.86	(.90)	(2.78)	2.20	1.18
Distributions from net investment income	-	(.03)	(.01)	(.09)	(.08)
Distributions from net realized gain	-	(.01)	(1.91)	(.77)	(.19)
Total distributions	-	(.03) H	(1.91) G	(.86)	(.27)
Net asset value, end of period	$ 9.15	$ 8.29	$ 9.22	$ 13.91	$ 12.57
Total Return A,B	10.37%	(9.65)%	(23.06)%	18.49%	10.31%
Ratios to Average Net Assets D,F
Expenses before reductions	1.47%	1.48%	1.42%	1.43%	1.43%
Expenses net of fee waivers, if any	1.47%	1.48%	1.42%	1.43%	1.43%
Expenses net of all reductions	1.46%	1.47%	1.40%	1.42%	1.39%
Net investment income (loss)	(.43)%	.47%	(.18)%	.07%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 760	$ 978	$ 1,013	$ 1,063	$ 434
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.91 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $1.907 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $.006 per share.

Financial Highlights - Class B

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.23	$ 9.15	$ 13.83	$ 12.51	$ 11.64
Income from Investment Operations C
Net investment income (loss)	(.08)	- H	(.08)	(.05)	(.03)
Net realized and unrealized gain (loss)	.90	(.92)	(2.74)	2.18	1.15
Total from investment operations	.82	(.92)	(2.82)	2.13	1.12
Distributions from net investment income	-	-	-	(.04)	(.06)
Distributions from net realized gain	-	-	(1.86)	(.77)	(.19)
Total distributions	-	-	(1.86) I	(.81)	(.25)
Net asset value, end of period	$ 9.05	$ 8.23	$ 9.15	$ 13.83	$ 12.51
Total Return A,B	9.96%	(10.05)%	(23.45)%	17.92%	9.74%
Ratios to Average Net Assets D,G
Expenses before reductions	1.92%	1.94%	1.90%	1.91%	1.95%
Expenses net of fee waivers, if any	1.92%	1.94%	1.90%	1.91%	1.95%
Expenses net of all reductions	1.91%	1.93%	1.88%	1.90%	1.91%
Net investment income (loss)	(.88)%	-% F	(.66)%	(.41)%	(.21)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 368	$ 384	$ 399	$ 466	$ 284
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.86 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.863 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.21	$ 9.16	$ 13.85	$ 12.53	$ 11.64
Income from Investment Operations
Net investment income (loss) C	(.07)	- G	(.08)	(.05)	(.01)
Net realized and unrealized gain (loss)	.88	(.92)	(2.73)	2.18	1.15
Total from investment operations	.81	(.92)	(2.81)	2.13	1.14
Distributions from net investment income	-	(.02)	-	(.04)	(.06)
Distributions from net realized gain	-	(.01)	(1.88)	(.77)	(.19)
Total distributions	-	(.03) I	(1.88) H	(.81)	(.25)
Net asset value, end of period	$ 9.02	$ 8.21	$ 9.16	$ 13.85	$ 12.53
Total Return A,B	9.87%	(10.00)%	(23.39)%	17.87%	9.89%
Ratios to Average Net Assets D,F
Expenses before reductions	1.90%	1.93%	1.90%	1.91%	1.86%
Expenses net of fee waivers, if any	1.90%	1.93%	1.90%	1.91%	1.86%
Expenses net of all reductions	1.89%	1.92%	1.89%	1.90%	1.82%
Net investment income (loss)	(.85)%	.01%	(.66)%	(.41)%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 904	$ 1,042	$ 522	$ 458	$ 229
Portfolio turnover rate E	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.88 per share is comprised of distributions from net investment income of $.000 and distributions from net realized gain of $1.879 per share.

I Total distributions of $.03 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $.006 per share.

Financial Highlights - Institutional Class

Years ended September 30,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.59	$ 9.55	$ 14.33	$ 12.90	$ 11.91
Income from Investment Operations
Net investment income (loss) B	.02	.08	.06	.11	.12
Net realized and unrealized gain (loss)	.93	(.96)	(2.84)	2.23	1.17
Total from investment operations	.95	(.88)	(2.78)	2.34	1.29
Distributions from net investment income	-	(.07)	(.09)	(.14)	(.11)
Distributions from net realized gain	-	(.01)	(1.91)	(.77)	(.19)
Total distributions	-	(.08) G	(2.00) F	(.91)	(.30)
Net asset value, end of period	$ 9.54	$ 8.59	$ 9.55	$ 14.33	$ 12.90
Total Return A	11.06%	(8.99)%	(22.48)%	19.20%	11.04%
Ratios to Average Net Assets C,E
Expenses before reductions	.87%	.81%	.74%	.74%	.78%
Expenses net of fee waivers, if any	.87%	.81%	.74%	.74%	.78%
Expenses net of all reductions	.87%	.79%	.73%	.69%	.74%
Net investment income (loss)	.17%	1.14%	.50%	.80%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 144	$ 83	$ 1,720	$ 2,422	$ 114
Portfolio turnover rate D	62%	152%	283%	200%	184%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.00 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $1.907 per share.

G Total distributions of $.08 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2010

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers Class O, Class A (formerly Class N), Class T, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O will no longer be offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of September 30, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 470,425,667
Gross unrealized depreciation	(163,485,595)
Net unrealized appreciation (depreciation)	$ 306,940,072

Tax Cost	$ 2,553,376,936

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,707,022
Capital loss carryforward	$ (1,046,788,322)
Net unrealized appreciation (depreciation)	$ 306,907,068

The tax character of distributions paid was as follows:

	September 30, 2010	September 30, 2009
Ordinary Income	$ 28,738,644	$ 39,821,676

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,917,783,894 and $3,061,380,587, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	0%	.25%	$ 853,495	$ 11,473
Class T	.25%	.25%	3,890	20
Class B	.75%	.25%	3,665	2,751
Class C	.75%	.25%	9,195	965
			$ 870,245	$ 15,209

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,535
Class T	648
Class B*	868
Class C*	238
$ 4,289

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class O	$ 112,643	.00*
Class A	420,224.12
Class T	2,862.37
Class B	1,166.32
Class C	2,709.29
Institutional Class	327.27
	$ 539,931

* Amount represents less than .01%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $70,022 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,287,179.41%		$ 7,445

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,262 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $518,789.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $12,850,160. The weighted average interest rate was .62%. The interest expense amounted to $5,574 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $294,166 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2010	2009
From net investment income
Class O	$ 25,105,317	$ 34,977,828
Class A	1,675,120	2,211,312
Class T	-	3,457
Class C	-	2,139
Institutional Class	-	13,775
Total	$ 26,780,437	$ 37,208,511

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows: - continued

Years ended September 30,	2010	2009
From net realized gain
Class O	$ 1,743,448	$ 2,360,189
Class A	214,759	250,450
Class T	-	798
Class C	-	611
Institutional Class	-	1,117
Total	$ 1,958,207	$ 2,613,165

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2010	2009	2010	2009
Class O
Shares sold	41,289,302	22,448,512	$ 373,895,608	$ 158,446,482
Reinvestment of distributions	2,773,030	5,071,181	24,264,054	34,282,205
Shares redeemed	(160,706,664)	(42,079,870)	(1,449,719,075)	(300,445,967)
Net increase (decrease)	(116,644,332)	(14,560,177)	$ (1,051,559,413)	$ (107,717,280)
Class A
Shares sold	11,028,541	8,258,131	$ 97,288,817	$ 56,859,926
Reinvestment of distributions	194,226	339,292	1,660,628	2,242,770
Shares redeemed	(22,480,213)	(3,959,271)	(198,261,888)	(27,548,432)
Net increase (decrease)	(11,257,446)	4,638,152	$ (99,312,443)	$ 31,554,264
Class T
Shares sold	16,924	68,566	$ 148,983	$ 478,855
Reinvestment of distributions	-	623	-	4,090
Shares redeemed	(51,916)	(61,121)	(452,162)	(411,093)
Net increase (decrease)	(34,992)	8,068	$ (303,179)	$ 71,852
Class B
Shares sold	8,327	23,061	$ 72,776	$ 153,649
Shares redeemed	(14,340)	(20,044)	(124,006)	(138,646)
Net increase (decrease)	(6,013)	3,017	$ (51,230)	$ 15,003
Class C
Shares sold	8,316	135,123	$ 73,022	$ 875,951
Reinvestment of distributions	-	401	-	2,612
Shares redeemed	(35,106)	(65,549)	(301,614)	(438,818)
Net increase (decrease)	(26,790)	69,975	$ (228,592)	$ 439,745
Institutional Class
Shares sold	7,602	38,032	$ 70,191	$ 258,986
Reinvestment of distributions	-	2,061	-	13,910
Shares redeemed	(2,193)	(210,626)	(20,572)	(1,576,378)
Net increase (decrease)	5,409	(170,533)	$ 49,619	$ (1,303,482)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 18, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 221 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Class O and Class A of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Class O and Class A show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Fidelity Advisor Capital Development Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class O of the fund was in the third quartile for all the periods shown. The Board also noted that the investment performance of Class O of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class, and Class O ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, MA

ADESII-I-UANN-1110
1.814761.105

Item 2. Code of Ethics

As of the end of the period, September 30, 2010, Fidelity Destiny Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Capital Development Fund and Fidelity Advisor Diversified Stock Fund (the "Funds"):

Services Billed by Deloitte Entities

September 30, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$51,000	$-	$6,000	$-
Fidelity Advisor Diversified Stock Fund	$52,000	$-	$9,000	$-

September 30, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$52,000	$-	$6,200	$-
Fidelity Advisor Diversified Stock Fund	$53,000	$-	$9,700	$-

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	September 30, 2010A	September 30, 2009A
Audit-Related Fees	$720,000	$1,020,000
Tax Fees	$-	$2,000
All Other Fees	$520,000	$405,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	September 30, 2010 A	September 30, 2009 A
Deloitte Entities	$1,290,000	$1,555,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Destiny Portfolios

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 24, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	November 24, 2010